SCHWAB ONESOURCE ANNUITY®

A flexible premium deferred variable annuity

Issued by

First Great-West Life & Annuity Insurance Company

Overview

This Prospectus describes the Schwab OneSource Annuity® (the “Contract”) — a flexible premium deferred variable annuity contract that allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. First Great-West Life & Annuity Insurance Company (“we,” “us,” or “First Great-West”) issues the Contract as individual contracts.

This Prospectus presents important information you should review before purchasing the Schwab OneSource Annuity. Please read it carefully and keep it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information (“SAI”) dated May 1, 2008 (as may be amended from time to time), and filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Prospectus as a matter of law, which means it is legally a part of this Prospectus. The SAI’s table of contents may be found on the last page of this Prospectus. You may obtain a copy without charge by contacting the Annuity Service Center at the above address or phone number. Or, you can obtain it by visiting the SEC’s web site at http://www.sec.gov. This web site also contains other information about us that has been filed electronically.

How to Invest

We refer to amounts you invest in the Contract as “Contributions.” The minimum initial Contribution is $5,000. Additional Contributions can be made at any time before you begin receiving annuity payments or taking periodic withdrawals.

The minimum subsequent Contribution is:

•	$500 per Contribution; or
•	$100 per Contribution if made via Automatic Bank Draft Plan.

Allocating Your Money

When you contribute money to the Schwab OneSource Annuity®, you can allocate it among the Sub-Accounts of the Variable Annuity-1 Series Account, which invest in the following Portfolios:

•	AIM V.I. International Growth Fund – Series I Shares
•	Alger American Growth Portfolio – Class O Shares
•	Alger American MidCap Growth Portfolio – Class O Shares
•	AllianceBernstein VPS Growth & Income Portfolio – Class A Shares
•	AllianceBernstein VPS Growth Portfolio – Class A Shares
•	AllianceBernstein VPS International Growth Portfolio – Class A Shares
•	AllianceBernstein VPS International Value Portfolio – Class A Shares
•	AllianceBernstein VPS Real Estate Investment Portfolio – Class A Shares
•	AllianceBernstein VPS Small/Mid Cap Value Portfolio – Class A Shares
•	American Century VP Balanced Fund –Class I Shares
•	American Century VP Income & Growth Fund –Class I Shares
•	American Century VP Value Fund – Class I Shares
•	Delaware VIP Growth Opportunities Series – Standard Class

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 1, 2008.

•	Delaware VIP Small Cap Value Series – Standard Class
•	Dreyfus Investment Portfolios MidCap Stock Portfolio – Initial Shares
•	Dreyfus Variable Investment Fund Appreciation Portfolio – Initial Shares
•	DWS Blue Chip VIP – Class A Shares
•	DWS Capital Growth VIP – Class A Shares
•	DWS Dreman High Return Equity VIP – Class A Shares
•	DWS Dreman Small Mid Cap Value VIP – Class A Shares
•	DWS Health Care VIP – Class A Shares
•	DWS Large Cap Value VIP – Class A Shares
•	DWS Small Cap Index VIP – Class A Shares
•	Federated Fund for U.S. Government Securities II
•	Franklin Small Cap Value Securities Fund – Class II
•	Janus Aspen Series Balanced Portfolio – Service Shares
•	Janus Aspen Series Flexible Bond Portfolio – Service Shares
•	Janus Aspen Series Growth and Income Portfolio – Service Shares
•	LVIP Baron Growth Opportunities Fund – Service Shares
•	MFS VIT Utility Series – Service Class
•	Neuberger Berman AMT Regency Portfolio – Class S Shares
•	NVIT Mid Cap Index Fund – Class II Shares
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer International Growth Fund/VA
•	PIMCO VIT High Yield Portfolio – Administrative Class Shares
•	PIMCO VIT Low Duration Portfolio – Administrative Class Shares
•	PIMCO VIT Total Return Portfolio – Administrative Class Shares
•	Pioneer Emerging Markets VCT – Class 2 Shares
•	Pioneer Fund VCT Portfolio – Class I Shares
•	Pioneer Growth Opportunities VCT Portfolio – Class I Shares
•	Pioneer Mid Cap Value VCT Portfolio – Class II Shares
•	Pioneer Small Cap Value Fund VCT Portfolio – Class I Shares
•	Schwab MarketTrack Growth Portfolio II(
•	Schwab Money Market Portfolio(
•	Schwab S&P 500 Index Portfolio
•	Seligman Communication & Information Portfolio– Class 2 Shares
•	Third Avenue Value Portfolio – Variable Series Trust Shares
•	Van Kampen LIT Comstock Portfolio – Class I Shares
•	Van Kampen LIT Growth & Income Portfolio – Class I Shares
•	Wells Fargo Advantage VT Discovery Fund – Class VT Shares
•	Wells Fargo Advantage VT Opportunity Fund – Class VT Shares

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with the Contracts other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

This Contract is not available in all states.

Sales and Surrender Charges

There are no sales, redemption, surrender, or withdrawal charges under the Schwab OneSourceAnnuity®.

Right of Cancellation Period

After you receive your Contract, you can look it over for at least 10 days and up to 60 days for replacement policies, during which time you may cancel your Contract as described in more detail on this prospectus.

Payout Options

The Schwab OneSource Annuity® offers three payout options - through periodic withdrawals, variable annuity payouts or a single, lump-sum payment. The Contracts are not deposits of, or guaranteed or endorsed by, any bank, nor are the Contracts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Contracts involve certain investment risks, including possible loss of principal.

For account information, please contact:

Annuity Service Center

P.O. Box 173920

Denver, CO 80217-3920

1-888-560-5938.

Via Internet:

www.schwab.com

Table of Contents
Definitions	5
Fee Table	8
Example	9
Condensed Financial Information	10
Summary	10
How to Contact Schwab	10
First Great-West Life & Annuity Insurance Company	11
The Series Account	11
The Portfolios	12
Meeting Investment Objectives	21
Where to Find More Information About the Portfolios	21
Addition, Deletion or Substitution	21
Application and Initial Contributions	21
Right of Cancellation Period	21
Subsequent Contributions	22
Annuity Account Value	22
Transfers	23
Market Timing & Excessive Trading	24
Automatic Customer Transfers	25
Cash Withdrawals	27
Withdrawals to Pay Investment Manager or Financial Advisor Fees	28
Tax Consequences of Withdrawals	28
Telephone and Internet Transactions	28
Death Benefit	28
Beneficiary	30
Distribution of Death Benefit	30
Charges and Deductions	31
Mortality and Expense Risk Charge	32
Expenses of the Portfolios	32
Premium Tax	32
Other Taxes	32
Payout Options	33
Periodic Withdrawals	33
Annuity Payouts	33
Seek Tax Advice	35
Federal Tax Matters	35
Taxation of Annuities	35
Assignments or Pledges	38
Distribution of the Contracts	38
Voting Rights	39
Rights Reserved by First Great-West	39
Legal Proceedings	40
Legal Matters	40
Independent Registered Public Accounting Firm	40
Available Information	40
Appendix A – Net Investment Factor	A-1

Definitions

1035 Exchange—A provision of the Internal Revenue Code of 1986, as amended (the “Code”), that allows for the tax-free exchange of certain types of insurance contracts.

Accumulation Period—The time period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing to the annuity.

Annuitant—The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. If a Contingent Annuitant is named, the Annuitant will be considered the “Primary Annuitant.”

Annuity Account—An account established by us in your name that reflects all account activity under your Contract.

Annuity Account Value—The sum of the value of each Sub-Account you have selected.

Annuity Commencement Date—The date annuity payouts begin.

Annuity Payout Period—The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.

Annuity Service Center – P.O. Box173920, Denver, CO, 80217-3920. The toll-free telephone number is 1-888-560-5938.

Annuity Unit—An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.

Automatic Bank Draft Plan—A feature that allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

Beneficiary—The person(s) designated to receive any Death Benefit under the terms of the Contract.

Contingent Annuitant—The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant.

Contingent Beneficiary—The person designated to become the Beneficiary when the primary Beneficiary dies.

Contributions—The amount of money you invest or deposit into your annuity prior to any Premium Tax or other deductions.

Death Benefit—The amount payable to the Beneficiary when the Owner or the Annuitant dies.

Distribution Period—The period starting with your Payout Commencement Date.

Schwab OneSource Annuity® Structure

Your Annuity Account

|

Series Account

Contains the money you contribute

to variable investment options

(the Sub-Accounts).

|

Sub-Accounts

Shares of the Portfolios are held

in Sub-Accounts. There is one

Sub-Account for each Portfolio.

|

Portfolios

Effective Date—The date on which the first Contribution is credited to your Annuity Account.

Owner (Joint Owner) or You—The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be husband and wife as of the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application.

Payout Commencement Date—The date on which annuity payouts or periodic withdrawals begin under a payout option. If you do not indicate a Payout Commencement Date on your application or at any time thereafter, annuity payouts will begin on the Annuitant's 90th birthday.

Portfolio—A registered management investment company, or Portfolio thereof, in which the assets of the Series Account may be invested.

Premium Tax—A tax charged by a state or other governmental authority. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be deducted with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Commencement Date, or the Annuity Account Value when incurred by First Great-West or at another time of First Great-West’s choosing.

Proportional Withdrawals—A partial withdrawal made by you which reduces your Annuity Account Value measured as a percentage of each prior withdrawal against the current Annuity Account Value. A Proportional Withdrawal is determined by calculating the percentage the withdrawal represents of your Annuity Account Value at the time the withdrawal was made.

Proportional Withdrawals, continued—For example, a partial withdrawal of 75% of the Annuity Account Value represents a Proportional Withdrawal of 75% of the total Contributions for purposes of calculating the Death Benefit under option 2.

Request—Any written, telephoned, electronic or computerized instruction in a form satisfactory to First Great-West and Schwab received at the Annuity Service Center (or other annuity service center subsequently named) from you, your designee (as specified in a form acceptable to First Great-West and Schwab) or the Beneficiary (as applicable) as required by any provision of the Contract. The Request is subject to any action taken or payment made by First Great-West before it was processed.

Series Account—Variable Annuity-1 Series Account, the segregated asset account established by First Great-West under New York law and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). The Series Account is also referred to as the separate account.

Sub-Account—A division of the Series Account containing the shares of a Portfolio. There is a Sub-Account for each Portfolio. Sub-Account may be also referred to as “investment division” in the Prospectus, SAI, or the financial statements.

Surrender Value —Your Annuity Account Value on the Transaction Date of the surrender, less Premium Tax, if any.

Transaction Date—The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. EST/EDT) will be deemed to have been received on the next business day. Requests will be processed and the Annuity Account Value will be determined on each day that the New York Stock Exchange is open for trading.

Transfer—Moving money from and among the Sub-Account(s).

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchases
(as a percentage of purchase payments):	None

Maximum Surrender Charge

(as a percentage of purchase payments):	None

Maximum Transfer Charge:	$25*

* Applicable to each Transfer after the first twelve Transfers each calendar year. Currently, there is no charge for Transfers. We reserve the right, however, to impose a transfer fee after we notify you. See "Transfers."

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

Annual Contract Maintenance Charge	None

Series Account Annual Expenses (as a percentage of average net assets)

Maximum Mortality and Expense Risk Charge:	0.85%*

Distribution Charge:	None

Total Series Account Annual Expenses:	0.85%*

* If you select Death Benefit option 1, your Mortality and Expense Risk Charge and Total Series Account Annual Expenses will be 0.65%. If you select Death Benefit Option 2, this charge will be 0.85%.

The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum

(Expenses that are deducted from Portfolio assets,

including management fees, distribution [and/or

service] (12b-1) fees, and other expenses)	0.26%	1.64%[1]

_________________________

1  The expenses shown are based, in part, on estimated amounts for the current fiscal year, and do not reflect any fee waiver or expense reimbursement. The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. The expenses of certain Portfolios are reduced by contractual fee reduction and expense reimbursement arrangements. Other Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. Each fee reduction and/or expense reimbursement arrangement is not reflected above, but is described in the relevant Portfolio's prospectus.

THE ABOVE EXPENSES FOR THE ELIGIBLE FUNDS WERE PROVIDED BY THE PORTFOLIOS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, Series Account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolio. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract, annuitize your Contract OR if you do not surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$258	$833	$1,494	$3,590

This Example does not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from Contract Value upon full surrender, death, or annuitization. This Example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee table and example should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Charges and Deductions" in this Prospectus. Owners who purchase the Contract may be eligible to apply the contract value to the total amount of their household assets maintained at Schwab. If the total amount of their household assets at Schwab meets certain predetermined breakpoints, they may be eligible for certain fee reductions or other related benefits offered by Schwab. All terms and conditions regarding the fees and account types eligible for such consideration are determined by Schwab. Charges and expenses of the variable annuity contract described in this Prospectus are NOT subject to reduction or waiver by Schwab. Please consult a Charles Schwab representative for more information.

Condensed Financial Information

Because no Contract has been sold as of December 31, 2007, accumulation unit values and ending accumulation units outstanding for the Sub-Accounts have not been provided.

Summary

The Schwab OneSource Annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable investment options (the Sub-Accounts). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios corresponding to the Sub-Accounts you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Sub-Accounts you select, your Annuity Account Value could be less than the total amount of your Contributions.

You may purchase the Schwab OneSourceAnnuity through a 1035 Exchange from another insurance contract. However, in no event, may you purchase the Contract as a part of a tax-qualified plan or a rollover of amounts from such a plan, including an IRA.

How to contact the Annuity Service Center:

P.O. Box 173920

Denver, CO 80217-3920

1-888-560-5938.

Your initial Contribution must be at least $5,000. Subsequent Contributions must be either $500; or $100 if made through an Automatic Bank Draft Plan.

The money you contribute to the Contract will be invested at your direction. The duration of your Right of Cancellation period under New York state law is 10 days after you receive your Contract. Allocations during the Right of Cancellation period are described in more detail in this Prospectus.

Prior to the Payout Commencement Date, you can withdraw all or a part of your Annuity Account Value. There are no surrender or withdrawal charges. Certain withdrawals will normally be subject to federal income tax and may also be subject to a federal penalty tax. You may also pay a Premium Tax upon a withdrawal.

When you’re ready to start taking money out of your Contract, you can select from a variety of payout options, including a lump sum payment or variable annuity payouts as well as periodic payouts.

If the Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary you select. If the Owner dies before the entire value of the Contract is distributed, the remaining value will be distributed according to the rules outlined in the “Death Benefit” section on page 28.

The amount distributed to your Beneficiary will depend on the Death Benefit option you select. We offer two Death Benefit options. For Option 1, the Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued. Option 1 provides for the payment of your Annuity Account Value minus any Premium Tax. For Option 2, the Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued. Option 2 provides for the payment of the greater of (1) your Annuity Account Value, minus any Premium Tax or (2) the sum of all Contributions, minus any Proportional Withdrawals you have made and minus any Premium Tax. If you select Death Benefit option 1, your Mortality and Expense Risk Charge will be 0.65%. If you choose Death Benefit option 2, this charge will be 0.85%. In addition, each Portfolio assesses a charge for management fees and other expenses.

You may cancel your Contract during the Right of Cancellation period by sending it to the Annuity Service Center or to the representative from whom you purchased it. If you are replacing an existing insurance contract with the Contract, the Right of Cancellation period may be extended based on your state of residence. The Right of Cancellation period is described in more detail in this Prospectus.

This summary highlights some of the more significant aspects of the Schwab OneSourceAnnuity®. You’ll find more detailed information about these topics throughout the Prospectus and in your Contract. Please keep them both for future reference

First Great-West Life & Annuity Insurance Company

First Great-West (formerly known as Canada Life Insurance Company of New York ("CLNY")) is a stock life insurance company incorporated under the laws of the State of New York on June 7, 1971. First Great-West operates in two business segments: (1) employee benefits (life, health, and 401(k) products for group clients); and (2) financial services (savings products for both public and non-profit employers and individuals, and life insurance products for individuals and businesses). We are licensed to do business in New York. First Great-West's Home Office is located at 50 Main Street, 9th Floor, White Plains, New York 10606.

First Great-West is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), a life insurance company domiciled in Colorado. GWL&A is a wholly-owned subsidiary of GWL&A Financial Inc. ("GWL&A Financial"), a Delaware holding company. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. ("Lifeco"), a Canadian holding company. Lifeco is a subsidiary of Power Financial Corporation ("Power Financial"), a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada ("Power Corporation"), a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation.

Effective December 31, 2005, First Great-West Life & Annuity Insurance Company, a stock life insurance company incorporated under the laws of the State of New York on April 9, 1996, was merged with and into CLNY. Upon the merger, CLNY became the surviving entity under New York corporate law and was renamed to First Great-West Life & Annuity Insurance Company. As the surviving corporation in the merger, CLNY assumed legal ownership of all of the assets of the First Great-West Life & Annuity Insurance Company, including the Series Account, and it became directly liable for the First Great-West Life & Annuity Insurance Company's liabilities and obligations, including those with respect to the Contract supported by the Series Account.

The Series Account

The Series Account is registered with the SEC under the 1940 Act, as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

The Series Account was established in accordance with New York laws on January 15, 1997. Upon the merger, the Series Account was transferred intact, and will continue to maintain its separate account status as a unit investment trust under the 1940 Act and as a separate account under applicable state insurance law.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under the Contracts are, however, our general corporate obligations.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Series Account assets that are treated as company assets under applicable income tax law. These benefits, which reduce our overall corporate income tax liability may include dividends received deductions and foreign tax credits which can be material. We do not pass these benefits through to the Series Account or our other separate accounts, principally because: (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Series Account receives; and (ii) under applicable income tax law, Owners are not the owners of the assets generating the benefits.

The Series Account is divided into several Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment Portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new, or delete existing, Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to, or charged against, that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will be fully invested in Portfolio shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

The Portfolios

The Contract offers a number of Portfolios, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios (the “Portfolio Prospectuses”). The Portfolio Prospectuses should be read in connection with this Prospectus. You may obtain a copy of the Portfolio Prospectuses without charge by Request.

Each Portfolio:

•	holds its assets separately from the assets of the other Portfolios,
•	has its own distinct investment objectives and policies, and
•	operates as a separate investment fund.

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Portfolios have been established by investment advisers, which manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolios may differ. The investment objectives of the Portfolios are briefly described below:

AIM Variable Insurance Funds Trust—advised by Invesco Aim Advisors, Inc., Houston, Texas, and sub-advised by advisory entities affiliated with Invesco Aim Advisors, Inc.

AIM V.I. International Growth Fund–Series I Shares seeks to provide long-term growth of capital. The Portfolio seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum. The Portfolio focuses its investments in marketable equity securities of foreign companies that are listed on a recognized foreign or U.S. securities exchange or traded in a foreign or U.S. over-the-counter market. The Portfolio will normally invest in companies located in at least four countries outside of the U.S., emphasizing investment in companies in the developed countries of Western Europe and the Pacific Basin. The Portfolio may invest no more than 20% of its total assets in securities of issuers located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

The Alger American Fund—advised by Fred Alger Management, Inc. of New York, New York.

Alger American LargeCap Growth Portfolio-Class O Shares seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources, and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.

Alger American MidCap Growth Portfolio-Class O Shares seeks long-term capital appreciation. It focuses on midsized companies that the manager believes demonstrate promising growth potential. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell MidCap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks.

AllianceBernstein Variable Products Series Fund, Inc.—advised by AllianceBernstein, L.P., New York, New York.

AllianceBernstein VPS Growth & Income Portfolio-Class A Shares seeks to provide long-term growth of capital. The Portfolio invests primarily in the equity securities of U.S. companies that AllianceBernstein believes are undervalued. AllianceBernstein believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. AllianceBernstein uses a disciplined investment process to evaluate the companies in its extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Portfolio may invest in companies of any size and in any industry. The Portfolio also invests in the high-quality securities of non-U.S. issuers.

AllianceBernstein VPS Growth Portfolio-Class A Shares seeks to provide long-term growth of capital. The Portfolio invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed market expectations over time. The Portfolio emphasizes investments in large- and mid-cap companies. The Portfolio has the flexibility to invest across the capitalization spectrum reflecting the Advisor’s internal research.

AllianceBernstein VPS International Growth Portfolio–Class A Shares seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio consists of approximately 100-130 stocks. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more) other than the United States. The Portfolio’s investments include investments in securities of companies that are established as a result of privatizations of state enterprises.

AllianceBernstein VPS International Value Portfolio-Class A Shares seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. The Portfolio normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. The Portfolio invests in companies that are determined by the Advisor’s Bernstein unit to be undervalued, using a fundamental value approach. In selecting securities for the portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

AllianceBernstein VPS Real Estate Investment Portfolio-Class A Shares seeks total return from long-term growth of capital and income. The Portfolio invests, under normal circumstances, at least 80% of its net assets in equity securities of real estate investment trusts or ‘‘REITs’’ and other real estate industry companies. The Portfolio invests in real estate companies that Alliance believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

AllianceBernstein VPS Small/Mid Cap Value Portfolio-Class A Shares seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of small-to mid-cap U.S. companies, generally representing 60-110 companies. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio invests in companies that are determined by AllianceBernstein to be undervalued, using its Bernstein unit’s fundamental value approach. In selecting securities for the portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market prices of their securities.

American Century Variable Portfolios, Inc.—advised by American Century( Investment Management, Inc. of Kansas City, Missouri, advisers to the American Century family of mutual funds.

American Century VP Balanced Fund-Class I Shares seeks long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

American Century VP Income & Growth Fund-Class I Shares seeks capital growth by investing in common stocks. Income is a secondary objective. In selecting stocks for the Portfolio, the managers select primarily from the largest 1,500 publicly traded U.S. companies.

American Century VP Value Fund- Class I Shares seeks long-term capital growth. Income is a secondary objective. The managers look for companies whose stock price is less than they believe the company is worth. The managers attempt to purchase stock of these undervalued companies and hold them until their stock price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company.

Delaware VIP Trust—The Series is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect wholly owned subsidiary of Delaware Management Holdings, Inc.

Delaware VIP Growth Opportunities Series–Standard Class seeks long-term capital appreciation by investing primarily in common stocks of medium-sized companies. The Portfolio’s investment advisors consider medium-sized companies to be those companies whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Portfolio’s investment. The Portfolio may also invest in securities that are convertible into common stocks. In selecting stocks for the Portfolio, the investment advisors typically look for companies that have established themselves within their industry, but still have growth potential.

Delaware VIP Small Cap Value Series–Standard Class seeks capital appreciation by investing, under normal circumstances, at least 80% of the Portfolio’s net assets will be in investments of small-capitalization companies. For the purposes of this Portfolio, small-capitalization companies are companies with a market capitalization generally less than 3.5 times the dollar-weighted, median market capitalization of the Russell 2000 Index at the time of purchase. Among other factors, the financial strength of a company, its management, the prospects for its industry, and any anticipated changes within the company, which might suggest a more favorable outlook going forward, are investment considerations for the Portfolio.

Dreyfus Investment Portfolios—advised by The Dreyfus Corporation of New York, New York.

Dreyfus Investment Portfolios MidCap Stock Portfolio-Initial Shares seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index. To pursue this goal, the Portfolio normally invests at least 80% of its assets in stocks of mid-size companies. The Portfolio invests in growth and value stocks, which are chosen through a disciplined investment process that combines computer modeling techniques, fundamental analysis, and risk management.

Dreyfus Variable Investment Fund—advised by The Dreyfus Corporation of New York, New York.

Dreyfus Variable Investment Fund Appreciation Portfolio-Initial Shares seeks long-term capital growth consistent with the preservation of capital; current income is its secondary goal. To pursue these goals, the Portfolio invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue-chip” companies with total market values of more than $5 billion at the time of purchase, including multinational companies. Fayez Sarofim & Co. is the sub-advisor to this Portfolio and, as such, provides day-to-day management.

DWS Variable Series I—advised by Deutsche Investment Management Americas, Inc. of New York, New York.

DWS Capital Growth VIP–Class A Shares seeks provide long-term growth of capital. The Portfolio normally invests at least 65% of its total assets in common stock of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to the companies in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) or the Russell 1000 Growth Index. In choosing stocks, the Portfolio managers look for individual companies that havethe potential to display above-average earnings growth compared to other growth companies and that have strong product lines, effective management and leadership positions within core markets.

DWS Health Care VIP–Class A Shares under normal circumstances, the Portfolio seeks long-term growth of capital by investing at least 80% of total assets, plus the amount of any borrowings for investment purposes, in common stocks of companies in the health care sector.

DWS Variable Series II—advised by Deutsche Investment Management Americas, Inc. of New York, New York.

DWS Blue Chip VIP –Class A Shares seeks growth of capital and income. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the Portfolio managers consider to be “blue chip” companies. Blue chip companies are large, well-known companies that typically have an established earnings and dividends history, easy access to credit, solid positions in their industries and strong management.

DWS Dreman High Return Equity VIP–Class A Shares seeks to achieve a high rate of total return. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The Portfolio focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index and that the Portfolio managers believe are undervalued. Sub-advised by Dreman Value Management LLC.

DWS Dreman Small Mid Cap Value VIP–Class A Sharesseeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small and mid-size U.S. companies. Sub-advised by Dreman Value Management LLC.

DWS Large Cap Value VIP –Class A Shares seeks to achieve a high rate of total return. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 Value Index and that the Portfolio managers believe are undervalued. Sub-advised by Deutsche Asset Management International GmbH.

DWS Investments VIT Funds—advised by Deutsche Investment Management, Inc. of New York, New York.

DWS Small Cap Index VIP –Class A Shares seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. The Russell 2000 Index is a widely accepted benchmark of small-company stock performance. Under normal circumstances, the Portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as stock index futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. Sub-advised by Northern Trust Investments, N.A.

Federated Insurance Series

Federated Fund for U.S. Government Securities II seeks to provide current income. The Portfolio’s overall strategy is to invest in a portfolio consisting primarily of United States Treasury securities, United States government agency securities (including mortgage-backed securities issued or guaranteed by United States government agencies or instrumentalities), investment-grade non-governmental mortgage-backed securities and related derivative contracts. Advised by Federated Equity Management Company of Pittsburgh, Pennsylvania.

Franklin Templeton Variable Insurance Products Trust—advised by Franklin Advisory Services, LLC, Fort Lee, New Jersey

Franklin Small Cap Value Securities Fund–Class II Shares seeks long-term total return. The Portfolio normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities.

Janus Aspen Series—advised by Janus Capital Management LLC of Denver, Colorado.

Janus Aspen Series Balanced Portfolio–Service Sharesseeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio normally invests 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

Janus Aspen Series Flexible Bond Portfolio–Service Shares seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

Janus Aspen Series Growth and Income Portfolio–Service Shares seeks long-term capital growth and current income. The Portfolio will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the Portfolio manager believes have income potential. Equity securities may make up part or all of this income component if they currently pay dividends or the Portfolio manager believes they have potential for increasing or commencing dividend payments. The Portfolio is not designed for investors who need consistent income, and the Portfolio’s investment strategies could result in significant fluctuations of income.

Lincoln Variable Insurance Products Trust—advised by Lincoln Investment Advisors Corporation of Fort Wayne, Indiana, and sub-advised by BAMCO, Inc. of New York, New York.

LVIP Baron Growth Opportunities Fund–Service Shares seeks capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

MFS Variable Insurance Trust—advised by Massachusetts Financial Services Company of Boston, Massachusetts.

MFS VIT Utility Series–Service Class seek total return. The Portfolio’s objective may be changed without shareholder approval. MFS normally invests at least 80% of the Portfolio’s net assets in securities of issuers in the utilities industry. MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities. Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting). MFS primarily invests the Portfolio’s assets in equity securities, but may also invest in debt instruments. MFS primarily invests the Portfolio’s investments in debt instruments in investment grade debt instruments, but may also invest in lower quality debt instruments. MFS may invest the Portfolio’s assets in companies of any size. MFS may invest the Portfolio’s assets in U.S. and foreign securities, including emerging market securities. MFS may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments. MFS uses a bottom-up investment approach in buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of issuers or instruments in light of market, economic, political, and regulatory conditions. Factors considered for equity securities may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of a debt instrument and its features may also be considered. MFS may engage in active and frequent trading in pursuing the Portfolio's principal investment strategies. In response to market, economic, political, or other conditions, MFS may depart from the Portfolio’s principal investment strategies by temporarily investing for defensive purposes.

Nationwide Variable Insurance Trust—advised by Nationwide Fund Advisors of Conshohocken, Pennsylvania, and sub-advised by BlackRock Investment Management, LLC of Plainsboro, New Jersey.

NVIT Mid Cap Index Fund-Class II Sharesseeks capital appreciation. Under normal conditions, the Portfolio invests at least 80% of the value of its net assets in a statistically selected sample of equity securitiesof companies included in the S&P 400® and in derivativeinstruments linked to the S&P 400®, primarily futures contracts.

Neuberger Berman Advisers Management Trust—advised by Neuberger Berman Management, Inc. of New York, New York.

Neuberger Berman AMT Regency Portfolio–Class S Shares seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

Oppenheimer Variable Account Funds—advised by OppenheimerFunds, Inc. of New York, New York.

Oppenheimer Global Securities Fund/VA seeks capital appreciation. Under normal market conditions, the Portfolio invests mainly in common stocks of U.S. and foreign companies. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes investments in developed markets such as the United States, Western Europe countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies. The Portfolio is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Portfolio currently invests mainly in common stocks of foreign growth companies listed on foreign stock exchanges. They can include both smaller, less-well-known companies and larger, more established companies that the portfolio manager believes have favorable prospects for capital growth relative to the market. The Portfolio does not limit its investments to issuers within a specific market capitalization range. Although the Portfolio currently has an emphasis on mid-size companies, the Portfolio’s emphasis may change over time. It can invest up to 25% of its total assets in emerging markets and can invest without limit in developed markets throughout the world. The Portfolio may increase the relative emphasis of its investments in one or more industries, countries, or regions from time to time, such as Europe or Asia, for example. The Portfolio can also buy preferred stocks, securities convertible into common stocks and other securities having equity features. The Portfolio can invest up to 20% of its total assets in debt securities when the Portfolio manager believes that it is appropriate to do so in order to seek the Portfolio’s objective. The Portfolio typically does not invest in debt securities to a significant degree. The Portfolio can also use hedging instruments and certain derivative investments to try to manage investment risk.

PIMCO Variable Insurance Trust—advised by Pacific Investment Management Company LLC of Newport Beach, California.

PIMCO VIT High Yield Portfolio–Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade but rated at least Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. The average portfolio duration of this Portfolio normally varies within a two- to six-year time frame based on PIMCO’s forecast for interest rates. The Portfolio may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio normally will limit its exposure to foreign currency (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO VIT Low Duration Portfolio–Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a one- to three-year time frame based on PIMCO's forecast for interest rates. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high- yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts, or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

PIMCO VIT Total Return Portfolio–Administrative Class Shares seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three-to six-year frame based on PIMCO’s forecast for interest rates. The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

Pioneer Investments, Inc.—advised by Pioneer Investment Management, Inc. of Boston, Massachusetts.

Pioneer Emerging Markets VCT – Class 2 Shares The Portfolio invests primarily in securities of emerging market issuers. Although the Portfolio invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the Portfolio invests at least 80% of its total assets in the securities of emerging market corporate and government issuers, i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers.

Pioneer Fund VCT Portfolio–Class I Shares seeks reasonable income and capital growth. The Portfolio invests in a broad range of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The Portfolio invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the Portfolio’s investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.

Pioneer Growth Opportunities VCT Portfolio–Class I Shares seeks growth of capital. To achieve its objective, under normal circumstances the Portfolio invests most of its assets in equity securities of companies the advisor considers to be reasonably priced or undervalued, with above average growth potential. For purposes of the Portfolio’s investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, equity interests in real estate investment trusts (REITs), warrants, rights and preferred stocks.

Pioneer Mid Cap Value VCT Portfolio–Class II Shares seeks capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks. Normally, the Portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-sized companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index as measured at the end of the preceding month and are not less than the smallest company within the index. The size of the companies in the index changes with market conditions and the composition of the index. The equity securities in which the Portfolio principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the Portfolio may invest in other types of equity securities to a lesser extent, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trust (REITs), warrants and rights.

Pioneer Small Cap Value VCT Portfolio–Class I Shares seeks capital growth by investing in a diversified portfolio of securities, consisting primarily of common stocks. To achieve its objective, under normal circumstances the Portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of small companies with total market capitalization at the time of investment of less than $1.5 billion. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the Portfolio so that, under normal circumstances, the capitalization range of the Portfolio is consistent with the inclusion of the Portfolio in the Lipper Small-Cap category. For purposes of the Portfolio’s investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Schwab Annuity Portfolios—advised by Charles Schwab Investment Management, Inc. of San Francisco, California.

Schwab MarketTrack Growth Portfolio II™seeks to provide high capital growth with less volatility than an all stock portfolio.

Schwab Money Market Portfolio™seeks the highest current income consistent with stability of capital and liquidity. This Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

Schwab S&P 500 Index Portfolio seeks to track the price and dividend performance (total return) of stocks of U.S. companies, as represented in the Standard & Poor’s Composite Stock Price Index (the S&P 500).

Seligman Portfolios, Inc.—advised by J. & W. Seligman & Co. Incorporated, New York, New York.

Seligman Communications and Information Fund–Class 2 Shares seeks capital gain. The Portfolio invests at least 80% of its net assets in securities of companies operating in the communications, information, and related industries. The Portfolio may invest in companies of any size.

Third Avenue Variable Series Trust—advised by Third Avenue Management LLC, of New York, New York.

Third Avenue Value Portfolio–Variable Series Trust Shares -seeks long-term capital appreciation mainly by acquiring common stocks of well-financed companies (meaning companies without significant liabilities in comparison to their overall resources) at a discount to what the adviser believes is their intrinsic value. The Portfolio also seeks to acquire senior securities, such as preferred stocks, and debt instruments (including high-yield securities) that the adviser believes are undervalued. Acquisitions of these senior securities and debt instruments will generally be limited to those providing: (1) protection against the issuer taking certain actions which could reduce the value of the security; and (2) above-average current yields, yields to events (e.g., acquisitions and recapitalizations), or yields to maturity. The Portfolio invests in companies regardless of market capitalization, although it frequently finds value in companies with a smaller capitalization. It also invests in both domestic and foreign securities. The mix of the Portfolio’s investments at any time will depend on the industries and types of securities the adviser believes hold the most value within the Portfolio’s investment strategy.

Van Kampen Life Investment Trust—advised by Van Kampen Asset Management, a wholly-owned subsidiary of Van Kampen Investments, Inc.

Van Kampen LIT Comstock–Class I Shares seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Van Kampen LIT Growth and Income–Class I Shares seeks long-term growth of capital and income.

Wells Fargo Advantage Funds—advised by Wells Fargo Funds Management, LLC, a subsidiary of Wells Fargo & Company headquartered in San Francisco, California.

Wells Fargo Advantage VT Discovery Fund–Class VT Shares seeks long-term capital appreciation. The Portfolio invests in equity securities of small- and medium-capitalization companies that we believe offer favorable opportunities for growth. We define small- and medium-capitalization companies as those with market capitalizations at the time of purchase equal to or lower than the company with the largest market capitalization in the Russell Midcap® Index.We may also invest in equity securities of foreign issuers through ADRs and similar investments.

Wells Fargo Advantage VT Opportunity Fund–Class VT Shares seeks long-term capital appreciation. The Portfolio invests principally in equity securities of medium-capitalization companies, which we define as those within the range of market capitalizations of companies in the Russell MidCap® Index. We may also invest in equity securities of foreign issuers through ADRs and similar investments.

Meeting Investment Objectives

Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios

Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current Portfolio prospectuses, which can be obtained from the Annuity Service Center. You may also visit www.schwab.com/annuities .

The Portfolio prospectuses should be read carefully before any decision is made concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution

First Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments. Currently, Schwab must approve certain changes.

First Great-West and Schwab reserve the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio’s shares. Any share substitution will comply with the requirements of the 1940 Act.

If you are contributing to a Sub-Account corresponding to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio’s elimination.

Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.

If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. Before a Sub-Account is eliminated, we will notify you and request that you reallocate the amounts invested in the Sub-Account to be eliminated.

Application and Initial Contributions

The first step to purchasing the Schwab OneSource Annuity® is to complete your Contract application and submit it with your initial minimum Contribution of $5,000. Initial Contributions can be made by check (payable to First Great-West) or transferred from a Schwab brokerage account. You also may purchase the Contract through a 1035 Exchange provided that the contract you are exchanging for the Schwab OneSource Annuity® has a cash value of at least $5,000.

The Contract application and any initial contributions made by check should be sent to Schwab Insurance Services, P.O. Box 7666, San Francisco, CA 9412-9639.

If your application is complete, your Contract will be issued and your Contribution will be credited within two business days after receipt by First Great-West. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, it will be completed from information Schwab has on file or you will be contacted by telephone or email to obtain the required information. If the information necessary to complete your application is not received within five business days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.

Right of Cancellation Period

During the Right of Cancellation period (ten-days required by state law and 60 days if the contract is a replacement), you may cancel your Contract. During the Right of Cancellation period, all Contributions will first be allocated to the Money Market Sub-Account and will remain there until the next Transaction Date following the end of the Right of Cancellation period plus five calendar days. If you exercise your Right of

Cancellation, you must return the Contract to First Great-West or to the representative from whom you purchased it.

Generally, Contributions will be allocated to the Sub-Accounts you selected on the application, effective upon the Effective Date. During the Right of Cancellation period, you may change your Sub-Account allocations as well as your allocation percentages. Any changes made during the Right of Cancellation period will take effect after the Right of Cancellation period has expired.

Contracts returned during the Right of Cancellation period will be void from the date we issued the Contract. In New York, we will refund your current Annuity Account Value plus the return of any expense charges deducted. In New York, this amount may be higher or lower than your Contributions, which means you bear the investment risk during the Right of Cancellation period.

Amounts contributed from a 1035 exchange of the Schwab Select Annuity Contract will be immediately allocated to the Sub-Accounts you have selected. If the Contract is returned, it will be void from the start. In many states, we will refund the Annuity Account Value (less any surrenders, withdrawals, and distributions already received) effective as of the Transaction Date the Contract is returned and received by us. This amount may be an amount that is higher or lower than your Contribution from the Schwab Select Annuity Contract, which means that you bear the investment risk during the Right of Cancellation period. New York state requires that we return the greater of: (a) Contributions received (less any surrenders, withdrawals, and distributions taken during the Right of Cancellation period), or (b) the Annuity Account Value effective as of the Transaction Date the Contract is returned and received by us.

Subsequent Contributions

Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions at any time prior to the Payout Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500; or $100 if made via an Automatic Bank Draft Plan. Total Contributions may exceed $1,000,000 only with our prior approval.

Subsequent Contributions can be made by check or via an Automatic Bank Draft Plan directly from your bank or savings account. You can designate the date you would wish your subsequent Contributions deducted from your account each month. If you make subsequent Contributions by check, your check should be payable to First Great-West.

You will receive a confirmation of each Contribution you make upon its acceptance. Subsequent Contributions are credited the day they are received in the Annuity Service Center at First Great-West if they are received on a day the New York Stock Exchange is open and received prior to 4 p.m. Eastern time. Subsequent Contributions received on days the New York Stock Exchange is closed or received after 4 p.m. Eastern time on a day the New York Stock Exchange is open, will be credited the next business day.

If you cancel a purchase payment or if your check is returned due to insufficient funds, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. We reserve the right to refrain from allocating Contributions to your selected Sub-Accounts until we are notified by your bank that your check has cleared.

First Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value

Before the date annuity payouts begin, the value of your Contract is the Annuity Account Value, which, before your Annuity Commencement Date, is the total dollar amount of all accumulation units credited to you for each Sub-Account. Initially, the value of each accumulation unit was set at $10.00.

Each Sub-Account's value prior to the Payout Commencement Date is equal to:

•	net Contributions allocated to the corresponding Sub-Account,
•	plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,
•	minus the daily mortality and expense risk charge, and
•	minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account's assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.

The Annuity Account Value is expected to change from valuation period to valuation period, reflecting the investment experience of the selected Sub-Account(s), as well as the deductions for applicable charges.

Upon allocating Contributions to a Sub-Account you will be credited with variable accumulation units in that Sub-Account. The number of accumulation units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an accumulation unit. The value of the accumulation unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account’s accumulation unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account's Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix A.

Unlike a brokerage account, amounts held under a Contract are not covered by the Securities Investor Protection Corporation (“SIPC”).

Transfers

At any time while your Contract is in force, you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts by telephone, in writing by sending a Request to Schwab Insurance Services, or through the Internet at www.schwab.com/annuity where you will be redirected to a Great-West website where you may make the Transfer. Incoming Transfers to closed Sub-Accounts are not permitted.

Your Request must specify:

•	the amounts being Transferred,
•	the Sub-Account(s) from which the Transfer is to be made, and
•	the Sub-Account(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts during any calendar year. However, we reserve the right to limit the number of Transfers you make. Also, there is currently no charge for Transfers. We reserve the right to impose such a charge in the future. If we choose to exercise these rights, we will notify you by sending you a supplement to this prospectus, in accordance with all applicable regulations.

A Transfer generally will be effective on the date the Request for Transfer is received by the Annuity Service Center if received before 4:00 p.m. Eastern time. Any transfer request received after 4:00 p.m. Eastern time becomes effective on the following business day we and the New York Stock Exchange are open for business. Under current tax law, there will not be any tax liability to you if you make a Transfer.

Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of accumulation units having a total value equal to the dollar amount being transferred. The purchase and/or cancellation of such units is made using the value of the Sub-Accounts as of the end of the valuation date on which the Transfer is effective.

We reserve the right without prior notice to modify, restrict, suspend, or eliminate the Transfer privileges (including telephone and/or Internet Transfers) at any time.

At present, we do not impose minimums on amounts that must be transferred. However, we reserve the right to impose, from time to time, minimum dollar amounts that may be transferred from a Sub-Account.

We also reserve the right to impose, from time to time, minimum dollar amounts that must remain in a Sub-Account after giving effect to a Transfer from that Sub-Account. At present, we do not impose any such minimums.

Market Timing and Excessive Trading

The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of Contract Owners in the underlying Portfolios. Market timing generally involves frequent or unusually large Transfers that are intended to take advantage of short-term fluctuations in the value of a Portfolio's portfolio securities and the reflection of that change in the Portfolio's share price. In addition, frequent or unusually large Transfers may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities.

We maintain procedures designed to prevent or minimize market timing and excessive trading (collectively, “prohibited trading”) by Owners. As part of those procedures, certain of the Portfolios have instructed us to perform standardized trade monitoring, while other Portfolios perform their own monitoring and request reports of the Owner's trading activity if prohibited trading is suspected. If an Owner’s trading activity is determined to constitute prohibited trading, as defined by the applicable Portfolio, Great-West will notify the Owner that a trading restriction will be implemented if the Owner does not cease the prohibited trading. Some Portfolios may require that trading restrictions be implemented immediately without warning, in which case we will notify the Owner of the restriction imposed by the Portfolio(s), as applicable.

If a Portfolio determines, or, for Portfolios for which we perform trade monitoring, we determine based on the applicable Portfolio’s definition of prohibited trading, that the Owner continues to engage in prohibited trading, we will restrict the Owner from making Transfers into the identified Portfolio(s) for the period of time specified by the Portfolio(s). Restricted Owners will be permitted to make Transfers out of the identified Portfolio(s) to other available Portfolio(s). When the Portfolio’s restriction period has been met, the Owner will automatically be allowed to resume Transfers into the identified Portfolio(s).

For Portfolios that perform their own monitoring, the Series Account does not impose trading restrictions unless or until a Portfolio first detects and notifies us of prohibited trading activity. Accordingly, we cannot prevent all prohibited trading activity before it occurs, as it may not be possible to identify it unless and until a trading pattern is established. To the extent such Portfolios do not detect and notify us of prohibited trading or the trading restrictions we impose fail to curtail it, it is possible that a market timer may be able to make prohibited trading transactions with the result that the management of the Portfolios may be disrupted and the Owners may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

We endeavor to ensure that our procedures are uniformly and consistently applied to all Owners, and we do not exempt any persons from these procedures. We do not enter into agreements with Owners whereby we permit prohibited trading. Subject to applicable state law and the terms of each Contract, we reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time, to require that all Transfer Requests be made by you and not by your designee, and to require that each Transfer Request be made by a separate communication to us. We also reserve the right to require that each Transfer Request be submitted in writing and be signed by you.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios should describe any policies and procedures relating to restricting prohibited trading. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage prohibited trading. For example, a Portfolio may impose a redemption fee. The Owner should also be aware that we are legally obligated to provide (at the Portfolios’ request) information about each amount you cause to be deposited into a Portfolio (including by way of premium payments and Transfers under your Contract) or removed from the

Portfolio (including by way of withdrawals and Transfers under your Contract). If a Portfolio identifies you as having violated the Portfolio’s frequent trading policies and procedures, we are obligated, if the Portfolio requests, to restrict or prohibit any further deposits or exchanges by you in respect to that Portfolio. Under rules recently adopted by the SEC we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that will obligate us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Owners and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or Transfers by specific Owners who violate the frequent trading policies established by the Portfolio. Accordingly, if you do not comply with any Portfolio’s frequent trading policies and procedures, you may be prohibited from directing any additional amounts into that Portfolio or directing any Transfers or other exchanges involving that Portfolio. You should review and comply with each Portfolio’s frequent trading policies and procedures, which are disclosed in the Portfolios’ current prospectuses.

We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on Owners engaging in prohibited trading. In addition, our orders to purchase shares of the Portfolios are generally subject to acceptance by the Portfolio, and in some cases a Portfolio may reject or reverse our purchase order. Therefore, we reserve the right to reject any Owner's Transfer Request if our order to purchase shares of the Portfolio is not accepted by, or is reversed by, an applicable Portfolio.

You should note that other insurance companies and retirement plans may also invest in the Portfolios and that those companies or plans may or may not have their own policies and procedures on frequent Transfers. You should also know that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. Omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan Owners and/or individual owners of variable insurance contracts. The nature of such orders may limit the Portfolios' ability to apply their respective frequent trading policies and procedures. As a result, there is a risk that the Portfolios may not be able to detect potential prohibited trading activities in the omnibus orders they receive. We cannot guarantee that the Portfolios will not be harmed by Transfer activity relating to the retirement plans and/or other insurance companies that invest in the Portfolios. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent Transfer activity, it may affect the value of your investments in the Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more Transfer Requests from an Owner engaged in frequent Transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with our ability to satisfy your Request even if you have not made frequent Transfers. For Transfers into more than one investment option, we may reject or reverse the entire Transfer Request if any part of it is not accepted by or is reversed by a Portfolio.

Automatic Custom Transfers

Dollar Cost Averaging

You may arrange for systematic Transfers from any open Sub-Account to any other open Sub-Account. (Transfers into closed Sub-Accounts are not permitted.) These systematic Transfers may be used to Transfer values from the Schwab Money Market Sub-Account to other Sub-Accounts as part of a dollar cost averaging strategy. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be more or less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Dollar Cost Averaging.

You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual, or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the Contract. Dollar cost averaging Transfers must meet the following conditions:

•	The minimum amount that can be Transferred out of the selected Sub-Account is $100.
•

You must: (1) specify the dollar amount to be Transferred, (2) designate the Sub-Account(s) to which the Transfer will be made, and (3) designate the percentage of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The accumulation unit values will be determined on the Transfer date.

How dollar cost averaging works:

Month	Contribution	Units Purchased	Price per unit
Jan.	$250	10	$25.00
Feb.	250	12	20.83
Mar.	250	20	12.50
Apr.	250	20	12.50
May	250	15	16.67
June	250	12	20.83
Average market value per unit $18.06
Investor’s average cost per unit $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit than the average market value per unit of $18.06.

You may not participate in dollar cost averaging and Rebalancer at the same time.

First Great-West reserves the right to modify, suspend, or terminate dollar cost averaging at any time.

Rebalancer

Over time, variations in each Sub-Account’s investment results will change your asset allocation plan percentages. Rebalancer allows you to automatically reallocate your Annuity Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market. There is no charge for participating in Rebalancer.

You can set up Rebalancer as a one-time Transfer or on a quarterly, semi-annual, or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the request.

If you select to rebalance on a quarterly, semi-annual, or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

How Rebalancer works:

Suppose you purchased your annuity and you decided to allocate 60% of your initial contribution to stocks; 30% to bonds and 10% to cash equivalents as in this pie chart:

Now assume that stock Portfolios outperform bond Portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:

Rebalancer automatically reallocates your Annuity Account Value to maintain your desired asset allocation. In this example, the portfolio would be reallocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.

On the Transaction Date for the specified Request, assets will be automatically reallocated to the Sub-Accounts you selected. The Rebalancer option will terminate automatically when you start taking payouts from the Contract.

Rebalancer Transfers must meet the following conditions:

•	Your entire Annuity Account Value must be included (except for Sub-Accounts that are closed to new Contributions and incoming Transfers).
•

You must specify the percentage of your Annuity Account Value that you wish allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the Rebalancer option at any time.

•	You may not participate in dollar cost averaging and Rebalancer at the same time.

First Great-West reserves the right to modify, suspend, or terminate the Rebalancer option at any time.

Cash Withdrawals

You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the date annuity payouts begin by submitting a withdrawal Request to the Annuity Service Center or via the Internet at www.schwab.com/annuity, or www.schwaballiance.com (for clients of investment managers who are Schwab Alliance customers); however, any withdrawals over $25,000 must be submitted in writing. Withdrawals are subject to the rules below and federal or state laws, rules, or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, less any applicable Premium Tax. No withdrawals may be made after the date annuity payouts begin.

If you request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount withdrawn and your Death Benefit, if you chose option 2, will be reduced as a sum of all Proportional Withdrawals from each Sub-Account from which partial withdrawals were made by you.

Partial withdrawals are unlimited. However, you must specify the Sub-Account(s) from which the withdrawal is to be made. After any partial withdrawal, if your remaining Annuity Account Value is less than $2,000, then a full surrender may be required. The minimum partial withdrawal is $500.

The following terms apply to withdrawals:

•	Partial withdrawals or surrenders are not permitted after the date annuity payouts begin.
•	A partial withdrawal or a surrender will be effective upon the Transaction Date.

Withdrawal requests must be in writing with your original signature. If your instructions are not clear, your request will be denied and no surrender or partial withdrawal will be processed.

If a partial withdrawal is made within 30 days of the date annuity payouts are scheduled to commence, First Great-West may delay the Annuity Commencement Date by 30 days.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax consequences of withdrawals are detailed below, but you should consult a competent tax adviser prior to authorizing a withdrawal from your Annuity Account Value.

First Great-West generally will pay the Surrender Value in a single sum within 7 days after receipt of the Request. First Great-West may delay payment for: (a) any period (i) during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (ii) during which trading on the New York Stock Exchange is restricted; (b) any period during which an emergency exists as a result of which (i) disposal of the Series Account owned by it is not reasonably practicable; or (ii) it is not reasonably practicable for the Series Account to determine the value of its net assets; or (c) any other period as the Securities and Exchange Commission may by order permit for the protection of security holders.

Withdrawals to Pay Investment Manager or Financial Advisor Fees

You may request partial withdrawals from your Annuity Account Value and direct us to remit the amount withdrawn directly to your designated Investment Manager or Financial Advisor (collectively “Consultant”). A withdrawal request for this purpose must meet the $500 minimum withdrawal requirements and comply with all terms and conditions applicable to partial withdrawals, as described above. Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account to pay Consultant fees.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable—including payments made by us directly to your Consultant.

In addition, the Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the Internal Revenue Service ("IRS"). If you request partial withdrawals to pay Consultant fees, your Annuity Account Value will be reduced by the sum of the fees paid to the Consultant and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59½, the taxable portion of any withdrawal is generally considered to be an early withdrawal and may be subject to an additional federal penalty tax of 10%.

Some states also require withholding for state income taxes. For details about withholding, please see "Federal Tax Matters" on page 35.

Telephone and Internet Transactions

You may make Transfer requests by telephone, fax and/or by Internet. Transfer requests received before 4:00 p.m. Eastern time on days the New York Stock Exchange is open for business will be made on that day at that day’s unit value. Those received after 4:00 p.m. Eastern time will be made on the next business day we and the New York Stock Exchange are open for business, at that day’s unit value.

We will use reasonable procedures to confirm that instructions communicated by telephone, fax and/or Internet are genuine, such as:

•	requiring some form of personal identification prior to acting on instructions;
•	providing written confirmation of the transaction; and/or
•	tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone, fax and/or Internet transaction privileges at any time, for some or all Contracts, and for any reason. Neither partial withdrawals nor surrenders are permitted by telephone; however partial withdrawal Requests in the amount of $25,000 or less may be requested by Internet. All Requests for full surrenders, periodic withdrawals, and partial withdrawals in excess of $25,000 must be in writing.

Death Benefit

At the time you apply to purchase the Contract, you select one of the two Death Benefit options we offer. For Option 1, the Owner, Annuitant, and Contingent Annuitant each must be age 85 or younger at the time the Contract is issued. For Option 2, the Owner, Annuitant, and Contingent Annuitant each must be age 80 or younger at the time the Contract is issued. For a full description of the circumstances under which we pay the Death Benefit, please see “Distribution of Death Benefit” on page 30 of this Prospectus.

If you have selected Death Benefit option 1, the amount of the Death Benefit will be the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax.

If you have selected Death Benefit option 2, the amount of the Death Benefit will be the greater of:

•	the Annuity Account Value as of the date we receive a Request for the payout of the Death Benefit, minus any Premium Tax; or
•	the sum of all Contributions, minus any Proportional Withdrawals and minus any Premium Tax.

For example, in a rising market, where an Owner contributed $100,000 which increased to $200,000 due to market appreciation and then withdrew $150,000, the new balance is $50,000 and the Proportional Withdrawal is 75% ($150,000/$200,000 = 75%). This 75% Proportional Withdrawal is calculated against the total Contribution amount of $100,000 for a Death Benefit equal to the greater of the Annuity Account Value ($50,000) or total Contributions reduced by 75% ($100,000 reduced by 75%, or $25,000). Here, the Death Benefit would be $50,000.

Separately, if the Owner withdrew $50,000, or 25% of the Annuity Account Value, for a new balance of $150,000, the Death Benefit remains the greater of the Annuity Account Value ($150,000) or total Contributions reduced by the Proportional Withdrawal calculation ($100,000 reduced by 25%, or $75,000). Here, the Death Benefit is $150,000.

If the Owner withdraws an additional $50,000, this represents an additional Proportional Withdrawal of 33% ($50,000/$150,000 = 33%). The Death Benefit is now equal to the greater of the Annuity Account Value ($100,000) or total Contributions reduced by all the Proportional Withdrawal calculations ($100,000 reduced by 25% and then reduced by 33%, or $50,250). Here, the Death Benefit is $100,000.

In a declining market, where an Owner contributed $100,000 which declined in value due to market losses to $50,000, and the Owner then withdrew $40,000, or 80% of Annuity Account Value, the result is a new account balance of $10,000. When applying Proportional Withdrawals, here 80%, the Death Benefit is the greater of the Annuity Account Value ($10,000) or total Contributions reduced by the Proportional Withdrawal calculation ($100,000 reduced by 80%, or $20,000). Here the death benefit is $20,000.

The difference between the two Death Benefit options we offer is that the amount payable upon death (the Death Benefit) is based on different criteria for each option and there is a different Mortality and Expense Risk Charge for each. Option 2 provides for the return of Contributions in the event that amount is greater than the Annuity Account Value (minus any Proportional Withdrawals). This could happen, for example, if the Death Benefit becomes payable soon after the Contract is purchased (say, one to three years) and, during those years, while Contributions are being made, the investment markets generally are in decline. Under these circumstances, it is possible that the performance of the Sub-Accounts you select may cause the Annuity Account Value to be less than the total amount of Contributions. If you have selected Death Benefit option 2 on a Contract, your Beneficiary would receive the greater amount, in this case, the sum of all Contributions (minus any Proportional Withdrawals). If you have selected Death Benefit option 1, your Beneficiary would receive the lesser amount, in this case, the Annuity Account Value (minus any Premium Tax).

If you choose Death Benefit Option 1, your Mortality and Expense Risk Charge is 0.65% of the average daily value of the Sub-Accounts to which you have allocated Contributions. If you choose Death Benefit option 2 (under which we incur greater mortality risks), your Mortality and Expense Risk Charge will be 0.85%.

The Death Benefit will become payable following our receipt of the Beneficiary’s claim in good order. When an Owner or the Annuitant dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until new allocation instructions are requested by the Beneficiary or until the Death Benefit is actually paid to the Beneficiary.

The amount of the Death Benefit will be determined as of the date payments commence. However, on the date a payout option is processed, the Annuity Account Value will be transferred to the Schwab Money Market Sub-Account unless the Beneficiary elects otherwise.

Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

•	payout in a single sum, or
•	payout under any of the variable annuity options provided under this Contract.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Code and any other applicable federal or state laws, rules or regulations.

Beneficiary

You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant's death.

You may also select one or more Contingent Beneficiaries. You may change the Contingent Beneficiary before the Annuitant’s death. If one or more primary Beneficiaries are alive within 30 days after the Annuitant’s death, the Contingent Beneficiary cannot become the primary Beneficiary and any interest the Contingent Beneficiary may have in the Contract will cease.

A change of Beneficiary or Contingent Beneficiary will take effect as of the date the Request is processed, unless a certain date is specified by the Owner. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary or Contingent Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, or Contingent Beneficiary, as applicable, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary and the Contingent Beneficiary will become the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid to the Contingent Beneficiary. If no Contingent Beneficiary has been designated, then the benefits will be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary or Contingent Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner's estate.

If the Beneficiary is not the Owner’s surviving spouse, she/he may elect, not later than one year after the Owner's date of death, to receive the Death Benefit in either a single sum or payout under any of the variable annuity options available under the Contract, provided that:

•	such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary and
•	such distributions begin not later than one year after the Owner's date of death.

If an election is not received by First Great-West from a non-spouse Beneficiary or substantially equal installments begin later than one year after the Owner's date of death, then the entire amount must be distributed within five years of the Owner's date of death. The Death Benefit will be determined as of the date the payouts begin.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner's death, the Death Benefit must be completely distributed within five years of the Owner's date of death.

Distribution of Death Benefit

Death of Annuitant Who is Not the Owner

Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary unless there is a Contingent Annuitant.

If a Contingent Annuitant was named by the Owner prior to the Annuitant's death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.

If the Annuitant dies after the date annuity payouts begin and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant's date of death.

If a corporation or other non-individual is an Owner, the death of the Annuitant will be treated as the death of an Owner and the Contract will be subject to the "Death of Owner" provisions described below.

Contingent Annuitant

While the Annuitant is living, and at least 30 days prior to the Annuity Commencement Date, you may, by written Request designate or change a Contingent Annuitant from time to time. A change of Contingent Annuitant will take effect as of the date the request is processed, unless a certain date is specified by the Owner(s). Please note you are not required to designate a Contingent Annuitant.

Death of Owner Who Is Not the Annuitant

If the Owner dies before annuity payouts commence and there is a Joint Owner who is the surviving spouse of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

If the Owner dies after annuity payouts commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner's date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force. If the Beneficiary is a partnership, any benefits will be paid to the partnership as it existed at the time of the Owner’s or the Annuitant’s death.

Death of Owner Who Is the Annuitant

If there is a Joint Owner who is the surviving spouse of the deceased Owner and a Contingent Annuitant, the Joint Owner becomes the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving spouse of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant, and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death) and/or Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

The Owner may change the ownership while the Annuitant and Owner are living. Any change will take effect as of the date the signed written Request is received by us at the Annuity Service Center, unless a different date is specified by the Owner. If the Owner wishes to specify a specific date, that date must be within 60 days of the Owner’s signature. The change will not take affect if any other action was taken by the Owner or payout was made by First Great-West before the requested change was processed.

Charges and Deductions

No amounts will be deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions for:

•	Premium Tax, if applicable; and/or
•	charges against your Annuity Account Value for our assumption of mortality and expense risks.

The Contract may be available for use with investment accounts at Schwab that charge an annual fee in lieu of sales charges or an investment advisory fee. Fees for these accounts would be specified in the respective account agreements. Any fees and expenses associated with these accounts will be separate from and in addition to the fees and expenses associated with the Contract. You should consult with your Financial Advisor for more details.

Mortality and Expense Risk Charge

We deduct a Mortality and Expense Risk Charge from your Annuity Account Value at the end of each valuation period to compensate us for bearing certain mortality and expense risks under the Contract. If you select Death Benefit option 1, this is a daily charge equal to an effective annual rate of 0.65%. We guarantee that this charge will never increase beyond 0.65%. If you select Death Benefit option 2, the Mortality and Expense Risk Charge is a daily charge equal to an effective annual rate of 0.85%. We guarantee that this charge will never increase beyond 0.85%.

The Mortality and Expense Risk Charge is reflected in the unit values of each of the Sub-Accounts you have selected. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or a periodic withdrawal option.

Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract. This means that you can be sure that neither the Annuitant's longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract.

The expense risk assumed is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than we anticipated.

The Mortality and Expense Risk Charge is higher for Owners who have selected Death Benefit option 2 because we bear substantial risk in connection with that option. Specifically, we bear the risk that we may be required to pay an amount to your Beneficiary that is greater than your Annuity Account Value.

If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. If this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, including any profits from this charge.

Expenses of the Portfolios

The values of the assets in the Sub-Accounts reflects the values of the Sub-Accounts’ respective Portfolio shares and therefore the fees and expenses paid by each Portfolio.

Some of the Portfolios’ investment advisers or administrators may compensate us for providing administrative services in connection with the Portfolios or cost savings experienced by the investment advisers or administrators of the Portfolios. Such compensation is typically a percentage of the value of the assets invested in the relevant Sub-Accounts and generally may range up to 0.35% annually of net assets. GWFS Equities, Inc. (“GWFS”) is the principal underwriter and distributor of the Contracts and may also receive Rule 12b-1 fees (ranging up to 0.25% annually of net assets) directly from certain Portfolios for providing distribution related services related to shares of the Portfolios offered in connection with a Rule 12b-1 plan. If GWFS receives 12b-1 fees, combined compensation for administrative and distribution related services generally ranges up to 0.60% annually of the assets invested in the relevant Sub-Accounts.

Premium Tax

We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable New York law, we may deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Commencement Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable New York law.

Other Taxes

Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently deducted for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

Payout Options

During the Distribution Period, you can choose to receive payouts in three ways—through periodic withdrawals, variable annuity payouts or a single, lump-sum payment.

You may change the Payout Commencement Date within 30 days prior to commencement of payouts. The Annuity Commencement Date may not be earlier than 13 months after the Effective Date of the Contract.

Periodic Withdrawals

You may request that all or part of the Annuity Account Value be applied to a periodic withdrawal option. All requests for periodic withdrawals must be in writing. The amount applied to a periodic withdrawal is the Annuity Account Value, less Premium Tax, if any.

In requesting periodic withdrawals, you must elect:

•	The withdrawal frequency of either 1-, 3-, 6- or 12-month intervals;
•	A minimum withdrawal amount of at least $100;
•	The calendar day of the month on which withdrawals will be made; and
•	One of the periodic withdrawal payout options discussed below— you may change the withdrawal option and/or the frequency once each calendar year.

Your withdrawals may be prorated across the Sub-Accounts in proportion to their assets. Or, they can be made from specific Sub-Account(s) until they are depleted. After that, we will automatically prorate the remaining withdrawals against any remaining Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:

•	You may continue to exercise all contractual rights, except that no Contributions may be made.
•	You may keep the same Sub-Accounts as you had selected before periodic withdrawals began.
•	Charges and fees under the Contract continue to apply.

Periodic withdrawals will cease on the earlier of the date:

•	The amount elected to be paid under the option selected has been reduced to zero.
•	The Annuity Account Value is zero.
•	You request that withdrawals stop.
•	You purchase an annuity payout option.
•	The Owner or the Annuitant dies.

If periodic withdrawals stop, you may resume making Contributions. However, we may limit the number of times you may restart a periodic withdrawal program.

Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59½.

If you choose to receive payouts from your Contract through periodic withdrawals, you may select from the following payout options:

Income for a specified period (at least 36 months)—You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.

Income of a specified amount (at least 36 months)—You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.

Any other form of periodic withdrawal acceptable to First Great-West which is for a period of at least 36 months.

In accordance with the provisions outlined in this section, you may request a periodic withdrawal to remit fees paid to your Investment Manager or Financial Advisor. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see “Cash Withdrawals” on page 27.

Annuity Payouts

You can choose the date that you wish annuity payouts to start either when you purchase the Contract or at a later date. If you do not select a payout start date, payouts will begin on the Annuitant's 90th birthday. You can change your selection at any time up to 30 days before the annuity date that you have selected.

If you have not elected a payout option within 30 days of the Annuity Commencement Date, your Annuity Account Value will be paid out as a variable life annuity with a guaranteed period of 20 years.

The amount to be paid out will be based on the Annuity Account Value, minus any Premium Tax, on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payout option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.

If you choose to receive variable annuity payouts from your Contract, you may select from the following payout options:

Variable life annuity with guaranteed period—This option provides for payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15, or 20 years. Upon the death of the Annuitant, the Beneficiary will receive the remaining payouts at the same interval elected by the Owner.

Variable life annuity without guaranteed period—This option provides payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Because no minimum number of payouts is guaranteed, this option may offer the maximum level of payouts. It is possible that only one payout may be made if the Annuitant dies before the date on which the second payout is due.

Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50. Once annuity payouts commence, you cannot make Contributions or take withdrawals, other than your annuity payouts.

If you elect to receive a single sum payment, the amount paid is the Surrender Value.

Amount of First Variable Payout

The first payout under a variable annuity payout option will be based on the value of the amounts held in each Sub-Account you have selected on the fifth valuation date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option. The rate applied reflects an assumed investment return (“AIR”) of 5%.

For annuity options involving life income, the actual age, year in which annuitization commences and gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payouts until satisfactory proof is received. Because payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, the difference with interest may be deducted by us from the next payout or payouts. If payouts were too small, the difference with interest may be added by us to the next payout. The interest rate used will be 3%.

Variable Annuity Units

The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first payout by its Annuity Unit value on the fifth valuation date preceding the Annuity Commencement Date. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.

Amount of Variable Payouts After the

First Payout

Payouts after the first will vary depending upon the investment performance of the Sub-Accounts. Your payouts will increase in amount over time if the Sub-Accounts you select earn more than the 5% AIR. Likewise, your payouts will decrease over time if the Sub-Accounts you select earn less than the 5% AIR. The subsequent amount paid from each Sub-Account is determined by multiplying (a) by (b) where (a) is the number of Sub-Account Annuity Units to be paid and (b) is the Sub-Account Annuity Unit value on the fifth valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payouts for each Sub-Account you have selected. We guarantee that the dollar amount of each payout after the first will not be affected by variations in expenses or mortality experience.

Transfers After the Variable Annuity

Commencement Date

Once annuity payouts have begun, Transfers may be made within the variable annuity payout option among the available Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.

Other Restrictions

Once payouts start under the annuity payout option you select:

•	no changes can be made in the payout option;
•	no additional Contributions will be accepted under the Contract; and
•	no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the time the annuity payouts begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government. State income tax withholding may also apply. Please see "Federal Tax Matters" below for details.

Seek Tax Advice

The following discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. A tax advisor should be consulted for further information.

Federal Tax Matters

The following discussion is a general description of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable New York or other tax laws.

The Contract may be purchased only on a non-tax qualified basis ("Non-Qualified Contract"). For federal income tax purposes, purchase payments made under Non-Qualified Contracts are not deductible. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payouts, and on the economic benefit to you, the Annuitant, or the Beneficiary will depend on the tax status of the individual concerned.

Because tax laws, rules, and regulations are constantly changing, we do not make any guarantees about the Contract’s tax status.

Taxation of Annuities

payout option elected). Also, if you make an assignment, pledge, or agreement to assign or pledge all or any portion of the Annuity Account Value, that amount will be treated as a distribution to you under the Contract.

The taxable portion of a distribution (in the form of a single sum payout or an annuity) is taxable as ordinary income.

If the Owner of a Contract is a non-natural person (for example, a corporation, partnership, limited liability company or trust), the Owner must generally include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule generally does not apply, however, where the non-natural person is only the nominal Owner of a Contract and the beneficial Owner is a natural person.

This rule also does not apply where:

•	The annuity Contract is acquired by the estate of a decedent.
•	The Contract is a qualified funding asset for a structured settlement.
•	The Contract is an immediate annuity.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals

Partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the Contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract.” The taxable portion of any withdrawal is taxed at ordinary income tax rates.

Annuity Payouts

Although the tax consequences will vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that exceeds the exclusion amount will be taxed. The exclusion amount is generally determined by a formula that establishes the ratio of the “investment in the Contract” to the expected return under the Contract. For fixed annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the fixed annuity payouts bears to the total expected value of the annuity payouts for the term of the payouts (determined under Treasury Department regulations). For variable annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the “investment in the Contract” allocated to the variable annuity payouts bears to the number of payouts expected to be made (determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefits selected). However, the remainder of each annuity payout is taxable. Once the “investment in the Contract” has been fully recovered, the full amount of any additional annuity payouts is taxable. If the annuity payments stop as a result of an Annuitant’s death before full recovery of the “investment in the Contract,” you should consult a competent tax adviser regarding the deductibility of the uncovered amount.

The taxable portion of any annuity payout is taxed at ordinary income tax rates.

Penalty Tax

There may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

•	Made on or after the date on which the Owner reaches age 59½.
•	Made as a result of death or disability of the Owner.
•	Received in substantially equal periodic payouts (at least annually) for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

For more details regarding this penalty tax and other exemptions that may be applicable, consult a competent tax adviser.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

•	If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above.
•	If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

Distribution at Death

In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

•

If the Owner dies before the date annuity payouts start, the entire Annuity Account Value must generally be distributed within five years after the date of death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of the Owner's death. If the sole designated Beneficiary is the Owner's spouse, the Contract may be continued in the name of the spouse as Owner.

•

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, payments under the Contract must continue on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner is not an individual, then for purposes of the distribution at death rules, the Primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the Primary Annuitant is treated as the death of the Owner. The rules described under Distribution of Death Benefit are designed to meet these requirements.

Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Sub-Accounts must be "adequately diversified" in accordance with Treasury Department Regulations. If the Series Account or a Sub-Account failed to comply with these diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the “investment in the Contract.”

Although we may not control the investments of the Sub-Accounts or the Portfolios, we expect that the Sub-Accounts and the Portfolios will comply with such regulations so that the Sub-accounts will be considered "adequately diversified.” Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or a Sub-Account to be deemed to be adequately diversified.

Owner Control

In connection with its issuance of temporary and proposed regulations under Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that the ownership rights of an Owner under the Contract would result in any Owner being treated as the owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Contract.

Transfers, Assignments or Exchanges

A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this Prospectus.

Multiple Contracts

All deferred, Non-Qualified Annuity Contracts that are issued by First Great-West (or our affiliates) to the same Owner during any calendar year must be treated as a single annuity contract for purposes of determining the taxable amount.

Withholding

Distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 Exchanges

Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information relating to the federal income tax status of the previous annuity contract to us.

Assignments or Pledges

Generally, rights in the Contract may be assigned or pledged as collateral for loans at any time during the life of the Annuitant.

If the Contract is assigned, the interest of the assignee has priority over your interest and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to First Great-West. All assignments are subject to any action taken or payout made by First Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged as collateral for a loan, it may be treated as a distribution. Please consult a competent tax advisor for further information.

Distribution of the Contracts

We offer the Contract on a continuous basis. We have entered into a distribution agreement with Charles Schwab & Co., Inc. (“Schwab”) and GWFS. Contracts are sold in New York by licensed insurance agents who are registered representatives of Schwab. Schwab is registered as a broker/dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is a member of FINRA. Schwab’s principal offices are located at 101 Montgomery Street, San Francisco, California 94104.

GWFS is the principal underwriter and distributor of the Contracts and is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company. GWFS is registered with the SEC as a broker/dealer and is a member of FINRA. Its principal offices are located at 8525 East Orchard Road, Greenwood Village, Colorado, 80111.

First Great-West (or its affiliates, for purposes of this section only, collectively, "the Company") pays Schwab compensation for the promotion and sale of the Contract. Compensation paid to Schwab is not paid directly by the Owner or the Series Account. The Company intends to fund this compensation through fees and charges imposed under the Contract and payable to the Company, and from profits on payments received by the Company from Portfolios’ advisers or administrators for providing administrative, marketing, and other support and services to the Portfolios. See “Expenses of the Portfolios” on page 32 of this Prospectus. The Company pays a portion of these proceeds to Schwab for distribution services.

As compensation for distribution services and some Contract administrative services, the Company pays Schwab a fee based on an annual rate of average monthly Series Account and Fixed Account assets. The Company also may pay a marketing allowance or allow other promotional incentives or payments to Schwab in the form of cash or other compensation, as mutually agreed upon by the Company and Schwab, to the extent permitted by FINRA rules and other applicable laws and regulations. In the past, the portion of compensation relating to a marketing allowance and/or other promotional incentives or payments to Schwab has amounted to less than $25,000 per year.

You should ask your Schwab representative for further information about what compensation he or she, or Schwab, may receive in connection with your purchase of a Contract.

Voting Rights

In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolio. Voting instructions will be solicited by communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports, and other material relating to the appropriate Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

Contract Owners have no voting rights in First Great-West.

Rights Reserved by First Great-West

We reserve the right to make certain changes we believe would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

•	To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.
•	To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts; or to add, combine or remove Sub-Accounts of the Series Account.
•	To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.
•	To make any changes required by the Code or by any other applicable law in order to continue treatment of the Contract as an annuity.
•	To change the time or time of day that a valuation date is deemed to have ended.
•

To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

Legal Proceedings

Currently, the Series Account is not a party to, and its assets are not subject to any material legal proceedings. Further, First Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which First Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions, or prospects of First Great-West.

Legal Matters

Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Jorden Burt LLP.

Independent Registered Public Accounting Firm

The financial statements of each of the investment divisions of the Variable Annuity -1 Series Account of First Great-West Life & Annuity Insurance Company and the financial statements of First Great-West Life & Annuity Insurance Company included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which reports express an unqualified opinion on the financial statements of the investment divisions of the Variable Annuity -1 Series Account of First Great-West Life & Annuity Insurance Company and the financial statements of First Great-West Life & Annuity Insurance Company and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Available Information

You may request a free copy of the SAI. Please direct any oral, written, or electronic request for such documents to:

Annuity Service Center

P.O. Box 173920

Denver, CO 80217-3920

(888) 560-5938

Internet: www.schwab.com/annuity

The SEC maintains an Internet web site (http://www.sec.gov) that contains the SAI and other information filed electronically by First Great-West concerning the Contract and the Series Account.

You also can review and copy any materials filed with the SEC at its Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference room by calling the SEC at 1-800-SEC-0330.

The SAI contains more specific information relating to the Series Account and First Great-West, such as:

•	general information;
•	information about First Great-West Life & Annuity Insurance Company and the Variable Annuity-1 Series Account;
•	the calculation of annuity payouts;
•	postponement of payouts;
•	services;
•	withholding; and
•	financial statements.

Appendix A – Net Investment Factor

The Net Investment Factor is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus

2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on  shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by First Great-West to have resulted from the investment operations of the Sub-Account, and

(b) is the net result of:

(i) the net asset value per share of the Portfolio shares held in the Sub-Account determined as of the end of the immediately preceding Valuation Period; minus or plus

(ii) the per unit charge or credit for any taxes incurred by or reserved for in the Sub-Account for the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.65% if you have selected Death Benefit option 1 or 0.85% if you have selected Death Benefit option 2.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease, or remain unchanged.

The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflects the investment performance of the Portfolio as well as the payment of Portfolio expenses.

A-1

VARIABLE ANNUITY-1 SERIES ACCOUNT

SCHWAB ONESOURCE ANNUITY®

Flexible Premium Deferred Variable Annuity Contracts

issued by

First Great-West Life & Annuity Insurance Company

50 Main Street, 9th Floor

White Plains, New York 10606

Telephone: (800) 537-2033

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2008, which is available without charge by contacting the Annuity Service Center, P.O. Box 173921, Denver, Colorado 80217-3921 or at 1-800-838-0649.

The date of this Statement of Additional Information is

May 1, 2008.

GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms not defined in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Definitions."

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT

First Great-West Life & Annuity Insurance Company (the "Company" or "First Great-West") (formerly known as Canada Life Insurance Company of New York), the issuer of the Contract, is a New York corporation qualified to sell life insurance and annuity contracts in New York. It was qualified to do business on June 7, 1971. The Company is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company ("GWL&A"), a Colorado stock life insurance company. GWL&A is a wholly owned subsidiary of GWL&A Financial, Inc., a Delaware holding company. GWL&A Financial, Inc. is an indirect wholly-owned subsidiary of Great-West Lifeco Inc., a Canadian holding company. Great-West Lifeco Inc. is a subsidiary of Power Financial Corporation, a Canadian holding company with substantial interests in the financial services industry. Power Financial Corporation is a subsidiary of Power Corporation of Canada, a Canadian holding and management company. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada.

First Great-West is rated by a number of nationally recognized rating agencies. The ratings represent the opinion of the rating agencies regarding the financial strength of the Company and its ability to meet ongoing obligations to policyholders. The ratings take into account an agreement whereby GWL&A has undertaken to provide First Great-West with certain financial support related to maintaining required statutory surplus and liquidity.

Rating Agency	Measurement	Rating

A.M. Best Company, Inc.	Financial strength, operating performance, and business profile.	A+[1]

Fitch, Inc.	Financial strength	AA+[2]

Standard & Poor's Corporation	Financial strength	AA3

[1]	Superior (highest rating out of ten categories)

[2]	Very Strong (second highest rating out of eight categories)

[3]	Very Strong (second highest rating out of nine categories)

The assets allocated to the Series Account are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the

Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account.

CALCULATION OF ANNUITY PAYOUTS

Variable Annuity Options

The Contract provides two variable annuity payout options. When a variable annuity payout option has been selected, the Company converts the Accumulation Units for each Sub-Account held by you into Annuity Units at their values determined as of the end of the Valuation Period which contains the Payout Commencement Date. The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first monthly payout by the Sub-Account's Annuity Unit Value on the fifth Valuation Date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the annuity payout period.

The first payout under a variable annuity payout option will be based on the value of each Sub-Account on the fifth Valuation Date preceding the Payout Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option. Payouts after the first will vary depending upon the investment experience of the Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the fifth Valuation Date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payouts for each Sub-Account.

POSTPONEMENT OF PAYOUTS

With respect to amounts allocated to the Series Account, payout of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payout are received by the Annuity Service Center. However, the determination, application or payout of any death benefit, Transfer, full surrender, partial withdrawal or annuity payout may be deferred to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for the Company to determine the investment experience of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

SERVICES

A.	Safekeeping of Series Account Assets

The assets of the Series Account are held by First Great-West. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of First Great-West. First Great-West maintains records of all purchases and redemptions of shares of the underlying Portfolios. Additional protection for the assets of the Series Account is afforded by a financial institution bond that includes fidelity coverage issued to Great-West Lifeco Inc. and subsidiary companies in the amount of $50 million (Canadian) per occurrence and $100 million (Canadian) in the aggregate, which covers all officers and employees of First Great-West.

B.	Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202, serves as First Great-West's and the Series Account's Independent Registered Public Accounting Firm. Deloitte &

Touche LLP audits financial statements for First Great-West and the Series Account and provides other audit, tax and related services.

The financial statements of each of the investment divisions of the Variable Annuity -1 Series Account of First Great-West Life & Annuity Insurance Company and the financial statements of First Great-West Life & Annuity Insurance Company included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein and elsewhere in the Registration Statement which reports express an unqualified opinion on the financial statements of the investment divisions of the Variable Annuity -1 Series Account of First Great-West Life & Annuity Insurance Company and the financial statements of First Great-West Life & Annuity Insurance Company and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

C.	Principal Underwriter

The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. ("GWFS"), an affiliate of First Great-West. GWFS is a Delaware corporation and is a member of FINRA. The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued for Annuitants from birth to age ninety. The aggregate dollar amount of commissions paid to, and retained by, GWFS for the Contracts was zero for each of the last three fiscal years.

D.	Administrative Services

First Great-West and GWL&A have entered into an Administrative Services Agreement dated August 1, 2003, as amended. Pursuant to the agreement, GWL&A performs certain corporate support services, investment services and other back office administrative services for First Great-West. In addition, certain of GWL&A's property, equipment, and facilities are made available for First Great-West for its operations. All charges for services and use of facilities to the extent practicable reflect actual costs, and are intended to be in accordance with New York Insurance Laws.

Certain administrative services are provided by GWFS to assist First Great-West in processing the Contracts. These services are described in written agreements between GWFS and First Great-West. The total compensation paid to GWFS in connection with these services was zero for each of the last three fiscal years.

WITHHOLDING

Annuity payouts and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payouts from which taxes are withheld.

Notwithstanding the recipient's election, withholding may be required with respect to certain payouts to be delivered outside the United States and with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a taxpayer identification number ("TIN") (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

FINANCIAL STATEMENTS

The financial statements of First Great-West Life & Annuity Insurance Company should be considered only as bearing upon Depositor's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interests of Contract Owners under the Contracts are affected solely by the investment results of the Series Account.

First Great-West Life & Annuity
Insurance Company
(a wholly-owned subsidiary of
Great-West Life & Annuity Insurance
Company)

Balance Sheets as of December 31, 2007 and 2006
and Related Statements of Income, Statements of
Stockholder’s Equity and Statements of Cash Flows
for Each of the Three Years in the Period Ended
December 31, 2007 and Report of Independent
Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
First Great-West Life & Annuity Insurance Company
White Plains, New York

We have audited the accompanying balance sheets of First Great-West Life & Annuity Insurance Company (the “Company”) as of December 31, 2007 and 2006, and the related statements of income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of First Great-West Life & Annuity Insurance Company as of December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
March 27, 2008

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Balance Sheets
December 31, 2007 and 2006
(In Thousands, Except Share Amounts)

	December 31,

	2007	2006

Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $421,281 and $390,577)	$424,443	$390,414
Fixed maturities, held-for-trading, at fair value (amortized cost $4,112 and $0)	4,174	—
Equity investments, available-for-sale, at fair value (cost $59 and $125)	76	171
Mortgage loans on real estate (net of allowances of $802 and $802)	85,696	96,907
Policy loans	12,401	11,969
Short-term investments, available-for-sale (cost approximates fair value)	18,177	22,886

Total investments	544,967	522,347

Other assets:
Cash	1,879	1,446
Reinsurance receivable:
Related party	42,124	39,331
Other	8,747	8,826
Deferred acquisition costs and value of business acquired	13,012	12,138
Investment income due and accrued	4,343	3,977
Premiums in course of collection	896	910
Deferred income taxes	3,212	2,649
Collateral under securities lending agreements	39,272	45,243
Other assets	1,453	1,904
Assets of discontinued operations	5,860	5,059
Separate account assets	108,972	86,136

Total assets	$774,737	$729,966

See notes to financial statements.	(Continued)

2

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Balance Sheets
December 31, 2007 and 2006
(In Thousands, Except Share Amounts)

	December 31,

	2007	2006

Liabilities and stockholder’s equity
Policy benefit liabilities:
Policy reserves	$525,441	$496,152
Policy and contract claims	5,732	5,369
Policyholders’ funds	2,785	2,428
Provision for policyholders’ dividends	2,000	1,600
Undistributed earnings on participating business	1,251	238

Total policy benefit liabilities	537,209	505,787

General liabilities:
Due to parent and affiliates	2,051	667
Repurchase agreements	—	13,431
Payable under securities lending agreements	39,272	45,243
Other liabilities	4,838	2,941
Liabilities of discontinued operations	8,009	7,701
Separate account liabilities	108,972	86,136

Total liabilities	700,351	661,906

Commitments and Contingencies (Note 14)

Stockholder’s equity:
Common stock, $1,000 par value, 10,000 shares authorized; 2,500 shares issued and outstanding	2,500	2,500
Additional paid-in capital	56,350	56,350
Accumulated other comprehensive income (loss)	1,441	(395)
Retained earnings	14,095	9,605

Total stockholder’s equity	74,386	68,060

Total liabilities and stockholder’s equity	$774,737	$729,966

See notes to financial statements.	(Concluded)

3

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Statements of Income
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007	2006	2005

Revenues:
Premium income:
Related party (net of related party premiums ceded of $7,355, $7,680 and 8,097)	$(7,355)	$(7,680)	$(8,097)
Other (net of premiums ceded of $2,961, $2,683 and $2,956)	23,196	23,168	23,599
Fee income	1,755	1,104	1,053
Net investment income	27,648	27,766	28,314
Net realized gains (losses) on investments	1,137	77	(917)

Total revenues	46,381	44,435	43,952

Benefits and expenses:
Life and other policy benefits (net of reinsurance recoveries of $5,658, $7,352 and $5,856)	20,843	26,698	23,437
Increase (decrease) in policy reserves:
Related party	(2,793)	(1,940)	(2,859)
Other	(1,161)	(6,831)	(3,365)
Interest paid or credited to contractholders	10,534	10,305	10,445
Provision for policyholders’ share of earnings (losses) on participating business	575	(351)	54
Dividends to policyholders	2,038	1,610	1,686

Total benefits	30,036	29,491	29,398
General insurance expenses	4,939	3,422	3,398
Amortization of deferred acquisition costs and value of business acquired	3,009	2,945	2,761

Total benefits and expenses	37,984	35,858	35,557

Income from continuing operations before income taxes	8,397	8,577	8,395

Provision for income taxes	2,387	3,145	3,867

Income from continuing operations	6,010	5,432	4,528
Income (loss) from discontinued operations, net of income tax expense (benefit) of $2,014, ($257) and $786	2,973	(477)	1,260

Net income	$8,983	$4,955	$5,788

See notes to financial statements.

4

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Statements of Stockholder’s Equity
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings	Total

Balances, January 1, 2005	$2,500	$56,350	$3,772	$25,862	$88,484
Net income				5,788	5,788
Net change in unrealized losses			(4,263)		(4,263)

Total comprehensive income					1,525
Dividends				(27,000)	(27,000)

Balances, December 31, 2005	$2,500	$56,350	$(491)	$4,650	$63,009
Net income				4,955	4,955
Net change in unrealized gains			96		96

Total comprehensive income					5,051

Balances, December 31, 2006	$2,500	$56,350	$(395)	$9,605	$68,060
Net income				8,983	8,983
Net change in unrealized gains			1,836		1,836

Total comprehensive income					10,819
Impact of adoption of SFAS No. 155				7	7
Dividends				(4,500)	(4,500)

Balances, December 31, 2007	$2,500	$56,350	$1,441	$14,095	$74,386

See notes to financial statements.

5

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Statements of Cash Flows
Years Ended December 31, 2007, 2006 and 2005
(In Thousands)

	Year Ended December 31,

	2007	2006	2005

Cash flows from operating activities:
Net income	$8,983	$4,955	$5,788
Adjustments to reconcile net income to net cash provided by (used in) operating activities of continuing operations:
Earnings (loss) allocated to participating policyholders	575	(351)	54
Amortization of (premiums) accretion of discounts on investments, net	232	319	226
Net realized (gains) losses on investments	(1,110)	(54)	917
Net purchases of trading securities	(4,010)	—	—
Depreciation and amortization	3,011	2,946	2,787
Deferral of acquisition costs	(3,679)	(3,504)	(4,141)
Deferred income taxes	(1,366)	(56)	7,465
Changes in assets and liabilities:
Policy benefit liabilities	6,487	509	3,022
Reinsurance receivable	(3,739)	333	(5,311)
Accrued interest and policyholder receivables	(359)	370	597
Other, net	3,520	787	(5,878)

Net cash provided by operating activities	8,545	6,254	5,526

Cash flows from investing activities:
Proceeds from sales, maturities and redemptions of investments:
Fixed maturities available-for-sale	93,435	139,056	165,098
Mortgage loans on real estate	11,068	15,196	15,122
Equity investments	19	—	—
Purchases of investments:
Fixed maturities available-for-sale	(136,396)	(137,982)	(152,173)
Mortgage loans on real estate	—	(22,550)	(26,150)
Equity investments	—	(105)	—
Net change in short-term investments	17,985	2,492	38,442
Net change in repurchase agreements	(13,431)	36	(18,435)
Other, net	(100)	320	(113)

Net cash provided by (used in) investing activities	(27,420)	(3,537)	21,791

Cash flows from financing activities:
Contract deposits	41,891	11,175	8,930
Contract withdrawals	(19,142)	(10,631)	(7,160)
Change in due to parent and affiliates	1,384	(1,608)	(1,402)
Dividends paid	(4,500)	—	(27,000)
Change in bank overdrafts	(325)	(1,386)	(199)

Net cash provided by (used in) financing activities	19,308	(2,450)	(26,831)

Net increase in cash	433	267	486
Cash, beginning of year	1,446	1,179	693

Cash, end of year	$1,879	$1,446	$1,179

Supplemental disclosures of cash flow information:
Net cash paid during the year for income taxes	$2,838	$1,637	$818

See notes to financial statements.

6

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

1.	Organization, Basis of Presentation and Significant Accounting Policies

Organization - First Great-West Life & Annuity Insurance Company (the “Company”), is a wholly-owned direct subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). On December 31, 2005, the Company merged with and into Canada Life Insurance Company of New York (“CLNY”). Upon completion of the merger, CLNY’s name was changed to that of the Company. The merger has been accounted for as a reorganization of businesses under common control and, accordingly, the assets and liabilities of the Company and CLNY and the results of their operations have been combined at their historical cost basis as if the merger had taken place at the beginning of the earliest period presented.

The Company offers individual and group life insurance and individual and group annuity products. The Company was incorporated as a stock life insurance company in the State of New York and is subject to regulation by the New York Department of Insurance.

Basis of presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses on mortgage loans on real estate, deferred acquisition costs and value of business acquired, derivative instruments, valuation of privately and non-actively traded public investments, and taxes on income. Actual results could differ from those estimates.

Reclassifications were also made to the accompanying balance sheet at December 31, 2006 and the statements of income for the years ended December 31, 2006 and 2005 to reflect the Company’s discontinued operations. See Note 2 for a further discussion.

Significant accounting policies

Investments - Investments are reported as follows:

1.

The Company classifies the majority of its fixed maturity and all of its equity investments as available-for-sale and records them at fair value with the related net unrealized gain, or loss, net of policyholder related amounts and deferred taxes, recorded in accumulated other comprehensive income in the stockholder’s equity section in the accompanying balance sheets. Net unrealized gains and losses related to participating contract policies are recorded as undistributed earnings on participating business in the Company’s balance sheets.

Premiums and discounts are recognized as a component of net investment income using the scientific interest method. Realized gains and losses and declines in value determined to be other-than-temporary are included in net realized gains (losses) on investments.

During the year ended December 31, 2007, the Company purchased fixed maturity securities which were classified as held-for-trading. Assets in the held for trading category are carried at fair value with changes in fair value reported in net investment income.

The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

2.

Mortgage loans on real estate are commercial loans and are carried at their unpaid balances adjusted for any unamortized premiums or discounts and allowance for credit losses. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net

7

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

investment income using the scientific interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

The Company maintains an allowance for credit losses at a level that, in management’s opinion, is sufficient to absorb credit losses on its impaired loans. Management’s judgment is based upon extensive situational analysis of each individual loan and may consider past loss experience and current and projected economic conditions. The measurement of impaired loans is based on the fair value of the underlying collateral.

3.

Equity investments classified as available-for-sale are carried at fair value with net unrealized gains and losses, net of deferred taxes, reported as accumulated other comprehensive income (loss) in the stockholder’s equity section of the Company’s balance sheets.

4.	Policy loans are carried at their unpaid balances.

5.

Short-term investments include securities purchased with initial maturities of one year or less and are carried at amortized cost, which approximates fair value. The Company classifies its short-term investments as available-for-sale.

6.	Gains and losses realized upon the disposal of investments are determined on a specific identification basis.

7.

The Company may employ a trading strategy that involves the sale of securities with a simultaneous agreement to repurchase similar securities at a future date at an agreed-upon price. Proceeds from the sale are reinvested in other securities and may enhance the current yield and total return. The difference between the sales price and the future repurchase price is recorded as an adjustment to net investment income. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Losses may arise from changes in the value of the securities or if the counterparty enters bankruptcy proceedings or becomes insolvent. In such cases, the Company’s right to repurchase the security may be restricted. Amounts owed to brokers under these arrangements are included in repurchase agreements in the accompanying balance sheets. The liability is collateralized by securities with approximately the same fair value.

8.

The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company’s securities lending transactions are accounted for as collateralized borrowings. Collateral is defined as government securities, letters of credit and/or cash collateral. The borrower can return and the Company can request the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

Derivative financial instruments - All derivatives, whether designated, in hedging relationships or not, are recorded on the balance sheets in other assets and other liabilities at fair value. Accounting for the ongoing changes in the fair value of a derivative depends upon the intended use of the derivative and its designation as determined when the derivative contract is entered into. If the derivative is designated as a fair value hedge, the changes in its fair value of the derivative and of the fair value of the hedged item attributable to the hedged risk are recognized in earnings in net investment income. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income on the Company’s balance sheets and are recognized in the income statements when the hedged item affects earnings. Changes in the fair value of derivatives not qualifying for hedge accounting and the

8

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

over effective portion of cash flow hedges are recognized in net investment income in the period of the change.

Cash - Cash includes only amounts in demand deposit accounts.

Bank overdrafts - The Company’s cash management system provides for the reimbursement of all major bank disbursement accounts on a daily basis. Checks issued but not yet presented to banks for payment can result in overdraft balances for accounting purposes and are included in other liabilities in the accompanying balance sheets. At December 31, 2007 and 2006, this liability was $313 and $375, respectively.

Deferred acquisition costs (“DAC”) and value of business acquired (“VOBA”) - DAC, which primarily consist of sales commissions and costs associated with the Company’s sales representatives related to the production of new business, have been deferred to the extent recoverable. VOBA represents the estimated fair value of insurance or annuity contracts acquired through the acquisition of another insurance company. The recoverability of such costs is dependent upon the future profitability of the related business. The Company’s VOBA resulted from GWL&A’s 2003 acquisition of CLNY. DAC and VOBA associated with the annuity products and flexible premium universal life insurance products are amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. DAC and VOBA associated with traditional life insurance are amortized over the premium-paying period of the related policies in proportion to premium revenues recognized. See Note 8 for additional information regarding deferred acquisition costs and the value of business acquired.

Separate accounts - Separate account assets and related liabilities are carried at fair value in the accompanying balance sheets. The Company’s separate accounts invest in shares of Maxim Series Fund, Inc., an open-end management investment company, which is an affiliate of GWL&A, and shares of other non-affiliated mutual funds and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contract holders and, therefore, are not included in the Company’s statements of income. Revenues of the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.

Life insurance and annuity policy reserves - Life insurance and annuity policy reserves with life contingencies in the amounts of $445,006 and $447,516 at December 31, 2007 and 2006, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses and retrospective experience rating premium refunds. Annuity policy reserves without life contingencies in the amounts of $80,233 and $48,456 at December 31, 2007 and 2006, respectively, are established at the contract holder’s account value.

Reinsurance - Policy reserves and policy and contract claims ceded to other insurance companies are carried as a reinsurance receivable on the balance sheets. The cost of reinsurance related to long duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policy and contract claims - Policy and contract claims include provisions for claims incurred but not reported and claims in the process of settlement. The provision for claims incurred but not reported are valued based primarily on the Company’s prior experience. The claims in the process of settlement are valued in accordance with the terms of the related policies and contracts.

Participating fund account - The Company sells participating policies in which the policyholder shares in the Company’s earnings through policyholder dividends that reflect the difference between the assumptions used in premium charged and the actual experience. The amount of dividends to be

9

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

paid from undistributed earnings on participating business is determined annually by the Board of Directors.

Recognition of premium and fee income and benefits and expenses - Life insurance premiums are recognized when due. Annuity contract premiums with life contingencies are recognized as received. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from administrative services related to assets under management. Fees from other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts.

Income taxes - Income taxes are recorded using the asset and liability method in which deferred tax assets and liabilities are recorded for expected future tax consequences of events have been recognized in the Company’s financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

As described more fully in Note 3, the Company adopted FIN No. 48, “Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109”(“FIN 48”) effective January 1, 2007. Among other things, under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements.

Regulatory requirements - In accordance with the requirements of the New York State Department of Insurance (the “Department”), the Company must demonstrate that it maintains adequate capital. At December 31, 2007 and 2006, the Company was in compliance with the requirement (see Note 9). Also, in accordance with the requirements of the regulatory authorities in the states in which the Company conducts its business, it is required to maintain deposits with those authorities for the purpose of security for policy and contract holders.

2.	Discontinued Operations and Assets and Liabilities Held for Sale

On November 26, 2007, GWL&A and certain of its subsidiaries, including the Company, entered into a definitive Asset and Stock Purchase Agreement to sell substantially all of its Healthcare business to a subsidiary of CIGNA Corporation (“CIGNA”) for $1.5 billion in cash, of which $6.5 million was allocated to the Company, subject to regulatory and certain other approvals. The transaction is expected to be completed during the second quarter of 2008. The business to be sold, formerly reported as the Company’s Healthcare segment, is the vehicle through which the Company markets and administers group life and health insurance to small and mid-sized employers. CIGNA will acquire from the Company the stop loss, group life, group disability, group medical, group dental, group vision, group prescription drug coverage and group accidental death and dismemberment insurance business in the United States and GWL&A’s supporting information technology infrastructure through a combination of 100% indemnity reinsurance agreements, renewal rights, related administrative service agreements and the acquisition of certain of GWL&A’s subsidiaries. As required by Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the statements of income and balance sheets of these business activities are presented as discontinued operations for all periods presented in the financial statements.

10

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table summarizes the major classifications of assets and liabilities of discontinued operations at December 31, 2007 and 2006.

	December 31,

Assets	2007	2006

Reinsurance receivable	$1,405	$380
Uninsured claims receivable	952	935
Premiums in course of collection	451	461
Goodwill	2,251	2,251
Deferred income tax	742	1,000
Other assets	59	32

Total assets	$5,860	$5,059

Liabilities

Policy reserves	$1,806	$2,107
Policy and contract claims	2,112	1,748
Policyholder’s funds	2,674	3,076
Bank overdrafts	344	607
Other liabilities	1,073	163

Total liabilities	$8,009	$7,701

The following table summarizes selected financial information included in income from discontinued operations in the statements of income for the years ended December 31, 2007, 2006 and 2005.

	Year Ended December 31,

	2007	2006	2005

Total revenues from discontinued operations	$10,752	$12,700	$15,870
Total benefits and expenses from discontinued operations	5,765	13,434	13,824

Income (loss) from discontinued operations before income taxes	4,987	(734)	2,046
Provision for income taxes	2,014	(257)	786

Income (loss) from discontinued operations	$2,973	$(477)	$1,260

3.	Application of Recent Accounting Pronouncements

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position No. 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts” (“SOP 05-1”). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses From the Sale of Investments.” SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007. The adoption of SOP 05-1 did not have a material effect on the Company’s financial position or results of its operations.

11

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments” (“SFAS No. 155”). SFAS No. 155 permits any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” to be carried at fair value in its entirety, with changes in fair value recognized in earnings. In addition, SFAS No. 155 requires that beneficial interests in securitized financial assets be analyzed to determine whether they are freestanding derivatives or contain an embedded derivative. SFAS No. 155 is applicable to new or modified financial instruments in fiscal years beginning after September 15, 2006, however it may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company adopted SFAS No. 155 on January 1, 2007. The adoption of SFAS No. 155 did not have a material effect on the Company’s financial position or results of its operations.

In June 2006, the FASB issued Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes”. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 on January 1, 2007. The adoption of FIN 48 did not have a material effect on the Company’s financial position.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurement” (“SFAS No. 157”). SFAS No. 157 provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 also provides expanded information about the extent to which a company measures assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS No. 157 is applicable whenever other authoritative pronouncements require or permit assets or liabilities to be measured at fair value. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company adopted the provisions of SFAS No. 157 on January 1, 2008. The adoption of SFAS No. 157 did not have a material effect on the Company’s financial position or results of its operations.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities - Including an Amendment of FASB Statement No. 115” (“SFAS No.159”). SFAS No. 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS No. 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS No. 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Company adopted the provisions of SFAS No. 159 on January 1, 2008. The adoption of SFAS No. 159 did not have a material effect on the Company’s financial position or results of its operations.

12

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

4.	Related Party Transactions

The Company and GWL&A have service agreements whereby GWL&A administers, distributes and underwrites business for the Company and administers its investment portfolio. The amounts recorded are based upon estimated costs incurred and resources expended. For the years ended December 31, 2007, 2006 and 2005, the amounts paid to GWL&A for these services are summarized as follows:

	Year Ended December 31,

	2007	2006	2005

Investment management fees included in net investment income	$1,195	$623	$309
Administrative and underwriting services included in general insurance expenses	4,396	2,718	3,769

Total	$5,591	$3,341	$4,078

The Company and GWL&A have an agreement whereby GWL&A has committed to provide financial support related to the maintenance of adequate regulatory surplus and liquidity.

5.	Summary of Investments

The following table summarizes fixed maturity securities and equity investments classified as available-for-sale at December 31, 2007.

	December 31, 2007

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$67,724	$3,690	$212	$71,203	$71,203
Obligations of U.S. states and their subdivisions	—	—	—	—	—
Foreign governments	300	—	5	295	295
Corporate debt securities	218,982	5,178	1,821	222,340	222,340
Mortgage-backed and asset-backed securities	134,275	413	4,081	130,605	130,605

Total fixed maturities	$421,281	$9,281	$6,119	$424,443	$424,443

Total equity investments	$59	$17	$—	$76	$76

13

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table summarizes fixed maturity securities and equity investments classified as available-for-sale at December 31, 2006.

	December 31, 2006

Fixed Maturities:	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value	Carrying Value

U.S. government direct obligations and U.S. agencies	$90,297	$2,284	$988	$91,593	$91,593
Obligations of U.S. states and their subdivisions	1,269	69	46	1,292	1,292
Foreign governments	394	—	19	375	375
Corporate debt securities	167,229	3,054	2,928	167,355	167,355
Mortgage-backed and asset- backed securities	131,388	779	2,368	129,799	129,799

Total fixed maturities	$390,577	$6,186	$6,349	$390,414	$390,414

Total equity investments	$125	$46	$—	$171	$171

See Note 6 for additional information on policies regarding estimated fair value of fixed maturities and equity investments.

The amortized cost and estimated fair value of fixed maturity investments classified as available-for-sale at December 31, 2007, by contractual maturities, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2007

	Amortized Cost	Estimated Fair Value

Maturing in one year or less	$20,486	$20,808
Maturing after one year through five years	80,969	82,953
Maturing after five years through ten years	81,719	83,865
Maturing after ten years	74,328	76,657
Mortgage-backed and asset-backed securities	163,779	160,160

	$421,281	$424,443

Mortgage-backed and asset-backed securities include collateralized mortgage obligations that consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments on a quarterly basis.

The following table summarizes information regarding the sales of fixed maturity investments classified as available-for-sale for the years ended December 31, 2007, 2006 and 2005.

	Year Ended December 31,
	2007	2006	2005

Proceeds from sales	$67,506	$99,254	$127,607
Gross realized gains from sales	1,066	1,038	1,129
Gross realized losses from sales	(268)	(1,208)	(2,211)

14

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Gross realized gains and gross realized losses from sales were primarily attributable to interest rate related gains and losses.

The Company has fixed maturity securities with fair values in the amounts of $450 and $531 that have been non-income producing for the twelve months preceding December 31, 2007 and 2006, respectively. These securities were written down to their fair value in the period they were deemed to be other-than-temporarily impaired.

Derivative financial instruments - The Company makes limited use of derivative financial instruments to manage interest rate, market and credit risk. Derivatives are not used for speculative purposes.

The Company controls the credit risk of its derivative contracts through credit approvals, limits and monitoring procedures. Risk of loss is generally limited to the fair value of derivative instruments and not to the notional or contractual amounts of the derivatives. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance of derivative financial instruments have occurred or are expected to occur.

Derivatives not designated as hedging instruments - The Company attempts to match the timing of when interest rates are committed on insurance products and other new investments. However, timing differences may occur and can expose the Company to fluctuating interest rates. To offset this risk, the Company uses U.S. Treasury futures as a method of adjusting the duration of the overall portfolio of investments.

The Company occasionally purchases a financial instrument that contains a derivative instrument that is “embedded” within the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e. the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and carried at fair value.

Although management believes the above-mentioned derivatives are effective hedges from an economic standpoint, they do not meet the requirements for hedge accounting treatment under Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”), as amended. As such, changes in the market value of these instruments are recorded in net income. During the years ended December 31, 2007, 2006 and 2005, net income was decreased by $50, $58 and $186, respectively, from market value changes of derivatives not receiving hedge accounting treatment.

15

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following tables summarize derivative financial instruments at December 31, 2007 and 2006.

December 31, 2007

	Notional Amount	Strike/Swap Rate	Maturity

Credit default swaps	$—	N/A	N/A
Futures:
Five year U.S. Treasury:
Long position	$—	N/A	N/A

	December 31, 2006

	Notional Amount	Strike/Swap Rate	Maturity

Credit default swaps	$6,000	0.535%	April 2007
Futures:
Five year U.S. Treasury:
Long position	$4,500	N/A	March 2007

Mortgage loans - There were no impaired mortgage loans for the years ended December 31, 2007 and 2006.

The following table summarizes the activity in the allowance for mortgage loan credit losses for the years ended December 31, 2007, 2006 and 2005:

	Year Ended December 31,
	2007	2006	2005

Balance, January 1	$802	$802	$850
Release of provision	—	—	—
Amounts written off, net of recoveries	—	—	(48)

Balance, December 31	$802	$802	$802

The changes to the allowance for mortgage loan credit losses are recorded in net realized gains (losses) on investments.

Equity investments - The carrying value of the Company’s equity investments was $76 and $171 at December 31, 2007 and 2006, respectively.

Securities pledged, restricted assets and special deposits - The Company pledges investment securities it owns to unaffiliated parties through certain transactions, including securities sold under agreements to repurchase, futures contracts and state regulatory deposits.

The Company had securities on deposit with governmental authorities or trustees as required by certain insurance laws with carrying values in the amounts of $343 and $331 at December 31, 2007 and 2006, respectively.

During 2006, the Company began participating in a securities lending program whereby securities, which are included in invested assets in the accompanying balance sheets, are loaned to third parties. Securities with a cost or amortized cost in the amount of $34,973 and $42,052 and estimated fair value in the amount of $38,165 and $43,348 were on loan under the program at December 31, 2007 and 2006, respectively. The Company was liable for collateral under its control in the amount of $39,272 and $45,243 at December 31, 2007 and 2006, respectively.

Additionally, the fair value of margin deposits related to futures contracts was approximately $0 and $120 at December 31, 2007 and 2006, respectively.

16

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Impairment of fixed maturity and equity investments classified as available-for-sale - The Company classifies the majority of its fixed maturities and equity investments as available-for-sale and records them at fair value with the related net unrealized gain or loss, net of deferred taxes, being recorded in accumulated other comprehensive income in the stockholder’s equity section in the accompanying balance sheets. All available-for-sale securities with gross unrealized losses at the balance sheet date are subjected to the Company’s process for identifying other-than-temporary impairments.

The Company writes down to fair value securities that it deems to be other-than-temporarily impaired in the period the securities are deemed to be so impaired. The Company records write-downs as investment losses and adjusts the cost basis of the securities accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

The assessment of whether an other-than-temporary impairment has occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the future earnings potential of the issuer.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following.

•	Fair value is significantly below cost.

•	The decline in fair value is attributable to specific adverse conditions affecting a particular instrument, its issuer, an industry or geographic area.

•	The decline in fair value has existed for an extended period of time.

•	A debt security has been downgraded by a rating agency.

•	The financial condition of the issuer has deteriorated.

•	Dividends have been reduced/eliminated or scheduled interest payments have not been made.

While all available information is taken into account, it is difficult to predict the ultimate recoverable amount of a distressed or impaired security.

17

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Unrealized losses on fixed maturity and equity investments classified as available-for-sale

The following tables summarize unrealized investment losses by class of investment at December 31, 2007 and 2006. The Company considers these investments to be only temporarily impaired.

	December 31, 2007

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$—	$—	$14,466	$212	$14,466	$212
Obligations of U.S. states and their subdivisions	—	—	—	—	—	—
Foreign governments	—	—	295	5	295	5
Corporate debt securities	11,813	89	48,375	1,732	60,188	1,821
Mortgage-backed and asset-backed securities	31,015	1,675	57,684	2,406	88,699	4,081

Total fixed maturities	$42,828	$1,764	$120,820	$4,355	$163,648	$6,119

Total number of secuirites in an unrealized loss position	14		87		101

	December 31, 2006

	Less than twelve months		Twelve months or longer		Total

Fixed Maturities	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss	Estimated Fair Value	Unrealized Loss

U.S. government direct obligations and U.S. agencies	$42,056	$371	$23,631	$617	$65,687	$988
Obligations of U.S. states and their subdivisions	—	—	969	46	969	46
Foreign governments	—	—	375	19	375	19
Corporate debt securities	41,942	784	47,960	2,144	89,902	2,928
Mortgage-backed and asset-backed securities	16,256	153	77,153	2,215	93,409	2,368

Total fixed maturities	$100,254	$1,308	$150,088	$5,041	$250,342	$6,349

Total number of secuirites in an unrealized loss position	36		111		147

At December 31, 2007 and 2006 there were no unrealized losses on equity investments.

Fixed maturity investments - The losses on these securities are primarily attributable to fluctuations in market interest rates and changes in credit spreads since the securities were acquired. These fluctuations, caused by market interest rate changes, have little bearing on whether or not the investment will be ultimately recoverable. The Company does not consider these investments to be other-than-temporarily impaired at December 31, 2007.

18

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

At December 31, 2007 and 2006, the Company had $1,821 and $2,928, respectively, of unrealized losses related to its corporate debt fixed maturity securities. Management has classified these securities by sector, calculated as a percentage of unrealized loss, as follows:

	December 31

Corporate Sector:	2007	2006

Utility	30%	26%
Natural Resources	20	13
Consumer	18	12
Industrial	11	16
Transportation	10	12
Finance	10	18
Other	1	3

	100%	100%

Other-than-temporary impairment recognition

For the years ended December 31, 2007, 2006 and 2005, the Company recorded other-than-temporary impairments on fixed maturity investments in the amounts of $142, $192 and $130, respectively. The impairments were primarily related to repurchase agreement financing transactions and corporate debt securities in the auto industry. During the year ended December 31, 2007, the Company recorded other-than-temporary impairments on equity securities in the amount of $63. The Company did not record other-than-temporary impairments on equity securities during the years ended December 31, 2006 and 2005.

6.	Estimated Fair Value of Financial Instruments

The following table summarizes the carrying amount and estimated fair value of the Company’s financial instruments at December 31, 2007 and 2006.

	December 31, 2007		December 31, 2006

Assets	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Fixed maturities and short-term investments	$446,794	$446,794	$413,300	$413,300
Equity investments	76	76	171	171
Mortgage loans on real estate	85,696	88,055	96,907	98,254
Policy loans	12,401	12,401	11,969	11,969
Reinsurance receivable	245	245	2,035	2,035
Separate account assets	108,972	108,972	86,136	86,136

	December 31, 2007		December 31, 2006

Liabilities	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Annuity contract reserves without life contingencies	$80,233	$80,513	$48,456	$48,482
Policyholders’ funds	2,785	2,785	5,504	5,504
Derivatives	—	—	7	7
Repurchase agreements	—	—	13,431	13,431
Separate account liabilities	108,972	108,972	86,136	86,136

19

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

Fixed maturity and equity securities - The fair values for public fixed maturity and equity securities are based upon quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not readily available, such as for private fixed maturity investments, fair values are estimated. To determine estimated fair value for these instruments, the Company generally utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts of the Company’s financial instruments.

Short-term investments and repurchase agreements - The carrying value of short-term investments and repurchase agreements is a reasonable estimate of fair value due to their short-term nature.

Mortgage loans on real estate - Mortgage loan fair value estimates generally are based on discounted cash flows. A discount rate matrix is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage’s remaining term and credit quality. The rates selected for inclusion in the discount rate matrix reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

Policy loans - Policy loans accrue interest generally at variable rates with no fixed maturity dates and therefore, estimated fair value approximates carrying value.

Annuity contract reserves without life contingencies - The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts utilizing current interest crediting rates for similar products.

Policyholders’ funds - The estimated fair value of policyholders’ funds is the same as the carrying amount since the Company can change the interest crediting rates due to fluctuations in market interest rates with 30 days notice.

Derivatives - Included in other liabilities at December 31, 2007 and 2006 are derivative financial instruments in the amounts of $0 and $7, respectively. The derivative financial instruments at December 31, 2006 consisted of credit default swaps. On January 1, 2007, the Company adopted SFAS No. 155 which permits any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under SFAS No. 133 to be carried at fair value in its entirety, with changes in fair value recognized in earnings. Therefore, the Company’s credit default swaps are no longer bifurcated and reported as derivative financial instruments.

Separate account assets and liabilities - Separate account assets and liabilities are adjusted to net asset value on a daily basis which approximates fair value.

20

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

7.	Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains 100% of the first $50 of coverage per individual life and has a maximum retention of $250 per individual life. Life insurance policies are first reinsured to GWL&A up to a maximum of $3,250 of coverage per individual life. Any excess amount is reinsured to a third party.

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. Consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2007 and 2006, the reinsurance receivables had net carrying values in the amounts of $50,871 and $48,157, respectively. There were no allowances for potential uncollectible reinsurance receivables at either December 31, 2007 or 2006.

The following tables summarize life insurance in force and premium income at, and for the year ended, December 31, 2007:

	Direct	Reinsurance Ceded	Reinsurance Assumed	Net

Life insurance in force:
Individual	$5,823,441	$(3,159,798)	$—	$2,663,643

Premium income:
Life insurance	$26,101	$(10,311)	$—	$15,790
Annuities	56	(5)	—	51

Total	$26,157	$(10,316)	$—	$15,841

The following tables summarize life insurance in force and premium income at, and for the year ended, December 31, 2006:

	Direct	Reinsurance Ceded	Reinsurance Assumed	Net

Life insurance in force:
Individual	$6,041,156	$(3,312,197)	$—	$2,728,959

Premium income:
Life insurance	$25,770	$(10,357)	$—	$15,413
Annuities	81	(6)	—	75

Total	$25,851	$(10,363)	$—	$15,488

21

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table summarizes premium income for the year ended December 31, 2005:

	Direct	Reinsurance Ceded	Reinsurance Assumed	Net

Premium income:
Life insurance	$26,534	$(11,046)	$—	$15,488
Annuities	21	(7)	—	14

Total	$26,555	$(11,053)	$—	$15,502

8.	Deferred Acquisition Costs and Value of Business Acquired

The following table summarizes activity in deferred acquisition costs and value of business acquired for the years December 31, 2007, 2006 and 2005.

	DAC	VOBA	Total

Balance, January 1, 2005	$8,991	$454	9,445

Capitalized additions	4,121	20	4,141
Amortization	(2,751)	(10)	(2,761)
Unrealized investment gains (losses)	9	12	21

Balance, December 31, 2005	10,370	476	10,846

Capitalized additions	3,504	—	3,504
Amortization	(2,875)	(70)	(2,945)
Unrealized investment gains (losses)	809	(76)	733

Balance, December 31, 2006	11,808	330	12,138

Capitalized additions	3,679	—	3,679
Amortization	(2,873)	(136)	(3,009)
Unrealized investment gains (losses)	86	118	204

Balance, December 31, 2007	$12,700	$312	$13,012

The estimated future amortization expense for VOBA for the next five years is as follows.

Year Ended December 31,	Amount

2008	$35
2009	35
2010	35
2011	35
2012	35

22

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

9.	Stockholder’s Equity, Dividend Restrictions and Other Matters

At December 31, 2007 and 2006, the Company had 10,000 shares of $1,000 par value common stock authorized, 2,500 of which were issued and outstanding at both dates.

The Company’s net income and capital and surplus, as determined in accordance with statutory accounting principles and practices as prescribed by the National Association of Insurance Commissioners, for years ended December 31, 2007, 2006 and 2005 are as follows.

	Year Ended December 31, 2007

	2007	2006	2005

	(Unaudited)
Net income	$5,203	$8,295	$8,663
Capital and surplus	47,783	45,562	37,491

As an insurance company domiciled in the State of New York, the Company is required to maintain a minimum of $6,000 of capital and surplus. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company paid dividends in the amounts of $4,500, $0 and $27,000 during the years ended December 31, 2007, 2006 and 2005, respectively.

The maximum amount of dividends that can be paid to shareholders by insurance companies domiciled in the State of New York, without prior approval of the Insurance Commissioner, is subject to restrictions relating to statutory surplus and statutory adjusted net investment income. Unaudited statutory surplus and adjusted net investment income for the year ended December 31, 2007 were $45,283 and $30,044, respectively. The Company may pay up to $4,528 (unaudited) of dividends in 2008 without the approval of the Insurance Commissioner.

10.	Other Comprehensive Income

The following table presents the composition of other comprehensive income for the year ended December 31, 2007.

	Year Ended December 31, 2007

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Unrealized holding gains (losses) arising during the year	$3,196	$(1,119)	$2,077
Less: reclassification adjustment for gains (losses) realized in net income	(574)	201	(373)

Net unrealized gains (losses)	2,622	(918)	1,704
Reserve, DAC and VOBA adjustment	202	(70)	132

Other comprehensive income (loss)	$2,824	$(988)	$1,836

23

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The following table presents the composition of other comprehensive income for the year ended December 31, 2006.

	Year Ended December 31, 2006

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Unrealized holding gains (losses) arising during the year	$(848)	$297	$(551)
Less: reclassification adjustment for gains (losses) realized in net income	228	(80)	148

Net unrealized gains (losses)	(620)	217	(403)
Reserve, DAC and VOBA adjustment	768	(269)	499

Other comprehensive income (loss)	$148	$(52)	$96

The following table presents the composition of other comprehensive income for the year ended December 31, 2005.

	Year Ended December 31, 2005

	Before-tax Amount	Tax (Expense) Benefit	Net-of-tax Amount

Unrealized gains (losses) on available-for-sale securities:
Unrealized holding gains (losses) arising during the year	$(6,326)	$2,214	$(4,112)
Less: reclassification adjustment for gains (losses) realized in net income	(266)	93	(173)

Net unrealized gains (losses)	(6,592)	2,307	(4,285)
Reserve, DAC and VOBA adjustment	34	(12)	22

Other comprehensive income (loss)	$(6,558)	$2,295	$(4,263)

24

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

11.	Net Investment Income and Net Realized Gains (Losses) on Investments

The following table summarizes net investment income for the years ended December 31, 2007, 2006 and 2005.

	Year Ended December 31,
	2007	2006	2005

Investment income:
Fixed maturity and short-term investments	$22,396	$21,642	$22,919
Equity investments	—	—	(30)
Mortgage loans on real estate	5,661	5,862	5,296
Policy loans	933	744	730
Other	(148)	141	47

	28,842	28,389	28,962
Investment expenses	(1,194)	(623)	(648)

Net investment income	$27,648	$27,766	$28,314

The following table summarizes net realized gains (losses) on investments for the years ended December 31, 2007, 2006 and 2005.

	Year Ended December 31,
	2007	2006	2005

Net realized gains (losses):
Fixed maturity and short-term investments	$760	$(339)	$(1,211)
Equity investments	(47)	—	—
Mortgage loans on real estate	454	441	414
Other	(30)	(25)	(168)
Provision for mortgage impairments, net of recoveries	—	—	48

Net realized gains (losses) on investments	$1,137	$77	$(917)

12.	General Insurance Expenses

The following table summarizes the components of general insurance expenses for the years ended December 31, 2007, 2006 and 2005.

	Year Ended December 31,
	2007	2006	2005

Compensation	$4,382	$2,352	$2,975
Commissions	3,994	3,962	4,033
Premium and other taxes	90	403	100
Capitalization of DAC	(3,679)	(3,504)	(4,141)
Other	152	209	431

Total general insurance expense	$4,939	$3,422	$3,398

25

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

13.	Federal Income Taxes

The provision for income taxes is comprised of the following:

	Year Ended December 31,

	2007	2006	2005

Current	$3,690	$3,042	$(3,774)
Deferred	(1,303)	103	7,641

Total income tax provision	$2,387	$3,145	$3,867

The following table presents a reconciliation between the statutory federal income tax rate and the Company’s effective federal income tax rate from continuing operations for the years ended December 31, 2007, 2006 and 2005.

	Year Ended December 31,
	2007	2006	2005

Statutory federal income tax rate	35.0%	35.0%	35.0%
Income tax effect of:
State income taxes net of federal benefit	3.8	4.9	4.3
Provision for participating policies	2.4	(1.6)	—
Prior year tax adjustment	(13.2)
Other, net	0.4	(1.6)	6.8

Effective federal income tax rate from continuing operations	28.4%	36.7%	46.1%

Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities. The income tax effect of temporary differences, which give rise to the deferred tax assets and liabilities as of December 31, 2007 and 2006 are as follows.

	December 31,

	2007		2006

	Deferred Tax Asset	Deferred Tax Liability	Deferred Tax Asset	Deferred Tax Liability

Policyholder reserves	$10,959	$—	$14,405	$—
Deferred acquisition costs	—	1,019	—	927
Investment assets	—	7,109	—	6,802
Other	381	—	—	4,027

Total deferred taxes	$11,340	$8,128	$14,405	$11,756

Amounts presented for investment assets above include $(1,303) and $(75) related to the unrealized (gains) losses on the Company’s fixed maturity and equity investments, which are classified as available-for-sale at December 31, 2007 and 2006, respectively.

Prior to the merger of the Company and CLNY, the Company and GWL&A Financial, parent company of GWL&A, had entered into an income tax allocation agreement whereby GWL&A Financial files a consolidated federal income tax return on behalf of a group that includes the Company. Under the agreement, the Company is responsible for and will receive the benefits of any income tax liability or benefit computed on a separate income tax return basis. Prior to the merger of the Company and CLNY, CLNY filed its federal income tax return on a separate basis. The Company and CLNY filed their 2005 income tax returns on these bases. Beginning for its income tax year ended December 31, 2006, the Company files its federal income tax return on a separate basis.

26

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
Notes to Financial Statements
Years Ended December 31, 2007, 2006 and 2005
(Dollars in Thousands, Except Share Amounts)

The Company adopted the provisions of FIN 48 on January 1, 2007. As a result of the implementation of FIN 48, the Company did not recognize an increase in the liability for unrecognized tax benefits at January 1, 2007. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance, January 1, 2007	$—
Additions for tax positions in the current year	—
Additions for tax positions in prior years	166
Reductions for tax positions in prior years	—
Settlements	—

Balance, December 31, 2007	$166

There are no amounts included within unrecognized tax benefits of $166 at December 31, 2007 that, if recognized, would have an impact on our annual effective rate.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in current income tax expense. The Company had approximately $11 for the payment of interest and penalties at December 31, 2007.

The Company currently has tax years 2004, 2005 and 2006 still open to federal examination by the IRS. The Company is not currently under federal examination. The Company does not expect significant increases or decreases to the unrecognized tax benefits in 2008. Also, the Company does not expect significant increases or decreases relating to state and local audits.

Included in other liabilities at December 31, 2007 is a current income tax payable in the amount of $2,200 and included in other assets at December 31, 2006 is a current tax receivable of $651, related to the separate federal income tax returns and other state income tax receivables.

14.	Commitments and Contingencies

The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings are not expected to have a material adverse effect on the Company’s financial position or results of its operations.

The Company makes commitments to fund partnership interests and other investments in the normal course of its business. The amounts of these unfunded commitments at December 31, 2007 and 2006 were $9,061 and $0, respectively, all of which is due within one year from the dates indicated.

27

Variable Annuity -1 Series Account of First Great-West Life & Annuity Insurance Company

Financial Statements for the Years Ended December 31, 2007 and 2006
and Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Contract Owners of Variable Annuity -1 Series Account of First Great-West Life & Annuity Insurance Company

We have audited the accompanying statements of assets and liabilities of Variable Annuity -1 Series Account of First Great-West Life & Annuity Insurance Company (the “Series Account”) as of December 31, 2007, by investment division, and the related statements of operations for the year then ended, by investment division, the statements of changes in net assets for each of the two years in the period then ended, by investment division, and the financial highlights included in Note 5 for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Annuity -1 Series Account of First Great-West Life & Annuity Insurance Company as of December 31, 2007, by investment division, the results of its operations for the year then ended, by investment division, and the changes in its net assets for each of the two years in the period then ended, by investment division, and the financial highlights for each of the five years in the period then ended, by investment division, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP Denver, Colorado March 24, 2008

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	AIM V.I. CORE EQUITY FUND	AIM V.I. HIGH YIELD FUND	AIM V.I. INTERNATIONAL GROWTH FUND	AIM V.I. TECHNOLOGY FUND	ALGER AMERICAN GROWTH PORTFOLIO	ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

ASSETS:
Investments at market value (1)	$773,651	$126,677	$252,186	$335,146	$3,041,461	$1,166,592
Investment income due and accrued
Purchase payments receivable						179,626
Due from First Great West Life & Annuity Insurance Company	17,553	22,118			1,383

Total assets	791,204	148,795	252,186	335,146	3,042,844	1,346,218

LIABILITIES:
Redemptions payable		2	4,955
Due to First Great West Life & Annuity Insurance Company	91	15	29	39	357	137

Total liabilities	91	17	4,984	39	357	137

NET ASSETS	$791,113	$148,778	$247,202	$335,107	$3,042,487	$1,346,081

NET ASSETS REPRESENTED BY:
Accumulation units	$771,269	$115,518	$247,202	$335,107	$3,032,747	$1,346,081
Contracts in payout phase	19,844	33,260			9,740

NET ASSETS	$791,113	$148,778	$247,202	$335,107	$3,042,487	$1,346,081

ACCUMULATION UNITS OUTSTANDING	42,328	8,630	19,582	119,434	144,462	66,014

UNIT VALUE (ACCUMULATION)	$18.22	$13.39	$12.62	$2.81	$20.99	$20.39

(1) Cost of investments:	$601,025	$138,526	$254,708	$273,685	$2,683,565	$1,089,729
Shares of investments:	26,577	22,069	7,499	22,195	61,730	49,390

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	ALLIANCE- BERNSTEIN VPS GROWTH & INCOME PORTFOLIO	ALLIANCE- BERNSTEIN VPS GROWTH PORTFOLIO	ALLIANCE- BERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO	ALLIANCE- BERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO	ALLIANCE- BERNSTEIN VPS SMALL/MIDCAP VALUE PORTFOLIO	ALLIANCE- BERNSTEIN VPS UTILITY INCOME PORTFOLIO

ASSETS:
Investments at market value (1)	$185,555	$252,394	$1,741,175	$1,121,379	$137,335	$628,489
Investment income due and accrued
Purchase payments receivable		3,388	4,029			255,858
Due from First Great West Life & Annuity Insurance Company

Total assets	185,555	255,782	1,745,204	1,121,379	137,335	884,347

LIABILITIES:
Redemptions payable				3,516
Due to First Great West Life & Annuity Insurance Company	22	30	204	131	16	74

Total liabilities	22	30	204	3,647	16	74

NET ASSETS	$185,533	$255,752	$1,745,000	$1,117,732	$137,319	$884,273

NET ASSETS REPRESENTED BY:
Accumulation units	$185,533	$255,752	$1,745,000	$1,117,732	$137,319	$884,273
Contracts in payout phase

NET ASSETS	$185,533	$255,752	$1,745,000	$1,117,732	$137,319	$884,273

ACCUMULATION UNITS OUTSTANDING	15,981	23,022	97,034	94,425	13,007	39,377

UNIT VALUE (ACCUMULATION)	$11.61	$11.11	$17.98	$11.84	$10.56	$22.46

(1) Cost of investments:	$187,691	$257,111	$2,038,714	$1,130,336	$144,193	$607,375
Shares of investments:	6,919	11,017	69,955	44,605	8,027	21,140

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	AMERICAN CENTURY VP BALANCED FUND	AMERICAN CENTURY VP INTERNATIONAL FUND	AMERICAN CENTURY VP VALUE FUND	DELAWARE VIP GROWTH OPPORTUNITIES SERIES		DELAWARE VIP SMALL CAP VALUE SERIES	DREYFUS IP MIDCAP STOCK PORTFOLIO

ASSETS:
Investments at market value (1)	$622,678	$792,031	$1,337,708		$259,774	$547,797	$75,788
Investment income due and accrued
Purchase payments receivable
Due from First Great West Life & Annuity Insurance Company

Total assets	622,678	792,031	1,337,708		259,774	547,797	75,788

LIABILITIES:
Redemptions payable					259,743	5
Due to First Great West Life & Annuity Insurance Company	73	92	157		31	64	9

Total liabilities	73	92	157		259,774	69	9

NET ASSETS	$622,605	$791,939	$1,337,551		$0	$547,728	$75,779

NET ASSETS REPRESENTED BY:
Accumulation units	$622,605	$791,939	$1,337,551		$0	$547,728	$75,779
Contracts in payout phase

NET ASSETS	$622,605	$791,939	$1,337,551		$0	$547,728	$75,779

ACCUMULATION UNITS OUTSTANDING	45,869	37,924	90,561			33,036	5,023

UNIT VALUE (ACCUMULATION)	$13.57	$20.88	$14.77	$		$16.58	$15.09

(1) Cost of investments:	$608,931	$595,979	$1,475,865		$269,381	$617,926	$83,719
Shares of investments:	84,949	66,782	179,077		12,162	19,120	4,883

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2007

	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF DEVELOPING LEADERS PORTFOLIO	DREYFUS VIF GROWTH & INCOME PORTFOLIO	DWS BLUE CHIP VIP PORTFOLIO	DWS CAPITAL GROWTH VIP PORTFOLIO	DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO

ASSETS:
Investments at market value (1)	$587,653	$20,012	$176,797	$360,756	$347,831	$286,805
Investment income due and accrued			229
Purchase payments receivable
Due from First Great West Life & Annuity Insurance Company

Total assets	587,653	20,012	177,026	360,756	347,831	286,805

LIABILITIES:
Redemptions payable
Due to First Great West Life & Annuity Insurance Company	69	2	21	42	41	34

Total liabilities	69	2	21	42	41	34

NET ASSETS	$587,584	$20,010	$177,005	$360,714	$347,790	$286,771

NET ASSETS REPRESENTED BY:
Accumulation units	$587,584	$20,010	$177,005	$360,714	$347,790	$286,771
Contracts in payout phase

NET ASSETS	$587,584	$20,010	$177,005	$360,714	$347,790	$286,771

ACCUMULATION UNITS OUTSTANDING	49,357	1,637	14,974	32,617	31,358	23,203

UNIT VALUE (ACCUMULATION)	$11.90	$12.22	$11.82	$11.06	$11.09	$12.36

(1) Cost of investments:	$511,400	$25,394	$147,315	$370,751	$347,311	$293,645
Shares of investments:	13,100	619	6,952	24,625	17,042	19,917

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2007

	DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO	DWS GROWTH & INCOME VIP PORTFOLIO	DWS HEALTH CARE VIP PORTFOLIO	DWS LARGE CAP VALUE VIP PORTFOLIO	DWS SMALL CAP INDEX VIP PORTFOLIO	FEDERATED AMERICAN LEADERS FUND II

ASSETS:
Investments at market value (1)	$338,925	$167,859	$42,442	$121,965	$453,083	$472,672
Investment income due and accrued
Purchase payments receivable				13,329	38
Due from First Great West Life & Annuity Insurance Company		1,258				39,470

Total assets	338,925	169,117	42,442	135,294	453,121	512,142

LIABILITIES:
Redemptions payable	2,326
Due to First Great West Life & Annuity Insurance Company	40	20	5	14	53	55

Total liabilities	2,366	20	5	14	53	55

NET ASSETS	$336,559	$169,097	$42,437	$135,280	$453,068	$512,087

NET ASSETS REPRESENTED BY:
Accumulation units	$336,559	$160,237	$42,437	$135,280	$453,068	$467,467
Contracts in payout phase		8,860				44,620

NET ASSETS	$336,559	$169,097	$42,437	$135,280	$453,068	$512,087

ACCUMULATION UNITS OUTSTANDING	31,088	16,090	3,534	10,064	25,786	28,614

UNIT VALUE (ACCUMULATION)	$10.83	$9.96	$12.01	$13.44	$17.57	$16.34

(1) Cost of investments:	$349,837	$129,910	$41,067	$114,090	$457,775	$521,478
Shares of investments:	16,845	15,528	2,891	6,349	30,801	27,593

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2007

	FEDERATED CAPITAL INCOME FUND II	FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II	FRANKLIN SMALL CAP VALUE SECURITIES FUND	JANUS ASPEN BALANCED PORTFOLIO INSTITUTIONAL SHARES	JANUS ASPEN BALANCED PORTFOLIO SERVICE SHARES	JANUS ASPEN FLEXIBLE BOND PORTFOLIO INSTITUTIONAL SHARES

ASSETS:
Investments at market value (1)	$99,453	$2,050,485	$168,090	$1,180,430	$152,558	$1,146,657
Investment income due and accrued
Purchase payments receivable
Due from First Great West Life & Annuity Insurance Company

Total assets	99,453	2,050,485	168,090	1,180,430	152,558	1,146,657

LIABILITIES:
Redemptions payable		418				421
Due to First Great West Life & Annuity Insurance Company	12	237	20	137	18	133

Total liabilities	12	655	20	137	18	554

NET ASSETS	$99,441	$2,049,830	$168,070	$1,180,293	$152,540	$1,146,103

NET ASSETS REPRESENTED BY:
Accumulation units	$99,441	$2,049,830	$168,070	$1,180,293	$152,540	$1,146,103
Contracts in payout phase

NET ASSETS	$99,441	$2,049,830	$168,070	$1,180,293	$152,540	$1,146,103

ACCUMULATION UNITS OUTSTANDING	7,654	126,358	17,044	81,724	14,639	77,411

UNIT VALUE (ACCUMULATION)	$12.99	$16.22	$9.86	$14.44	$10.42	$14.81

(1) Cost of investments:	$90,438	$2,016,505	$175,482	$1,021,068	$147,350	$1,161,069
Shares of investments:	10,338	177,839	9,830	39,282	4,909	100,057

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2007

	JANUS ASPEN FLEXIBLE BOND PORTFOLIO SERVICE SHARES	JANUS ASPEN GROWTH & INCOME PORTFOLIO INSTITUTIONAL SHARES	JANUS ASPEN GROWTH & INCOME PORTFOLIO SERVICE SHARES	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO INSTITUTIONAL SHARES	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERVICE SHARES	JANUS ASPEN LARGE CAP GROWTH PORTFOLIO

ASSETS:
Investments at market value (1)	$302,193	$761,837	$488,740	$1,589,290	$1,240,614	$657,224
Investment income due and accrued
Purchase payments receivable					270,756
Due from First Great West Life & Annuity Insurance Company						1,266

Total assets	302,193	761,837	488,740	1,589,290	1,511,370	658,490

LIABILITIES:
Redemptions payable			1,015	93
Due to First Great West Life & Annuity Insurance Company	35	89	57	184	144	77

Total liabilities	35	89	1,072	277	144	77

NET ASSETS	$302,158	$761,748	$487,668	$1,589,013	$1,511,226	$658,413

NET ASSETS REPRESENTED BY:
Accumulation units	$302,158	$761,748	$487,668	$1,589,013	$1,511,226	$649,503
Contracts in payout phase						8,910

NET ASSETS	$302,158	$761,748	$487,668	$1,589,013	$1,511,226	$658,413

ACCUMULATION UNITS OUTSTANDING	29,005	48,632	47,753	51,901	127,000	37,094

UNIT VALUE (ACCUMULATION)	$10.42	$15.66	$10.21	$30.62	$11.90	17.51

(1) Cost of investments:	$297,123	$710,297	$493,814	$1,199,079	$1,202,304	$530,827
Shares of investments:	24,913	38,303	24,437	24,335	19,231	24,876

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2007

	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	LVIP BARON GROWTH OPPORTUNITIES PORTFOLIO	NEUBERGER BERMAN AMT REGENCY PORTFOLIO	NVIT MID CAP INDEX FUND	OPPENHEIMER GLOBAL SECURITIES FUND/VA	PIMCO VIT HIGH YIELD PORTFOLIO

ASSETS:
Investments at market value (1)	$872,735	$1,327,674	$45,052	$461,286	$1,600,988	$1,027,850
Investment income due and accrued						6,030
Purchase payments receivable		2,872
Due from First Great West Life & Annuity Insurance Company

Total assets	872,735	1,330,546	45,052	461,286	1,600,988	1,033,880

LIABILITIES:
Redemptions payable					86
Due to First Great West Life & Annuity Insurance Company	102	156	5	54	188	120

Total liabilities	102	156	5	54	274	120

NET ASSETS	$872,633	$1,330,390	$45,047	$461,232	$1,600,714	$1,033,760

NET ASSETS REPRESENTED BY:
Accumulation units	$872,633	$1,330,390	$45,047	$461,232	$1,600,714	$1,033,760
Contracts in payout phase

NET ASSETS	$872,633	$1,330,390	$45,047	$461,232	$1,600,714	$1,033,760

ACCUMULATION UNITS OUTSTANDING	48,084	65,797	4,315	26,844	78,225	78,400

UNIT VALUE (ACCUMULATION)	$18.15	$20.22	$10.44	$17.18	$20.46	13.19

(1) Cost of investments:	$592,307	$1,259,659	$48,960	$447,156	$1,505,420	$1,031,710
Shares of investments:	24,702	44,339	2,594	24,138	43,743	127,683

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2007

	PIMCO VIT LOW DURATION BOND PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	PIONEER FUND VCT PORTFOLIO	PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO	PIONEER MID CAP VALUE VCT PORTFOLIO	PIONEER SMALL CAP VALUE VCT PORTFOLIO

ASSETS:
Investments at market value (1)	$1,594,130	$2,472,201	$263,079	$425,542	$73,890	$329,653
Investment income due and accrued	5,948	9,404
Purchase payments receivable
Due from First Great West Life & Annuity Insurance Company

Total assets	1,600,078	2,481,605	263,079	425,542	73,890	329,653

LIABILITIES:
Redemptions payable				179,628	2,673
Due to First Great West Life & Annuity Insurance Company	186	287	31	50	9	39

Total liabilities	186	287	31	179,678	2,682	39

NET ASSETS	$1,599,892	$2,481,318	$263,048	$245,864	$71,208	$329,614

NET ASSETS REPRESENTED BY:
Accumulation units	$1,599,892	$2,481,318	$263,048	$245,864	$71,208	$329,614
Contracts in payout phase

NET ASSETS	$1,599,892	$2,481,318	$263,048	$245,864	$71,208	$329,614

ACCUMULATION UNITS OUTSTANDING	145,251	222,136	17,912	17,434	6,416	19,333

UNIT VALUE (ACCUMULATION)	$11.01	$11.17	$14.69	$14.10	$11.10	17.05

(1) Cost of investments:	$1,568,060	$2,385,072	$250,201	$486,890	$76,950	$434,111
Shares of investments:	154,770	235,672	10,229	18,964	3,863	25,417

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2007

	PRUDENTIAL SERIES FUND EQUITY PORTFOLIO	SCHWAB MARKETTRACK GROWTH PORTFOLIO II	SCHWAB MONEY MARKET PORTFOLIO	SCHWAB S&P 500 INDEX PORTFOLIO	THIRD AVENUE VALUE PORTFOLIO	UNIVERSAL INSTITUTIONAL FUND U.S. REAL ESTATE PORTFOLIO

ASSETS:
Investments at market value (1)	$429,562	$952,253	$8,168,593	$6,641,455	$1,126,958	$1,266,764
Investment income due and accrued			42,646
Purchase payments receivable		100	41,640	32		3,789
Due from First Great West Life & Annuity Insurance Company		1,742		5,644

Total assets	429,562	954,095	8,252,879	6,647,131	1,126,958	1,270,553

LIABILITIES:
Redemptions payable	266,299
Due to First Great West Life & Annuity Insurance Company	50	111	954	779	132	148

Total liabilities	266,349	111	954	779	132	148

NET ASSETS	$163,213	$953,984	$8,251,925	$6,646,352	$1,126,826	$1,270,405

NET ASSETS REPRESENTED BY:
Accumulation units	$163,213	$941,722	$8,251,925	$6,606,613	$1,126,826	$1,270,405
Contracts in payout phase		12,262		39,739

NET ASSETS	$163,213	$953,984	$8,251,925	$6,646,352	$1,126,826	$1,270,405

ACCUMULATION UNITS OUTSTANDING	12,959	49,464	624,140	360,530	115,766	43,380

UNIT VALUE (ACCUMULATION)	$12.59	$19.04	$13.22	$18.32	$9.73	29.29

(1) Cost of investments:	$396,713	$894,841	$8,168,593	$5,443,221	$1,327,093	$1,537,912
Shares of investments:	14,425	53,618	8,168,593	310,784	43,478	57,450

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2007

	VAN KAMPEN LIT COMSTOCK	VAN KAMPEN LIT GROWTH & INCOME	WELLS FARGO ADVANTAGE VT MULTI CAP VALUE FUND	WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND	TOTAL VARIABLE ANNUITY-1 SERIES ACCOUNT

					(Memoranda Only)

ASSETS:
Investments at market value (1)	$235,871	$391,479	$245,351	$111,243	$56,675,796
Investment income due and accrued					64,257
Purchase payments receivable					775,457
Due from First Great West Life & Annuity Insurance Company			1,913		92,347

Total assets	235,871	391,479	247,264	111,243	57,607,857

LIABILITIES:
Redemptions payable			3		721,183
Due to First Great West Life & Annuity Insurance Company	28	46	29	13	6,627

Total liabilities	28	46	32	13	727,810

NET ASSETS	$235,843	$391,433	$247,232	$111,230	$56,880,047

NET ASSETS REPRESENTED BY:
Accumulation units	$235,843	$391,433	$233,765	$111,230	$56,689,345
Contracts in payout phase			13,467		190,702

NET ASSETS	$235,843	$391,433	$247,232	$111,230	$56,880,047

ACCUMULATION UNITS OUTSTANDING	19,849	30,258	15,512	10,106

UNIT VALUE (ACCUMULATION)	$11.88	$12.94	$15.07	$11.01

(1) Cost of investments:	$255,341	$389,972	$254,421	$114,354	$54,282,745
Shares of investments:	17,018	18,328	22,144	5,050

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	AIM V.I. CORE EQUITY FUND	AIM V.I. HIGH YIELD FUND	AIM V.I. INTERNATIONAL GROWTH FUND	AIM V.I. TECHNOLOGY FUND		ALGER AMERICAN GROWTH PORTFOLIO	ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

INVESTMENT INCOME:
Dividends	$8,661	$9,381	$1,022	$		$5,858	$

EXPENSES:
Mortality and expense risk	6,982	1,378	1,925		3,148	17,871		6,437

NET INVESTMENT INCOME (LOSS)	1,679	8,003	(903)		(3,148)	(12,013)		(6,437)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	34,523	(2,821)	61,440		35,134	20,370		44,621
Realized gain distributions								75,958

Net realized gain (loss)	34,523	(2,821)	61,440		35,134	20,370		120,579

Change in net unrealized appreciation (depreciation) on investments	23,028	(4,471)	(41,046)		(4,987)	327,762		74,958

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$59,230	$711	$19,491		$26,999	$336,119		$189,100

INVESTMENT INCOME RATIO (2007)	1.05%	5.79%	0.46%			0.28%

INVESTMENT INCOME RATIO (2006)	1.68%	7.89%	1.33%			0.13%

INVESTMENT INCOME RATIO (2005)	0.36%	7.15%				0.23%

INVESTMENT INCOME RATIO (2004)	0.81%	15.18%

INVESTMENT INCOME RATIO (2003)	1.08%	5.46%

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2007

	ALLIANCE- BERNSTEIN VPS GROWTH & INCOME PORTFOLIO	ALLIANCE- BERNSTEIN VPS GROWTH PORTFOLIO		ALLIANCE- BERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO	ALLIANCE- BERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO	ALLIANCE- BERNSTEIN VPS SMALL/MIDCAP VALUE PORTFOLIO	ALLIANCE- BERNSTEIN VPS UTILITY INCOME PORTFOLIO

INVESTMENT INCOME:
Dividends	$2,147	$		$30,399	$15,017	$4,727	$23,338

EXPENSES:
Mortality and expense risk	1,389		1,549	13,818	9,028	2,059	5,310

NET INVESTMENT INCOME (LOSS)	758		(1,549)	16,581	5,989	2,668	18,028

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(1,518)		20,211	56,932	56,063	(3,101)	127,536
Realized gain distributions	7,292			544,076	49,663	34,958	784

Net realized gain	5,774		20,211	601,008	105,726	31,857	128,320

Change in net unrealized appreciation (depreciation) on investments	(2,263)		(6,082)	(380,384)	(63,672)	(17,126)	(39,235)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,269		$12,580	$237,205	$48,043	$17,399	$107,113

INVESTMENT INCOME RATIO (2007)	1.31%			1.87%	1.41%	1.94%	3.74%

INVESTMENT INCOME RATIO (2006)				0.94%	0.03%		1.19%

INVESTMENT INCOME RATIO (2005)							1.74%

INVESTMENT INCOME RATIO (2004)							2.10%

INVESTMENT INCOME RATIO (2003)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2007

	AMERICAN CENTURY VP BALANCED FUND	AMERICAN CENTURY VP INTERNATIONAL FUND	AMERICAN CENTURY VP VALUE FUND	DELAWARE VIP GROWTH OPPORTUNITIES SERIES		DELAWARE VIP SMALL CAP VALUE SERIES	DREYFUS IP MIDCAP STOCK PORTFOLIO

INVESTMENT INCOME:
Dividends	$11,652	$5,458	$20,728	$		$5,127	$353

EXPENSES:
Mortality and expense risk	5,731	6,602	12,461		1,573	7,710	700

NET INVESTMENT INCOME (LOSS)	5,921	(1,144)	8,267		(1,573)	(2,583)	(347)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	2,203	19,116	16,363		4,943	(31,116)	(1,688)
Realized gain distributions	28,369		107,489			81,452	10,024

Net realized gain	30,572	19,116	123,852		4,943	50,336	8,336

Change in net unrealized appreciation (depreciation) on investments	(11,972)	102,940	(213,544)		(9,607)	(94,635)	(6,862)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,521	$120,912	$(81,425)		$(6,237)	$(46,882)	$1,127

INVESTMENT INCOME RATIO (2007)	1.73%	0.70%	1.41%			0.57%	0.43%

INVESTMENT INCOME RATIO (2006)	1.72%	1.51%	1.07%			0.16%	0.41%

INVESTMENT INCOME RATIO (2005)	1.56%	1.21%	1.14%			0.28%	0.04%

INVESTMENT INCOME RATIO (2004)	1.02%	0.52%	0.74%			0.31%	0.48%

INVESTMENT INCOME RATIO (2003)		0.46%					0.84%

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	DREYFUS VIF APPRECIATION PORTFOLIO	DREYFUS VIF DEVELOPING LEADERS PORTFOLIO	DREYFUS VIF GROWTH & INCOME PORTFOLIO	DWS BLUE CHIP VIP PORTFOLIO	DWS CAPITAL GROWTH VIP PORTFOLIO	DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO

INVESTMENT INCOME:
Dividends	$11,848	$209	$1,380	$5,618	$1,294	$3,683

EXPENSES:
Mortality and expense risk	6,766	237	1,547	3,951	2,527	2,554

NET INVESTMENT INCOME (LOSS)	5,082	(28)	(167)	1,667	(1,233)	1,129

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	89,074	(1,473)	9,578	(39,323)	55,251	1,711
Realized gain distributions		3,661	8,151	59,590		2,134

Net realized gain	89,074	2,188	17,729	20,267	55,251	3,845

Change in net unrealized appreciation (depreciation) on investments	(43,768)	(5,526)	(3,964)	(23,149)	(34,838)	(16,954)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,388	$(3,366)	$13,598	$(1,215)	$19,180	$(11,980)

INVESTMENT INCOME RATIO (2007)	1.49%	0.75%	0.76%	1.21%	0.43%	1.23%

INVESTMENT INCOME RATIO (2006)	1.10%	0.44%	0.80%		0.62%	0.81%

INVESTMENT INCOME RATIO (2005)	0.02%		1.37%		1.01%

INVESTMENT INCOME RATIO (2004)	2.01%	0.20%	1.31%		0.54%

INVESTMENT INCOME RATIO (2003)	1.15%	0.05%	0.71%		0.41%

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO	DWS GROWTH & INCOME VIP PORTFOLIO	DWS HEALTH CARE VIP PORTFOLIO		DWS LARGE CAP VALUE VIP PORTFOLIO	DWS SMALL CAP INDEX VIP PORTFOLIO	FEDERATED AMERICAN LEADERS FUND II

INVESTMENT INCOME:
Dividends	$2,508	$2,740	$		$523	$4,057	$16,137

EXPENSES:
Mortality and expense risk	2,798	1,773		165	651	3,967	7,737

NET INVESTMENT INCOME (LOSS)	(290)	967		(165)	(128)	90	8,400

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(5,928)	42,845		10	244	88,034	161,195
Realized gain distributions	36,255	3,022		1,122	1,087	29,732	120,226

Net realized gain	30,327	45,867		1,132	1,331	117,766	281,421

Change in net unrealized appreciation (depreciation) on investments	(25,074)	(42,519)		1,167	5,910	(135,907)	(346,523)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,963	$4,315		$2,134	$7,113	$(18,051)	$(56,702)

INVESTMENT INCOME RATIO (2007)	0.76%	1.32%			0.68%	0.87%	1.78%

INVESTMENT INCOME RATIO (2006)		1.01%			1.06%	0.69%	1.54%

INVESTMENT INCOME RATIO (2005)		1.31%				0.64%	1.56%

INVESTMENT INCOME RATIO (2004)		0.75%				0.40%	1.35%

INVESTMENT INCOME RATIO (2003)		0.59%				0.93%	1.55%

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	FEDERATED CAPITAL INCOME FUND II	FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II	FRANKLIN SMALL CAP VALUE SECURITIES FUND	JANUS ASPEN BALANCED PORTFOLIO INSTITUTIONAL SHARES	JANUS ASPEN BALANCED PORTFOLIO SERVICE SHARES	JANUS ASPEN FLEXIBLE BOND PORTFOLIO INSTITUTIONAL SHARES

INVESTMENT INCOME:
Dividends	$6,423	$80,956	$206	$30,440	$1,500	$60,728

EXPENSES:
Mortality and expense risk	986	16,729	395	10,264	432	11,899

NET INVESTMENT INCOME (LOSS)	5,437	64,227	(189)	20,176	1,068	48,829

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	3,802	(14,605)	(19)	28,078	16	(50,046)
Realized gain distributions			2,111

Net realized gain (loss)	3,802	(14,605)	2,092	28,078	16	(50,046)

Change in net unrealized appreciation (depreciation) on investments	(5,137)	55,223	(7,392)	63,860	5,208	81,497

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,102	$104,845	$(5,489)	$112,114	$6,292	$80,280

INVESTMENT INCOME RATIO (2007)	5.54%	4.11%	0.36%	2.52%	1.36%	4.34%

INVESTMENT INCOME RATIO (2006)	5.74%	4.26%		2.69%		4.87%

INVESTMENT INCOME RATIO (2005)	5.43%	4.20%		2.31%		4.82%

INVESTMENT INCOME RATIO (2004)	4.95%	4.55%		4.37%		5.66%

INVESTMENT INCOME RATIO (2003)	4.03%	3.43%		1.51%		4.51%

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	JANUS ASPEN FLEXIBLE BOND PORTFOLIO SERVICE SHARES	JANUS ASPEN GROWTH & INCOME PORTFOLIO INSTITUTIONAL SHARES	JANUS ASPEN GROWTH & INCOME PORTFOLIO SERVICE SHARES	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO INSTITUTIONAL SHARES	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERVICE SHARES	JANUS ASPEN LARGE CAP GROWTH PORTFOLIO

INVESTMENT INCOME:
Dividends	$7,619	$21,066	$3,625	$10,910	$2,059	$4,798

EXPENSES:
Mortality and expense risk	1,067	8,949	1,304	14,117	3,198	5,846

NET INVESTMENT INCOME (LOSS)	6,552	12,117	2,321	(3,207)	(1,139)	(1,048)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	1,158	73,012	(182)	390,882	3,056	15,910
Realized gain distributions

Net realized gain (loss)	1,158	73,012	(182)	390,882	3,056	15,910

Change in net unrealized appreciation (depreciation) on investments	5,070	7,362	(5,074)	41,495	38,310	76,070

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,780	$92,491	$(2,935)	$429,170	$40,227	$90,932

INVESTMENT INCOME RATIO (2007)	4.02%	2.00%	1.54%	0.66%	0.36%	0.70%

INVESTMENT INCOME RATIO (2006)		1.85%		1.96%		0.46%

INVESTMENT INCOME RATIO (2005)		0.71%		1.32%		0.30%

INVESTMENT INCOME RATIO (2004)		0.87%		0.78%		0.14%

INVESTMENT INCOME RATIO (2003)		0.14%		0.98%		0.08%

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO	LVIP BARON GROWTH OPPORTUNITIES PORTFOLIO		NEUBERGER BERMAN AMT REGENCY PORTFOLIO	NVIT MID CAP INDEX FUND	OPPENHEIMER GLOBAL SECURITIES FUND/VA	PIMCO VIT HIGH YIELD PORTFOLIO

INVESTMENT INCOME:
Dividends	$7,495	$		$178	$6,096	$22,745	$79,561

EXPENSES:
Mortality and expense risk	9,129		11,032	319	4,397	15,453	9,703

NET INVESTMENT INCOME (LOSS)	(1,634)		(11,032)	(141)	1,699	7,292	69,858

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	181,567		106,300	360	40,010	90,031	8,866
Realized gain distributions			136,028	1,154	14,148	82,678

Net realized gain	181,567		242,328	1,514	54,158	172,709	8,866

Change in net unrealized appreciation (depreciation) on investments	(63,950)		(202,160)	(4,606)	(20,084)	(80,822)	(43,853)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$115,983		$29,136	$(3,233)	$35,773	$99,179	$34,871

INVESTMENT INCOME RATIO (2007)	0.70%			0.47%	1.18%	1.25%	6.95%

INVESTMENT INCOME RATIO (2006)	1.72%			0.39%	1.00%	1.17%	6.87%

INVESTMENT INCOME RATIO (2005)	1.27%				0.73%	0.83%	6.52%

INVESTMENT INCOME RATIO (2004)	1.01%				0.35%	0.93%	6.41%

INVESTMENT INCOME RATIO (2003)	1.05%				0.28%		3.62%

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	PIMCO VIT LOW DURATION BOND PORTFOLIO	PIMCO VIT TOTAL RETURN PORTFOLIO	PIONEER FUND VCT PORTFOLIO	PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO		PIONEER MID CAP VALUE VCT PORTFOLIO	PIONEER SMALL CAP VALUE VCT PORTFOLIO

INVESTMENT INCOME:
Dividends	$71,510	$99,616	$3,147	$		$134	$2,449

EXPENSES:
Mortality and expense risk	12,722	17,515	2,156		3,693	677	2,913

NET INVESTMENT INCOME (LOSS)	58,788	82,101	991		(3,693)	(543)	(464)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	(7,626)	(17,057)	2,918		68,476	(25,329)	(21,333)
Realized gain distributions					39,255	2,379	80,210

Net realized gain (loss)	(7,626)	(17,057)	2,918		107,731	(22,950)	58,877

Change in net unrealized appreciation (depreciation) on investments	43,994	105,241	6,439		(146,207)	(3,234)	(85,020)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$95,156	$170,285	$10,348		$(42,169)	$(26,727)	$(26,607)

INVESTMENT INCOME RATIO (2007)	4.76%	4.82%	1.24%			0.13%	0.71%

INVESTMENT INCOME RATIO (2006)	4.18%	4.45%	1.78%				0.90%

INVESTMENT INCOME RATIO (2005)	2.80%	2.03%	1.35%				0.59%

INVESTMENT INCOME RATIO (2004)	1.33%		0.76%

INVESTMENT INCOME RATIO (2003)	0.69%		0.61%				1.08%

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	PRUDENTIAL SERIES FUND EQUITY PORTFOLIO	SCHWAB MARKETTRACK GROWTH PORTFOLIO II	SCHWAB MONEY MARKET PORTFOLIO	SCHWAB S&P 500 INDEX PORTFOLIO	THIRD AVENUE VALUE PORTFOLIO	UNIVERSAL INSTITUTIONAL FUND U.S. REAL ESTATE PORTFOLIO

INVESTMENT INCOME:
Dividends	$2,442	$23,018	$327,637	$101,649	$28,687	$19,377

EXPENSES:
Mortality and expense risk	5,741	12,082	60,299	52,270	8,579	15,629

NET INVESTMENT INCOME (LOSS)	(3,299)	10,936	267,338	49,379	20,108	3,748

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on sale of fund shares	53,488	400,276		271,470	(13,596)	406,807
Realized gain distributions	289	21,955			82,677	151,324

Net realized gain	53,777	422,231		271,470	69,081	558,131

Change in net unrealized appreciation (depreciation) on investments	19,539	(329,713)		(78,981)	(207,990)	(864,605)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$70,017	$103,454	$267,338	$241,868	$(118,801)	$(302,726)

INVESTMENT INCOME RATIO (2007)	0.36%	1.62%	4.60%	1.65%	2.83%	1.06%

INVESTMENT INCOME RATIO (2006)	0.96%	1.43%	4.49%	1.40%	0.46%	0.95%

INVESTMENT INCOME RATIO (2005)	0.75%	1.31%	2.75%	1.75%		1.23%

INVESTMENT INCOME RATIO (2004)	1.17%	1.25%	0.93%	1.09%		1.55%

INVESTMENT INCOME RATIO (2003)	0.21%	1.27%	0.73%	1.28%

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2007

	VAN KAMPEN LIT COMSTOCK	VAN KAMPEN LIT GROWTH & INCOME	WELLS FARGO ADVANTAGE VT MULTI CAP VALUE FUND	WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND	TOTAL VARIABLE ANNUITY-1 SERIES ACCOUNT

					(Memoranda Only)
INVESTMENT INCOME:
Dividends	$10,664	$5,575	$58	$568	$1,236,801

EXPENSES:
Mortality and expense risk	4,049	2,723	2,445	797	469,853

NET INVESTMENT INCOME	6,615	2,852	(2,387)	(229)	766,948

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain on sale of fund shares	42,238	11,356	19,972	1,319	2,932,004
Realized gain distributions	13,101	13,035	48,800	13,207	1,907,396

Net realized gain	55,339	24,391	68,772	14,526	4,839,400

Change in net unrealized on investments	(48,941)	(12,378)	(69,060)	(10,244)	(2,778,486)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,013	$14,865	$(2,675)	$4,053	$2,827,862

INVESTMENT INCOME RATIO (2007)	2.24%	1.74%	0.02%	0.61%

INVESTMENT INCOME RATIO (2006)	0.63%	1.17%

INVESTMENT INCOME RATIO (2005)			0.39%

INVESTMENT INCOME RATIO (2004)

INVESTMENT INCOME RATIO (2003)			0.10%

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	AIM V.I. CORE EQUITY FUND		AIM V.I. HIGH YIELD FUND		AIM V.I. INTERNATIONAL GROWTH FUND

	2007	2006	2007	2006	2007	2006

						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,679	$6,781	$8,003	$13,961	$(903)	$4,732
Net realized gain (loss)	34,523	21,235	(2,821)	(2,238)	61,440	42
Change in net unrealized appreciation (depreciation) on investments	23,028	93,135	(4,471)	6,447	(41,046)	38,524

Increase in net assets resulting from operations	59,230	121,151	711	18,170	19,491	43,298

CONTRACT TRANSACTIONS:
Purchase payments		799			9,999
Redemptions	(123,470)	(102,426)	(25,354)	(41,573)	(50)	(24)
Transfers, net	(23,400)	(94,773)	(36,587)	(13,971)	(378,718)	553,213
Contract maintenance charges	(102)	(142)	(53)	(67)	(7)
Adjustments to net assets allocated to contracts in payout phase	6,680	336	6,072	(915)

Increase (decrease) in net assets resulting from contract transactions	(140,292)	(196,206)	(55,922)	(56,526)	(368,776)	553,189

Total increase (decrease) in net assets	(81,062)	(75,055)	(55,211)	(38,356)	(349,285)	596,487

NET ASSETS:
Beginning of period	872,175	947,230	203,989	242,345	596,487	0

End of period	$791,113	$872,175	$148,778	$203,989	$247,202	$596,487

CHANGES IN UNITS OUTSTANDING:
Units issued	164	1,497	(287)	315	52,624	53,749
Units redeemed	(8,219)	(14,248)	(4,633)	(4,465)	(86,789)	(2)

Net increase (decrease)	(8,055)	(12,751)	(4,920)	(4,150)	(34,165)	53,747

(1)          The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	AIM V.I. TECHNOLOGY FUND		ALGER AMERICAN GROWTH PORTFOLIO		ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(3,148)	$(3,372)	$(12,013)	$(10,930)	$(6,437)	$(1,965)
Net realized gain (loss)	35,134	21,524	20,370	(6,066)	120,579	59,194
Change in net unrealized appreciation on investments	(4,987)	15,090	327,762	81,747	74,958	(36,568)

Increase in net assets resulting from operations	26,999	33,242	336,119	64,751	189,100	20,661

CONTRACT TRANSACTIONS:
Purchase payments			37,350	3,000	37,131	2,819
Redemptions	(62,647)	(30,899)	(50,771)	(90,543)	(2,990)	(18,650)
Transfers, net	(1,531)	(53,012)	1,122,973	118,591	852,336	34,291
Contract maintenance charges	(59)		(165)	(209)	(35)
Adjustments to net assets allocated to contracts in payout phase			1,383

Increase (decrease) in net assets resulting from contract transactions	(64,237)	(83,911)	1,110,770	30,839	886,442	18,460

Total increase (decrease) in net assets	(37,238)	(50,669)	1,446,889	95,590	1,075,542	39,121

NET ASSETS:
Beginning of period	372,345	423,014	1,595,598	1,500,008	270,539	231,418

End of period	$335,107	$372,345	$3,042,487	$1,595,598	$1,346,081	$270,539

CHANGES IN UNITS OUTSTANDING:
Units issued	21,268	6,626	65,944	12,604	73,890	6,076
Units redeemed	(43,552)	(41,281)	(11,874)	(10,809)	(25,183)	(4,938)

Net increase (decrease)	(22,284)	(34,655)	54,070	1,795	48,707	1,138

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	ALLIANCE-BERNSTEIN VPS GROWTH & INCOME PORTFOLIO		ALLIANCE-BERNSTEIN VPS GROWTH PORTFOLIO		ALLIANCE-BERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO

	2007	2006	2007	2006	2007	2006

		(1)		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$758	$(6)	$(1,549)	$(60)	$16,581	$839
Net realized gain (loss)	5,774		20,211	(1)	601,008	124,923
Change in net unrealized appreciation (depreciation) on investments	(2,263)	127	(6,082)	1,365	(380,384)	53,504

Increase in net assets resulting from operations	4,269	121	12,580	1,304	237,205	179,266

CONTRACT TRANSACTIONS:
Purchase payments					16,510	800
Redemptions	(85,327)				(58,568)	(18,685)
Transfers, net	237,836	28,634	212,130	29,738	247,822	562,341
Contract maintenance charges					(58)	(38)
Adjustments to net assets allocated to contracts in payout phase

Increase in net assets resulting from contract transactions	152,509	28,634	212,130	29,738	205,706	544,418

Total increase in net assets	156,778	28,755	224,710	31,042	442,911	723,684

NET ASSETS:
Beginning of period	28,755	0	31,042	0	1,302,089	578,405

End of period	$185,533	$28,755	$255,752	$31,042	$1,745,000	$1,302,089

CHANGES IN UNITS OUTSTANDING:
Units issued	22,340	2,582	54,534	3,132	65,200	327,578
Units redeemed	(8,941)		(34,644)		(52,974)	(290,225)

Net increase	13,399	2,582	19,890	3,132	12,226	37,353

(1)	The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.		(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	ALLIANCE-BERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO		ALLIANCE-BERNSTEIN VPS SMALL/MIDCAP VALUE PORTFOLIO		ALLIANCE-BERNSTEIN VPS UTILITY INCOME PORTFOLIO

	2007	2006	2007	2006	2007	2006

		(1)		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$5,989	$(1,055)	$2,668	$(320)	$18,028	$1,459
Net realized gain	105,726	60	31,857	55	128,320	28,213
Change in net unrealized appreciation (depreciation) on investments	(63,672)	54,715	(17,126)	10,268	(39,235)	65,826

Increase in net assets resulting from operations	48,043	53,720	17,399	10,003	107,113	95,498

CONTRACT TRANSACTIONS:
Purchase payments	25,413		1,388
Redemptions	(3,779)		(107)	(595)	(5,887)	(8,926)
Transfers, net	361,902	632,497	14,164	95,082	(17,608)	463,647
Contract maintenance charges	(64)		(2)	(13)	(26)	(17)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	383,472	632,497	15,443	94,474	(23,521)	454,704

Total increase in net assets	431,515	686,217	32,842	104,477	83,592	550,202

NET ASSETS:
Beginning of period	686,217	0	104,477	0	800,681	250,479

End of period	$1,117,732	$686,217	$137,319	$104,477	$884,273	$800,681

CHANGES IN UNITS OUTSTANDING:
Units issued	81,985	61,952	56,240	10,041	41,547	60,526
Units redeemed	(48,398)	(1,114)	(53,213)	(61)	(45,426)	(33,865)

Net increase (decrease)	33,587	60,838	3,027	9,980	(3,879)	26,661

(1)	The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.		(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	AMERICAN CENTURY VP BALANCED FUND		AMERICAN CENTURY VP INTERNATIONAL FUND		AMERICAN CENTURY VP VALUE FUND

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$5,921	$3,863	$(1,144)	$6,022	$8,267	$1,595
Net realized gain	30,572	30,334	19,116	141,712	123,852	70,801
Change in net unrealized appreciation (depreciation) on investments	(11,972)	3,462	102,940	63,027	(213,544)	49,889

Increase (decrease) in net assets resulting from operations	24,521	37,659	120,912	210,761	(81,425)	122,285

CONTRACT TRANSACTIONS:
Purchase payments	1,781	4,021			5,198	2,358
Redemptions	(153,353)	(9,681)	(20,215)	(59,512)	(17,758)	(19,066)
Transfers, net	216,612	166,809	(66,681)	(208,602)	328,112	442,965
Contract maintenance charges	(39)	(68)	(83)	(81)	(93)	(7)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	65,001	161,081	(86,979)	(268,195)	315,459	426,250

Total increase (decrease) in net assets	89,522	198,740	33,933	(57,434)	234,034	548,535

NET ASSETS:
Beginning of period	533,083	334,343	758,006	815,440	1,103,517	554,982

End of period	$622,605	$533,083	$791,939	$758,006	$1,337,551	$1,103,517

CHANGES IN UNITS OUTSTANDING:
Units issued	23,596	20,244		70,993	66,293	67,669
Units redeemed	(18,591)	(7,237)	(4,567)	(85,169)	(46,008)	(38,974)

Net increase (decrease)	5,005	13,007	(4,567)	(14,176)	20,285	28,695

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	DELAWARE VIP GROWTH OPPORTUNITIES SERIES	DELAWARE VIP SMALL CAP VALUE SERIES		DREYFUS IP MIDCAP STOCK PORTFOLIO

	2007	2007	2006	2007	2006

	(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(1,573)	$(2,583)	$(5,564)	$(347)	$(987)
Net realized gain	4,943	50,336	73,380	8,336	36,572
Change in net unrealized appreciation (depreciation) on investments	(9,607)	(94,635)	(20,133)	(6,862)	(25,162)

Increase (decrease) in net assets resulting from operations	(6,237)	(46,882)	47,683	1,127	10,423

CONTRACT TRANSACTIONS:
Purchase payments		2,010	2,465
Redemptions		(5,734)	(28,665)		(6,294)
Transfers, net	6,237	(561,469)	639,644	(3,483)	(161,249)
Contract maintenance charges		(26)	(25)		(5)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	6,237	(565,219)	613,419	(3,483)	(167,548)

Total increase (decrease) in net assets	0	(612,101)	661,102	(2,356)	(157,125)

NET ASSETS:
Beginning of period	0	1,159,829	498,727	78,135	235,260

End of period	$0	$547,728	$1,159,829	$75,779	$78,135

CHANGES IN UNITS OUTSTANDING:
Units issued	47,436	23,308	123,545	307	30,676
Units redeemed	(47,436)	(55,043)	(90,861)	(496)	(42,230)

Net increase (decrease)	0	(31,735)	32,684	(189)	(11,554)

(1) The portfolio commenced operations on May 1, 2006, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	DREYFUS VIF APPRECIATION PORTFOLIO		DREYFUS VIF DEVELOPING LEADERS PORTFOLIO		DREYFUS VIF GROWTH & INCOME PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$5,082	$2,772	$(28)	$(151)	$(167)	$(124)
Net realized gain	89,074	173,894	2,188	7,050	17,729	16,047
Change in net unrealized appreciation (depreciation) on investments	(43,768)	12,551	(5,526)	(5,900)	(3,964)	8,959

Increase (decrease) in net assets resulting from operations	50,388	189,217	(3,366)	999	13,598	24,882

CONTRACT TRANSACTIONS:
Purchase payments	16,723	1,936	15
Redemptions	(10,202)	(120,381)		1	(1,791)	(22,100)
Transfers, net	(617,675)	142,954	(5,557)	(26,746)	(37,747)	(84,559)
Contract maintenance charges	(27)	(51)		(3)	(24)	(56)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(611,181)	24,458	(5,542)	(26,748)	(39,562)	(106,715)

Total increase (decrease) in net assets	(560,793)	213,675	(8,908)	(25,749)	(25,964)	(81,833)

NET ASSETS:
Beginning of period	1,148,377	934,702	28,918	54,667	202,969	284,802

End of period	$587,584	$1,148,377	$20,010	$28,918	$177,005	$202,969

CHANGES IN UNITS OUTSTANDING:
Units issued	1,499	103,895				2,776
Units redeemed	(54,613)	(97,749)	(450)	(1,971)	(3,490)	(13,739)

Net increase (decrease)	(53,114)	6,146	(450)	(1,971)	(3,490)	(10,963)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	DWS BLUE CHIP VIP PORTFOLIO		DWS CAPITAL GROWTH VIP PORTFOLIO		DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO

	2007	2006	2007	2006	2007	2006

		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$1,667	$(720)	$(1,233)	$(409)	$1,129	$(131)
Net realized gain	20,267	20	55,251	9,564	3,845	43,879
Change in net unrealized appreciation (depreciation) on investments	(23,149)	13,154	(34,838)	932	(16,954)	2,391

Increase (decrease) in net assets resulting from operations	(1,215)	12,454	19,180	10,087	(11,980)	46,139

CONTRACT TRANSACTIONS:
Purchase payments			805	750
Redemptions			(13,783)	(9,682)	(5,727)	(50)
Transfers, net	(143,839)	493,315	183,726	(21,682)	(48,458)	31,654
Contract maintenance charges	(1)		(4)	(40)	(7)	(4)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(143,840)	493,315	170,744	(30,654)	(54,192)	31,600

Total increase (decrease) in net assets	(145,055)	505,769	189,924	(20,567)	(66,172)	77,739

NET ASSETS:
Beginning of period	505,769	0	157,866	178,433	352,943	275,204

End of period	$360,714	$505,769	$347,790	$157,866	$286,771	$352,943

CHANGES IN UNITS OUTSTANDING:
Units issued	29,095	46,935	52,969	1,857	4,003	73,640
Units redeemed	(43,413)		(37,501)	(5,294)	(8,587)	(71,362)

Net increase (decrease)	(14,318)	46,935	15,468	(3,437)	(4,584)	2,278

(1) The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO		DWS GROWTH & INCOME VIP PORTFOLIO		DWS HEALTH CARE VIP PORTFOLIO

	2007	2006	2007	2006	2007	2006

		(1)				(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(290)	$(393)	$967	$487	$(165)	$(38)
Net realized gain	30,327	50	45,867	13,711	1,132	207
Change in net unrealized appreciation (depreciation) on investments	(25,074)	14,162	(42,519)	20,216	1,167	208

Increase in net assets resulting from operations	4,963	13,819	4,315	34,414	2,134	377

CONTRACT TRANSACTIONS:
Purchase payments	33,950			3,705
Redemptions		(1,499)	(21,365)	(9,884)
Transfers, net	58,578	226,768	(117,512)	(42,739)	27,238	12,688
Contract maintenance charges	(20)		(12)	(35)
Adjustments to net assets allocated to contracts in payout phase			1,258

Increase (decrease) in net assets resulting from contract transactions	92,508	225,269	(137,631)	(48,953)	27,238	12,688

Total increase (decrease) in net assets	97,471	239,088	(133,316)	(14,539)	29,372	13,065

NET ASSETS:
Beginning of period	239,088	0	302,413	316,952	13,065	0

End of period	$336,559	$239,088	$169,097	$302,413	$42,437	$13,065

CHANGES IN UNITS OUTSTANDING:
Units issued	33,055	22,723		1,181	2,313	2,541
Units redeemed	(24,534)	(156)	(14,428)	(6,699)		(1,320)

Net increase (decrease)	8,521	22,567	(14,428)	(5,518)	2,313	1,221

(1) The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	DWS LARGE CAP VALUE VIP PORTFOLIO		DWS SMALL CAP INDEX VIP PORTFOLIO		FEDERATED AMERICAN LEADERS FUND II

	2007	2006	2007	2006	2007	2006

		(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(128)	$30	$90	$(1,095)	$8,400	$12,738
Net realized gain	1,331	211	117,766	150,888	281,421	309,687
Change in net unrealized appreciation (depreciation) on investments	5,910	1,965	(135,907)	(46,718)	(346,523)	(61,334)

Increase (decrease) in net assets resulting from operations	7,113	2,206	(18,051)	103,075	(56,702)	261,091

CONTRACT TRANSACTIONS:
Purchase payments			25,577	477
Redemptions			(71,412)	(56,243)	(644,162)	(90,731)
Transfers, net	98,923	27,039	(44,636)	(230,896)	(495,697)	(418,506)
Contract maintenance charges	(1)		(48)		(40)	(72)
Adjustments to net assets allocated to contracts in payout phase					12,792	1,585

Increase (decrease) in net assets resulting from contract transactions	98,922	27,039	(90,519)	(286,662)	(1,127,107)	(507,724)

Total increase (decrease) in net assets	106,035	29,245	(108,570)	(183,587)	(1,183,809)	(246,633)

NET ASSETS:
Beginning of period	29,245	0	561,638	745,225	1,695,896	1,942,529

End of period	$135,280	$29,245	$453,068	$561,638	$512,087	$1,695,896

CHANGES IN UNITS OUTSTANDING:
Units issued	7,797	2,844	10,089	3,311	348	320
Units redeemed	(174)	(403)	(15,395)	(20,281)	(62,589)	(30,240)

Net increase (decrease)	7,623	2,441	(5,306)	(16,970)	(62,241)	(29,920)

(1)	The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	FEDERATED CAPITAL INCOME FUND II		FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II		FRANKLIN SMALL CAP VALUE SECURITIES FUND

	2007	2006	2007	2006	2007

					(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$5,437	$6,189	$64,227	$64,865	$(189)
Net realized gain (loss)	3,802	48	(14,605)	(16,204)	2,092
Change in net unrealized appreciation (depreciation) on investments	(5,137)	11,221	55,223	12,628	(7,392)

Increase (decrease) in net assets resulting from operations	4,102	17,458	104,845	61,289	(5,489)

CONTRACT TRANSACTIONS:
Purchase payments			5,481	6,770	221
Redemptions	(40,934)	(461)	(272,439)	(71,609)
Transfers, net			411,598	(130,049)	173,338
Contract maintenance charges	(31)		(86)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(40,965)	(461)	144,554	(194,888)	173,559

Total increase (decrease) in net assets	(36,863)	16,997	249,399	(133,599)	168,070

NET ASSETS:
Beginning of period	136,304	119,307	1,800,431	1,934,030	0

End of period	$99,441	$136,304	$2,049,830	$1,800,431	$168,070

CHANGES IN UNITS OUTSTANDING:
Units issued			34,893	12,590	17,044
Units redeemed	(3,168)	(39)	(25,497)	(25,359)

Net increase (decrease)	(3,168)	(39)	9,396	(12,769)	17,044

(1)	The portfolio commenced operations on May 1, 2006, but had no activity until 2007.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	JANUS ASPEN BALANCED PORTFOLIO INSTITUTIONAL SHARES		JANUS ASPEN BALANCED PORTFOLIO SERVICE SHARES	JANUS ASPEN FLEXIBLE BOND PORTFOLIO INSTITUTIONAL SHARES		JANUS ASPEN FLEXIBLE BOND PORTFOLIO SERVICE SHARES

	2007	2006	2007	2007	2006	2007

			(1)			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$20,176	$12,991	$1,068	$48,829	$66,100	$6,552
Net realized gain (loss)	28,078	7,552	16	(50,046)	(24,591)	1,158
Change in net unrealized appreciation (depreciation) on investments	63,860	62,560	5,208	81,497	14,415	5,070

Increase in net assets resulting from operations	112,114	83,103	6,292	80,280	55,924	12,780

CONTRACT TRANSACTIONS:
Purchase payments			1,499	2,240	16,300	2,645
Redemptions	(81,386)	(12,308)		(241,167)	(99,794)	(30,492)
Transfers, net	124,211	469,469	144,749	(314,514)	85,594	317,227
Contract maintenance charges	(25)			(123)		(2)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	42,800	457,161	146,248	(553,564)	2,100	289,378

Total increase (decrease) in net assets	154,914	540,264	152,540	(473,284)	58,024	302,158

NET ASSETS:
Beginning of period	1,025,379	485,115	0	1,619,387	1,561,363	0

End of period	$1,180,293	$1,025,379	$152,540	$1,146,103	$1,619,387	$302,158

CHANGES IN UNITS OUTSTANDING:
Units issued	12,301	42,825	14,639	4,160	22,871	39,692
Units redeemed	(8,391)	(5,426)		(42,835)	(22,444)	(10,687)

Net increase (decrease)	3,910	37,399	14,639	(38,675)	427	29,005

(1)	The portfolio commenced operations on May 1, 2007.

The accompanying notes are an integral part of these financial statements.		(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	JANUS ASPEN GROWTH & INCOME PORTFOLIO INSTITUTIONAL SHARES		JANUS ASPEN GROWTH & INCOME PORTFOLIO SERVICE SHARES	JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO INSTITUTIONAL SHARES		JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERVICE SHARES

	2007	2006	2007	2007	2006	2007

			(1)			(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$12,117	$9,985	$2,321	$(3,207)	$9,997	$(1,139)
Net realized gain (loss)	73,012	118,798	(182)	390,882	112,862	3,056
Change in net unrealized appreciation (depreciation) on investments	7,362	(85,027)	(5,074)	41,495	211,896	38,310

Increase (decrease) in net assets resulting from operations	92,491	43,756	(2,935)	429,170	334,755	40,227

CONTRACT TRANSACTIONS:
Purchase payments	999	2,998	36,006	4,133	43,935	3,875
Redemptions	(3,182)	(49,730)		(471,812)	(21,007)	(1,686)
Transfers, net	(314,874)	152,755	454,597	417,379	230,595	1,468,821
Contract maintenance charges	(39)	(15)		(178)		(11)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(317,096)	106,008	490,603	(50,478)	253,523	1,470,999

Total increase (decrease) in net assets	(224,605)	149,764	487,668	378,692	588,278	1,511,226

NET ASSETS:
Beginning of period	986,353	836,589	0	1,210,321	622,043	0

End of period	$761,748	$986,353	$487,668	$1,589,013	$1,210,321	$1,511,226

CHANGES IN UNITS OUTSTANDING:
Units issued	14,371	47,391	51,288	36,276	26,534	132,768
Units redeemed	(33,645)	(41,197)	(3,535)	(34,672)	(13,922)	(5,768)

Net increase (decrease)	(19,274)	6,194	47,753	1,604	12,612	127,000

(1)	The portfolio commenced operations on May 1, 2007.

The accompanying notes are an integral part of these financial statements.		(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	JANUS ASPEN LARGE CAP GROWTH PORTFOLIO		JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO		LVIP BARON GROWTH OPPORTUNITIES PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(1,048)	$(3,008)	$(1,634)	$10,404	$(11,032)	$(13,116)
Net realized gain (loss)	15,910	(4,631)	181,567	43,485	242,328	303,926
Change in net unrealized appreciation on investments	76,070	80,746	(63,950)	133,963	(202,160)	(77,483)

Increase in net assets resulting from operations	90,932	73,107	115,983	187,852	29,136	213,327

CONTRACT TRANSACTIONS:
Purchase payments		301			7,985	22,377
Redemptions	(65,894)	(65,565)	(443,541)	(92,055)	(46,088)	(151,681)
Transfers, net	(79,198)	(104,114)	(28,774)	(101,630)	74,456	(566,831)
Contract maintenance charges	(214)		(141)	(214)	(52)
Adjustments to net assets allocated to contracts in payout phase	1,266

Increase (decrease) in net assets resulting from contract transactions	(144,040)	(169,378)	(472,456)	(193,899)	36,301	(696,135)

Total increase (decrease) in net assets	(53,108)	(96,271)	(356,473)	(6,047)	65,437	(482,808)

NET ASSETS:
Beginning of period	711,521	807,792	1,229,106	1,235,153	1,264,953	1,747,761

End of period	$658,413	$711,521	$872,633	$1,229,106	$1,330,390	$1,264,953

CHANGES IN UNITS OUTSTANDING:
Units issued		586	764		16,306	11,490
Units redeemed	(9,280)	(12,355)	(26,299)	(13,090)	(14,662)	(48,869)

Net increase (decrease)	(9,280)	(11,769)	(25,535)	(13,090)	1,644	(37,379)

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	NEUBERGER BERMAN AMT REGENCY PORTFOLIO		NVIT MID CAP INDEX FUND		OPPENHEIMER GLOBAL SECURITIES FUND/VA

	2007	2006	2007	2006	2007	2006

		(1)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(141)	$(8)	$1,699	$700	$7,292	$6,840
Net realized gain	1,514	542	54,158	19,213	172,709	454,566
Change in net unrealized appreciation (depreciation) on investments	(4,606)	698	(20,084)	16,242	(80,822)	(197,098)

Increase (decrease) in net assets resulting from operations	(3,233)	1,232	35,773	36,155	99,179	264,308

CONTRACT TRANSACTIONS:
Purchase payments			1,561	1,171	36,076	10,060
Redemptions			(15,147)	(5,277)	(73,027)	(48,155)
Transfers, net	37,422	9,629	(71,602)	64,700	(208,933)	(791,184)
Contract maintenance charges	(3)		(29)	(31)	(88)	(88)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	37,419	9,629	(85,217)	60,563	(245,972)	(829,367)

Total increase (decrease) in net assets	34,186	10,861	(49,444)	96,718	(146,793)	(565,059)

NET ASSETS:
Beginning of period	10,861	0	510,676	413,958	1,747,507	2,312,566

End of period	$45,047	$10,861	$461,232	$510,676	$1,600,714	$1,747,507

CHANGES IN UNITS OUTSTANDING:
Units issued	7,870	1,063	7,627	11,803	16,667	44,289
Units redeemed	(4,618)		(12,426)	(8,071)	(28,468)	(93,291)

Net increase (decrease)	3,252	1,063	(4,799)	3,732	(11,801)	(49,002)

(1) The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS YEARS ENDED DECEMBER 31, 2007 AND 2006

	PIMCO VIT HIGH YIELD PORTFOLIO		PIMCO VIT LOW DURATION BOND PORTFOLIO		PIMCO VIT TOTAL RETURN PORTFOLIO

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$69,858	$65,759	$58,788	$39,617	$82,101	$32,315
Net realized gain (loss)	8,866	1,603	(7,626)	(10,337)	(17,057)	4,748
Change in net unrealized appreciation (depreciation) on investments	(43,853)	38,162	43,994	6,471	105,241	(5,452)

Increase in net assets resulting from operations	34,871	105,524	95,156	35,751	170,285	31,611

CONTRACT TRANSACTIONS:
Purchase payments	1,578	2,101	40,910	67,362	43,902	46,322
Redemptions	(6,467)	(5,758)	(190,539)	(75,438)	(227,920)	(8,758)
Transfers, net	(354,330)	56,750	263,793	(56,846)	987,627	945,934
Contract maintenance charges	(5)		(58)	(57)	(87)	(94)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(359,224)	53,093	114,106	(64,979)	803,522	983,404

Total increase (decrease) in net assets	(324,353)	158,617	209,262	(29,228)	973,807	1,015,015

NET ASSETS:
Beginning of period	1,358,113	1,199,496	1,390,630	1,419,858	1,507,511	492,496

End of period	$1,033,760	$1,358,113	$1,599,892	$1,390,630	$2,481,318	$1,507,511

CHANGES IN UNITS OUTSTANDING:
Units issued	77,457	68,815	51,781	42,194	126,466	103,293
Units redeemed	(104,807)	(64,043)	(40,954)	(49,236)	(49,873)	(6,696)

Net increase (decrease)	(27,350)	4,772	10,827	(7,042)	76,593	96,597

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	PIONEER FUND VCT PORTFOLIO		PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO		PIONEER MID CAP VALUE VCT PORTFOLIO

	2007	2006	2007	2006	2007	2006

						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$991	$1,642	$(3,693)	$(3,443)	$(543)	$(8)
Net realized gain (loss)	2,918	43,926	107,731	35,105	(22,950)	(2)
Change in net unrealized appreciation (depreciation) on investments	6,439	(10,444)	(146,207)	(16,343)	(3,234)	174

Increase (decrease) in net assets resulting from operations	10,348	35,124	(42,169)	15,319	(26,727)	164

CONTRACT TRANSACTIONS:
Purchase payments	55		7,538	924
Redemptions	(1,962)	(9,272)	(5,864)	(18,062)
Transfers, net	11,902	121,163	(96,792)	(64,065)	92,774	5,000
Contract maintenance charges	(9)	(13)	(49)	(91)	(3)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	9,986	111,878	(95,167)	(81,294)	92,771	5,000

Total increase (decrease) in net assets	20,334	147,002	(137,336)	(65,975)	66,044	5,164

NET ASSETS:
Beginning of period	242,714	95,712	383,200	449,175	5,164	0

End of period	$263,048	$242,714	$245,864	$383,200	$71,208	$5,164

CHANGES IN UNITS OUTSTANDING:
Units issued	2,729	80,051	25,986	2,054	61,304	486
Units redeemed	(2,022)	(70,692)	(34,454)	(7,942)	(55,374)

Net increase (decrease)	707	9,359	(8,468)	(5,888)	5,930	486

(1)	The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.		(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	PIONEER SMALL CAP VALUE VCT PORTFOLIO		PRUDENTIAL SERIES FUND EQUITY PORTFOLIO		SCHWAB MARKETTRACK GROWTH PORTFOLIO II

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$(464)	$226	$(3,299)	$552	$10,936	$9,245
Net realized gain	58,877	162,090	53,777	85,484	422,231	154,795
Change in net unrealized appreciation (depreciation) on investments	(85,020)	(110,576)	19,539	(35,668)	(329,713)	43,697

Increase (decrease) in net assets resulting from operations	(26,607)	51,740	70,017	50,368	103,454	207,737

CONTRACT TRANSACTIONS:
Purchase payments	598		47		1,356	798
Redemptions	(2,384)	(31,627)	(2,799)	(47)	(1,077,462)	(89,464)
Transfers, net	13,069	(206,664)	(723,695)	274,636	69,945	255,370
Contract maintenance charges	(24)	(18)	(3)	(3)	(63)	(123)
Adjustments to net assets allocated to contracts in payout phase					1,742

Increase (decrease) in net assets resulting from contract transactions	11,259	(238,309)	(726,450)	274,586	(1,004,482)	166,581

Total increase (decrease) in net assets	(15,348)	(186,569)	(656,433)	324,954	(901,028)	374,318

NET ASSETS:
Beginning of period	344,962	531,531	819,646	494,692	1,855,012	1,480,694

End of period	$329,614	$344,962	$163,213	$819,646	$953,984	$1,855,012

CHANGES IN UNITS OUTSTANDING:
Units issued	3,270	14,294	1,346	78,027	7,288	43,177
Units redeemed	(2,602)	(27,646)	(58,665)	(54,903)	(59,884)	(34,026)

Net increase (decrease)	668	(13,352)	(57,319)	23,124	(52,596)	9,151

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	SCHWAB MONEY MARKET PORTFOLIO		SCHWAB S&P 500 INDEX PORTFOLIO		THIRD AVENUE VALUE PORTFOLIO

	2007	2006	2007	2006	2007	2006

						(1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$267,338	$194,367	$49,379	$32,857	$20,108	$(445)
Net realized gain (loss)			271,470	452,221	69,081	(13,967)
Change in net unrealized appreciation (depreciation) on investments			(78,981)	320,203	(207,990)	7,855

Increase (decrease) in net assets resulting from operations	267,338	194,367	241,868	805,281	(118,801)	(6,557)

CONTRACT TRANSACTIONS:
Purchase payments	9,559,306	4,538,358	63,545	27,002
Redemptions	(1,295,231)	(1,626,028)	(279,545)	(376,196)	(81,833)	(18,520)
Transfers, net	(5,305,628)	(3,992,502)	1,025,547	(1,021,225)	1,101,021	251,532
Contract maintenance charges	(1,611)	(1,821)	(575)	(657)	(16)
Adjustments to net assets allocated to contracts in payout phase			5,644

Increase (decrease) in net assets resulting from contract transactions	2,956,836	(1,081,993)	814,616	(1,371,076)	1,019,172	233,012

Total increase (decrease) in net assets	3,224,174	(887,626)	1,056,484	(565,795)	900,371	226,455

NET ASSETS:
Beginning of period	5,027,751	5,915,377	5,589,868	6,155,663	226,455	0

End of period	$8,251,925	$5,027,751	$6,646,352	$5,589,868	$1,126,826	$226,455

CHANGES IN UNITS OUTSTANDING:
Units issued	1,254,374	1,107,411	84,200	15,485	113,783	101,808
Units redeemed	(1,025,178)	(1,194,389)	(42,297)	(99,038)	(19,977)	(79,848)

Net increase (decrease)	229,196	(86,978)	41,903	(83,553)	93,806	21,960

(1) The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	UNIVERSAL INSTITUTIONAL FUND U.S. REAL ESTATE PORTFOLIO		VAN KAMPEN LIT COMSTOCK		VAN KAMPEN LIT GROWTH & INCOME

	2007	2006	2007	2006	2007	2006

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income (loss)	$3,748	$1,856	$6,615	$(779)	$2,852	$507
Net realized gain	558,131	456,403	55,339	45,437	24,391	9,066
Change in net unrealized appreciation (depreciation) on investments	(864,605)	135,093	(48,941)	24,561	(12,378)	14,579

Increase (decrease) in net assets resulting from operations	(302,726)	593,352	13,013	69,219	14,865	24,152

CONTRACT TRANSACTIONS:
Purchase payments	5,740	2,269	3,680	23,344	4,773	409
Redemptions	(49,477)	(99,381)	(18,688)	(1,041)	(126,661)
Transfers, net	(904,395)	523,262	(324,509)	326,604	297,177	28,312
Contract maintenance charges	(114)	(143)			(41)
Adjustments to net assets allocated to contracts in payout phase

Increase (decrease) in net assets resulting from contract transactions	(948,246)	426,007	(339,517)	348,907	175,248	28,721

Total increase (decrease) in net assets	(1,250,972)	1,019,359	(326,504)	418,126	190,113	52,873

NET ASSETS:
Beginning of period	2,521,377	1,502,018	562,347	144,221	201,320	148,447

End of period	$1,270,405	$2,521,377	$235,843	$562,347	$391,433	$201,320

CHANGES IN UNITS OUTSTANDING:
Units issued	8,899	36,860	22,189	90,576	23,677	4,663
Units redeemed	(36,314)	(23,792)	(48,309)	(58,209)	(9,282)	(2,281)

Net increase (decrease)	(27,415)	13,068	(26,120)	32,367	14,395	2,382

The accompanying notes are an integral part of these financial statements.	(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	WELLS FARGO ADVANTAGE VT MULTI CAP VALUE FUND		WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND		TOTAL VARIABLE ANNUITY-1 SERIES ACCOUNT

	2007	2006	2007	2006	2007	2006

				(1)	(Memoranda Only)	(Memoranda Only)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$(2,387)	$(2,889)	$(229)	$(199)	$766,948	$571,078
Net realized gain	68,772	96,588	14,526	30	4,839,400	3,863,704
Change in net unrealized appreciation on investments	(69,060)	(43,741)	(10,244)	7,133	(2,778,486)	976,314

Increase in net assets resulting from operations	(2,675)	49,958	4,053	6,964	2,827,862	5,411,096

CONTRACT TRANSACTIONS:
Purchase payments					10,049,599	4,835,931
Redemptions	(6,069)	(9,817)	(304)	(53)	(6,544,452)	(3,733,212)
Transfers, net	(58,266)	(105,374)	23,671	76,899	92,805	82,855
Contract maintenance charges	(23)	(43)			(4,699)	(4,344)
Adjustments to net assets allocated to contracts in payout phase	1,913				38,750	1,006

Increase in net assets resulting from contract transactions	(62,445)	(115,234)	23,367	76,846	3,632,003	1,182,236

Total increase in net assets	(65,120)	(65,276)	27,420	83,810	6,459,865	6,593,332

NET ASSETS:
Beginning of period	312,352	377,628	83,810	0	50,420,182	43,826,850

End of period	$247,232	$312,352	$111,230	$83,810	$56,880,047	$50,420,182

CHANGES IN UNITS OUTSTANDING:
Units issued			3,042	8,055	3,112,014	3,140,519
Units redeemed	(4,896)	(7,903)	(986)	(5)	(2,720,986)	(2,979,405)

Net increase	(4,896)	(7,903)	2,056	8,050	391,028	161,114

(1) The portfolio commenced operations on May 1, 2006.

The accompanying notes are an integral part of these financial statements.	(Concluded)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.	ORGANIZATION

The Variable Annuity-1 Series Account (the Series Account), a separate account of First Great-West Life & Annuity Insurance Company (the Company), was established under New York law. The Series Account commenced operations on January 15, 1997. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions with each investment division being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Series Account’s assets applicable to the reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.	SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Application of Recent Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 shall be effective for financial statements issued for fiscal years beginning after November 15, 2007. The Series Account is evaluating the impact, if any, that the adoption of FAS 157 will have on its financial statements.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115” (“FAS 159”). FAS 159 permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of FAS 159 are elective; however, the amendment to FASB No. 115, “Accounting for Certain Investments in Debt and Equity Securities”, applies to all entities that own trading and available-for-sale securities. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. FAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. The Series Account adopted the provisions of FAS 159 on January 1, 2008. The adoption had no impact on the financial statements.

Security Transactions

Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the One or more of the underlying investment divisions may invest in governmental agencies, foreign issuers and high yield bonds.

Investments in securities of governmental agencies may only be guaranteed by the respective agency’s limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

The underlying investment divisions may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the underlying investment divisions to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions.

The underlying investment divisions invest in high yield bonds, some of which may be rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Contracts in the Payout Phase

Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as surrenders reflected in the Statement of Changes in Net Assets.

Federal Income Taxes

The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Net Transfers

Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company, not included in the Series Account.

Investment Income Ratio

The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values and has been annualized for any investment division not having a full year of operations. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests

3.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2007 were as follows:

	Purchases	Sales

Aim V.I. Core Equity Fund	$8,661	$153,964
Aim V.I. High Yield Fund	9,381	63,379
Aim V.I. International Growth Fund	648,045	1,012,809
Aim V.I. Technology Fund	59,115	126,504
Alger American Growth Portfolio	1,329,370	231,826
Alger American Midcap Growth Portfolio	1,222,693	446,251
AllianceBernstein VPS Growth & Income Portfolio	264,875	104,300
AllianceBernstein VPS Growth Portfolio	590,361	383,142
AllianceBernstein VPS International Growth Portfolio	1,665,617	903,230
AllianceBernstein VPS International Value Portfolio	1,024,611	581,920
AllianceBernstein VPS Small/Midcap Value Portfolio	666,008	612,935
AllianceBernstein VPS Utility Income Portfolio	669,856	931,286
American Century VP Balanced Fund	351,588	252,286
American Century VP International Fund	5,458	93,577
American Century VP Value Fund	1,187,161	755,918
Delaware VIP Growth Opportunities Series	540,897	276,459
Delaware VIP Small Cap Value Series	505,839	992,260
Dreyfus IP Midcap Stock Portfolio	15,204	9,010
Dreyfus VIF Appreciation Portfolio	28,570	634,734
Dreyfus VIF Developing Leaders Portfolio	3,885	5,795
Dreyfus VIF Growth & Income Portfolio	9,514	41,111
DWS Blue Chip VIP Portfolio	399,009	481,609
DWS Capital Growth VIP Portfolio	577,322	407,788
DWS Dreman High Return Equity VIP Portfolio	71,995	109,027
DWS Dreman Small Mid Cap Value VIP Portfolio	408,579	277,768
DWS Growth & Income VIP Portfolio	5,762	140,677
DWS Health Care VIP Portfolio	28,360	162
DWS Large Cap Value VIP Portfolio	89,337	2,774
DWS Small Cap Index VIP Portfolio	216,935	277,685
Federated American Leaders Fund II	136,363	1,147,776
Federated Capital Income Fund II	6,423	41,955
Federated Fund For U.S. Government Securities II	616,585	407,359
Franklin Small Cap Value Securities Fund	175,875	374
Janus Aspen Balanced Portfolio Institutional Shares	192,820	129,827
Janus Aspen Balanced Portfolio Service Shares	147,748	414
Janus Aspen Flexible Bond Portfolio Institutional Shares	114,653	619,023
Janus Aspen Flexible Bond Portfolio Service Shares	404,495	108,530
Janus Aspen Growth & Income Portfolio Institutional Shares	237,001	538,662
Janus Aspen Growth & Income Portfolio Service Shares	530,095	36,099
Janus Aspen International Growth Portfolio Institutional Shares	892,089	945,637
Janus Aspen International Growth Portfolio Service Shares	1,264,036	64,788
Janus Aspen Large Cap Growth Portfolio	4,798	151,159

Janus Aspen Worldwide Growth Portfolio	21,945	496,077
LVIP Baron Growth Opportunities Portfolio	471,119	314,002
Neuberger Berman Amt Regency Portfolio	88,079	49,643
NVIT Mid Cap Index Fund	152,133	221,509
Oppenheimer Global Securities Fund/VA	445,134	601,439
Pimco VIT High Yield Portfolio	1,089,428	1,377,430
Pimco VIT Low Duration Bond Portfolio	611,511	438,600
Pimco VIT Total Return Portfolio	1,411,707	529,718
Pioneer Fund VCT Portfolio	42,914	31,934
Pioneer Growth Opportunities VCT Portfolio	459,435	339,409
Pioneer Mid Cap Value VCT Portfolio	732,972	635,684
Pioneer Small Cap Value VCT Portfolio	147,054	56,050
Prudential Series Fund Equity Portfolio	19,250	482,457
Schwab Markettrack Growth Portfolio II	180,763	1,154,301
Schwab Money Market Portfolio	15,309,035	11,945,067
Schwab S&P 500 Index Portfolio	1,664,754	806,309
Third Avenue Value Portfolio	1,323,674	201,611
Universal Institutional Fund U.S. Real Estate Portfolio	482,862	1,280,792
Van Kampen LIT Comstock	309,366	629,205
Van Kampen LIT Growth & Income	321,042	129,885
Wells Fargo Advantage VT Multi Cap Value Fund	48,858	66,810
Wells Fargo Advantage VT Opportunity Fund	47,882	11,534

Total	$42,707,906	$36,301,255

4.	EXPENSES AND RELATED PARTY TRANSACTIONS

Contract Maintenance Charge

The Company deducts from each participant account a $25 annual maintenance charge on accounts under $50,000 as of each contract’s anniversary date.

Transfer Fees

The Company charges $10 for each transfer between investment divisions in excess of 12 transfers in any calendar year.

Deductions for Premium Taxes

The Company deducts from each contribution in the Series Account any applicable state Premium Tax or retaliatory tax, which currently range from 0% to 3.5%.

Deductions for Assumption of Mortality and Expense Risks

The Company deducts an amount, computed daily, from the net asset value of the Series Account investments, equal to an annual rate of 0.85%. This charge compensates the Company for its assumption of certain mortality, death benefit, and expense risks.

If the above charges prove insufficient to cover actual costs and assumed risks, the loss will be borne by the Company; conversely, if the amounts deducted prove more than sufficient, the excess will be a profit to the Company.

5.	FINANCIAL HIGHLIGHTS

A summary of accumulation units outstanding for variable annuity contracts, the range of lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the five years ended December 31, 2007 is included on the following pages. The unit values in the Financial Highlights are calculated based on the net assets and accumulation units outstanding as of December 31 of each year presented and may differ from the unit value reflected on the Statement of Assets and Liabilities due to rounding. In certain instances the lowest unit fair value and total return exceed the highest due to the impact of contracts which were not inforce for the full year.

The Expense Ratio represents the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31			For the year or period ended December 31

	Units (000s)	Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

AIM V.I. CORE EQUITY FUND
2007	42	$18.22	$791	0.85%	7.18%
2006	50	$17.00	$872	0.85%	15.41%
2005	63	$14.73	$930	0.85%	2.43%
2004	99	$14.38	$1,437	0.85%	3.36%
2003	124	$13.91	$1,727	0.85%	21.56%
AIM V.I. HIGH YIELD FUND
2007	9	$13.39	$149	0.85%	0.38%
2006	14	$13.33	$204	0.85%	9.80%
2005	18	$12.14	$215	0.85%	1.85%
2004	26	$11.92	$336	0.85%	9.94%
2003	72	$10.84	$794	0.85%	23.98%
AIM V.I. INTERNATIONAL GROWTH FUND
2007	20	$12.62	$247	0.85%	13.69%
2006	54	$11.10	$596	0.85%	11.00%
AIM V.I. TECHNOLOGY FUND
2007	119	$2.81	$335	0.85%	6.84%
2006	142	$2.63	$372	0.85%	9.58%
2005	176	$2.40	$423	0.85%	1.27%
2004	181	$2.37	$429	0.85%	3.75%
2003	233	$2.28	$533	0.85%	44.07%
ALGER AMERICAN GROWTH PORTFOLIO
2007	144	$20.99	$3,042	0.85%	18.92%
2006	90	$17.65	$1,596	0.85%	4.25%
2005	89	$16.93	$1,500	0.85%	11.09%
2004	116	$15.24	$1,771	0.85%	4.61%
2003	138	$14.57	$2,005	0.85%	34.02%
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
2007	66	$20.39	$1,346	0.85%	30.45%
2006	17	$15.63	$271	0.85%	9.22%
2005	16	$14.31	$231	0.85%	8.90%
2004	18	$13.14	$231	0.85%	12.09%
2003	6	$11.73	$72	0.85%	17.26%
ALLIANCE-BERNSTEIN VPS GROWTH & INCOME PORTFOLIO
2007	16	$11.61	$186	0.85%	4.22%
2006	3	$11.14	$29	0.85%	11.40%
ALLIANCE-BERNSTEIN VPS GROWTH PORTFOLIO
2007	23	$11.11	$256	0.85%	12.11%
2006	3	$9.91	$31	0.85%	(0.90)%

(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31			For the year or period ended December 31

	Units (000s)	Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

ALLIANCE-BERNSTEIN VPS INTERNATIONAL GROWTH PORTFOLIO
2007	97	$17.98	$1,745	0.85%	17.13%
2006	85	$15.35	$1,302	0.85%	25.92%
2005	47	$12.19	$578	0.85%	21.90%
ALLIANCE-BERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO
2007	94	$11.84	$1,118	0.85%	4.96%
2006	61	$11.28	$686	0.85%	12.80%
ALLIANCE-BERNSTEIN VPS SMALL/MIDCAP VALUE PORTFOLIO
2007	13	$10.56	$137	0.85%	0.86%
2006	10	$10.47	$104	0.85%	4.70%
ALLIANCE-BERNSTEIN VPS UTILITY INCOME PORTFOLIO
2007	39	$22.46	$884	0.85%	21.34%
2006	43	$18.51	$801	0.85%	22.66%
2005	17	$15.09	$250	0.85%	15.10%
2004	9	$13.11	$121	0.85%	23.28%
2003	6	$10.64	$67	0.85%	6.37%
AMERICAN CENTURY VP BALANCED FUND
2007	46	$13.57	$623	0.85%	3.98%
2006	41	$13.05	$533	0.85%	8.75%
2005	28	$12.00	$334	0.85%	3.99%
2004	26	$11.54	$304	0.85%	8.85%
2003	18	$10.60	$188	0.85%	5.97%
AMERICAN CENTURY VP INTERNATIONAL FUND
2007	38	$20.88	$792	0.85%	17.04%
2006	42	$17.84	$758	0.85%	23.97%
2005	57	$14.39	$815	0.85%	12.33%
2004	71	$12.81	$907	0.85%	13.95%
2003	67	$11.25	$754	0.85%	23.46%
AMERICAN CENTURY VP VALUE FUND
2007	91	$14.77	$1,338	0.85%	(5.92)%
2006	70	$15.70	$1,104	0.85%	17.60%
2005	42	$13.35	$555	0.85%	4.13%
2004	24	$12.82	$305	0.85%	13.37%
2003	12	$11.30	$141	0.85%	13.05%

(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31			For the year or period ended December 31

	Units (000s)	Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

DELAWARE VIP SMALL CAP VALUE SERIES
2007	33	$16.58	$548	0.85%	(7.43)%
2006	65	$17.91	$1,160	0.85%	15.25%
2005	32	$15.54	$499	0.85%	8.44%
2004	18	$14.33	$262	0.85%	20.46%
2003	18	$11.89	$215	0.85%	18.93%
DREYFUS IP MIDCAP STOCK PORTFOLIO
2007	5	$15.09	$76	0.85%	0.67%
2006	5	$14.99	$78	0.85%	6.84%
2005	17	$14.03	$235	0.85%	8.26%
2004	21	$12.96	$272	0.85%	13.51%
2003	17	$11.42	$195	0.85%	14.20%
DREYFUS VIF APPRECIATION PORTFOLIO
2007	49	$11.90	$588	0.85%	6.16%
2006	102	$11.21	$1,148	0.85%	15.57%
2005	96	$9.70	$935	0.85%	3.41%
2004	121	$9.38	$1,132	0.85%	4.16%
2003	98	$9.00	$879	0.85%	20.15%
DREYFUS VIF DEVELOPING LEADERS PORTFOLIO
2007	2	$12.22	$20	0.85%	(11.83)%
2006	2	$13.86	$29	0.85%	2.90%
2005	4	$13.47	$55	0.85%	4.91%
2004	4	$12.84	$57	0.85%	10.40%
2003	2	$11.63	$27	0.85%	16.28%
DREYFUS VIF GROWTH & INCOME PORTFOLIO
2007	15	$11.82	$177	0.85%	7.55%
2006	18	$10.99	$203	0.85%	13.53%
2005	29	$9.68	$285	0.85%	2.54%
2004	21	$9.44	$194	0.85%	6.56%
2003	15	$8.86	$133	0.85%	25.51%
DWS BLUE CHIP VIP PORTFOLIO
2007	33	$11.06	$361	0.85%	2.60%
2006	47	$10.78	$506	0.85%	7.80%
DWS CAPITAL GROWTH VIP PORTFOLIO
2007	31	$11.09	$348	0.85%	11.68%
2006	16	$9.93	$158	0.85%	7.58%
2005	19	$9.23	$178	0.85%	7.95%
2004	22	$8.55	$192	0.85%	7.07%
2003	16	$7.98	$125	0.85%	25.82%

(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31			For the year or period ended December 31

	Units (000s)	Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

DWS DREMAN HIGH RETURN EQUITY VIP PORTFOLIO
2007	23	$12.36	$287	0.85%	(2.68)%
2006	28	$12.70	$353	0.85%	17.70%
2005	26	$10.79	$275	0.85%	7.90%
DWS DREMAN SMALL MID CAP VALUE VIP PORTFOLIO
2007	31	$10.83	$337	0.85%	2.27%
2006	23	$10.59	$239	0.85%	5.90%
DWS GROWTH & INCOME VIP PORTFOLIO
2007	16	$9.96	$169	0.85%	0.50%
2006	31	$9.91	$302	0.85%	12.61%
2005	36	$8.80	$317	0.85%	5.26%
2004	38	$8.36	$315	0.85%	9.23%
2003	34	$7.66	$260	0.85%	25.67%
DWS HEALTH CARE VIP PORTFOLIO
2007	4	$12.01	$42	0.85%	12.24%
2006	1	$10.70	$13	0.85%	7.00%
DWS LARGE CAP VALUE VIP PORTFOLIO
2007	10	$13.44	$135	0.85%	12.19%
2006	2	$11.98	$29	0.85%	14.42%
DWS SMALL CAP INDEX VIP PORTFOLIO
2007	26	$17.57	$453	0.85%	(2.71)%
2006	31	$18.06	$562	0.85%	16.44%
2005	48	$15.51	$745	0.85%	3.40%
2004	62	$15.00	$925	0.85%	16.76%
2003	90	$12.85	$1,151	0.85%	45.19%
FEDERATED AMERICAN LEADERS FUND II
2007	29	$16.34	$512	0.85%	(10.42)%
2006	91	$18.24	$1,696	0.85%	13.01%
2005	121	$16.14	$1,943	0.85%	4.17%
2004	144	$15.12	$2,216	0.85%	8.85%
2003	143	$13.89	$2,005	0.85%	26.62%
FEDERATED CAPITAL INCOME FUND II
2007	8	$12.99	$99	0.85%	3.10%
2006	11	$12.60	$136	0.85%	14.75%
2005	11	$10.98	$119	0.85%	5.37%
2004	4	$10.42	$39	0.85%	9.00%
2003	4	$9.56	$43	0.85%	19.65%

(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31			For the year or period ended December 31

	Units (000s)	Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
2007	126	$16.22	$2,050	0.85%	5.39%
2006	117	$15.39	$1,800	0.85%	3.22%
2005	130	$14.91	$1,934	0.85%	1.15%
2004	165	$14.74	$2,438	0.85%	2.73%
2003	169	$14.34	$2,430	0.85%	1.50%
FRANKLIN SMALL CAP VALUE SECURITIES FUND
2007	17	$9.86	$168	0.85%	(1.40)%
JANUS ASPEN BALANCED PORTFOLIO INSTITUTIONAL SHARES
2007	82	$14.44	$1,180	0.85%	9.56%
2006	78	$13.18	$1,025	0.85%	9.83%
2005	40	$12.00	$485	0.85%	7.05%
2004	43	$11.21	$479	0.85%	7.61%
2003	12	$10.42	$127	0.85%	4.21%
JANUS ASPEN BALANCED PORTFOLIO SERVICE SHARES
2007	15	$10.42	$153	0.85%	4.20%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO INSTITUTIONAL SHARES
2007	77	$14.81	$1,146	0.85%	6.16%
2006	116	$13.95	$1,619	0.85%	3.33%
2005	116	$13.50	$1,561	0.85%	1.12%
2004	139	$13.35	$1,852	0.85%	3.09%
2003	153	$12.95	$1,984	0.85%	5.49%
JANUS ASPEN FLEXIBLE BOND PORTFOLIO SERVICE SHARES
2007	29	$10.42	$302	0.85%	4.20%
JANUS ASPEN GROWTH & INCOME PORTFOLIO INSTITUTIONAL SHARES
2007	49	$15.66	$762	0.85%	7.78%
2006	68	$14.53	$986	0.85%	7.15%
2005	62	$13.56	$837	0.85%	11.42%
2004	38	$12.17	$463	0.85%	10.99%
2003	8	$10.97	$83	0.85%	9.65%
JANUS ASPEN GROWTH & INCOME PORTFOLIO SERVICE SHARES
2007	48	$10.21	$488	0.85%	2.10%
JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO INSTITUTIONAL SHARES
2007	52	$30.62	$1,589	0.85%	27.27%
2006	50	$24.06	$1,210	0.85%	45.73%
2005	38	$16.51	$622	0.85%	31.24%
2004	25	$12.58	$318	0.85%	17.95%
2003	23	$10.67	$243	0.85%	33.78%

(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31			For the year or period ended December 31

	Units (000s)	Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO SERVICE SHARES
2007	127	$11.90	$1,511	0.85%	19.00%
JANUS ASPEN LARGE CAP GROWTH PORTFOLIO
2007	37	$17.51	$658	0.85%	14.15%
2006	46	$15.34	$712	0.85%	10.44%
2005	58	$13.89	$808	0.85%	3.35%
2004	92	$13.44	$1,237	0.85%	3.63%
2003	118	$12.96	$1,524	0.85%	30.62%
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
2007	48	$18.15	$873	0.85%	8.68%
2006	74	$16.70	$1,229	0.85%	17.28%
2005	87	$14.24	$1,235	0.85%	4.94%
2004	119	$13.57	$1,618	0.85%	3.89%
2003	134	$13.06	$1,746	0.85%	22.95%
LVIP BARON GROWTH OPPORTUNITIES PORTFOLIO
2007	66	$20.22	$1,330	0.85%	2.54%
2006	64	$19.72	$1,265	0.85%	14.58%
2005	102	$17.21	$1,748	0.85%	2.44%
2004	93	$16.80	$1,557	0.85%	24.58%
2003	106	$13.48	$1,430	0.85%	28.92%
NEUBERGER BERMAN AMT REGENCY PORTFOLIO
2007	4	$10.44	$45	0.85%	2.15%
2006	1	$10.22	$11	0.85%	2.20%
NVIT MID CAP INDEX FUND
2007	27	$17.18	$461	0.85%	6.44%
2006	32	$16.14	$511	0.85%	8.83%
2005	28	$14.83	$414	0.85%	10.92%
2004	23	$13.37	$302	0.85%	14.53%
2003	25	$11.67	$289	0.85%	16.72%
OPPENHEIMER GLOBAL SECURITIES FUND/VA
2007	78	$20.46	$1,601	0.85%	5.41%
2006	90	$19.41	$1,748	0.85%	16.72%
2005	139	$16.63	$2,313	0.85%	13.28%
2004	71	$14.68	$1,040	0.85%	18.16%
2003	37	$12.42	$454	0.85%	24.21%

(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31				For the year or period ended December 31

	Units (000s)		Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

PIMCO VIT HIGH YIELD PORTFOLIO
2007	78		$13.19	$1,034	0.85%	2.73%
2006	106		$12.84	$1,358	0.85%	8.08%
2005	101		$11.88	$1,199	0.85%	3.21%
2004	67		$11.51	$767	0.85%	8.62%
2003	8		$10.59	$85	0.85%	5.94%
PIMCO VIT LOW DURATION BOND PORTFOLIO
2007	145		$11.01	$1,600	0.85%	6.38%
2006	134		$10.35	$1,391	0.85%	3.09%
2005	141		$10.04	$1,420	0.85%	0.20%
2004	139		$10.02	$1,394	0.85%	0.99%
2003	55		$9.92	$549	0.85%	(0.77)%
PIMCO VIT TOTAL RETURN PORTFOLIO
2007	222		$11.17	$2,481	0.85%	7.82%
2006	146		$10.36	$1,508	0.85%	2.98%
2005	49		$10.06	$492	0.85%	0.60%
PIONEER FUND VCT PORTFOLIO
2007	18		$14.69	$263	0.85%	4.11%
2006	17		$14.11	$243	0.85%	15.66%
2005	8		$12.20	$96	0.85%	5.26%
2004	8		$11.59	$98	0.85%	6.78%
2003	18		$10.85	$200	0.85%	23.73%
PIONEER GROWTH OPPORTUNITIES VCT PORTFOLIO
2007	17		$14.10	$246	0.85%	(4.67)%
2006	26		$14.79	$383	0.85%	4.67%
2005	32		$14.13	$449	0.85%	5.76%
2004	47		$13.36	$627	0.85%	21.29%
2003	39		$11.01	$430	0.85%	41.74%
PIONEER MID CAP VALUE VCT PORTFOLIO
2007	6		$11.10	$71	0.85%	4.42%
2006	0	*	$10.63	$5	0.85%	6.30%
PIONEER SMALL CAP VALUE VCT PORTFOLIO
2007	19		$17.05	$330	0.85%	(7.74)%
2006	19		$18.48	$345	0.85%	11.33%
2005	32		$16.60	$532	0.85%	13.93%
2004	33		$14.57	$476	0.85%	21.28%
2003	15		$12.01	$183	0.85%	20.11%

(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31			For the year or period ended December 31

	Units (000s)	Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

PRUDENTIAL SERIES FUND EQUITY PORTFOLIO
2007	13	$12.59	$163	0.85%	7.98%
2006	70	$11.66	$820	0.85%	11.15%
2005	47	$10.49	$495	0.85%	10.07%
2004	26	$9.53	$248	0.85%	8.59%
2003	1	$8.78	$11	0.85%	30.00%
SCHWAB MARKETTRACK GROWTH PORTFOLIO II
2007	49	$19.04	$954	0.85%	4.73%
2006	102	$18.18	$1,855	0.85%	14.05%
2005	93	$15.94	$1,481	0.85%	4.87%
2004	95	$15.20	$1,445	0.85%	10.63%
2003	100	$13.74	$1,368	0.85%	25.90%
SCHWAB MONEY MARKET PORTFOLIO
2007	624	$13.22	$8,252	0.85%	3.85%
2006	395	$12.73	$5,028	0.85%	3.75%
2005	482	$12.27	$5,915	0.85%	1.83%
2004	484	$12.05	$5,829	0.85%	0.05%
2003	419	$12.04	$5,045	0.85%	(0.13)%
SCHWAB S&P 500 INDEX PORTFOLIO
2007	361	$18.32	$6,646	0.85%	4.45%
2006	319	$17.54	$5,590	0.85%	14.57%
2005	402	$15.31	$6,156	0.85%	3.87%
2004	383	$14.74	$5,645	0.85%	9.60%
2003	389	$13.45	$5,231	0.85%	27.14%
THIRD AVENUE VALUE PORTFOLIO
2007	116	$9.73	$1,127	0.85%	(5.63)%
2006	22	$10.31	$226	0.85%	3.10%
UNIVERSAL INSTITUTIONAL FUND U.S. REAL ESTATE PORTFOLIO
2007	43	$29.29	$1,270	0.85%	(17.77)%
2006	71	$35.62	$2,521	0.85%	36.89%
2005	58	$26.02	$1,502	0.85%	16.06%
2004	56	$22.42	$1,253	0.85%	35.24%
2003	54	$16.58	$893	0.85%	36.35%
VAN KAMPEN LIT COMSTOCK
2007	20	$11.88	$236	0.85%	(2.86)%
2006	46	$12.23	$562	0.85%	15.38%
2005	14	$10.60	$144	0.85%	6.00%
(Continued)

VARIABLE ANNUITY-1 SERIES ACCOUNT OF
FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

	At December 31			For the year or period ended December 31

	Units (000s)	Unit Fair Value	Net Assets (000s)	Expense Ratio	Total Return

VAN KAMPEN LIT GROWTH & INCOME
2007	30	$12.94	$391	0.85%	1.97%
2006	16	$12.69	$201	0.85%	15.26%
2005	13	$11.01	$148	0.85%	10.10%
WELLS FARGO ADVANTAGE VT MULTI CAP VALUE FUND
2007	16	$15.07	$247	0.85%	(1.57)%
2006	20	$15.31	$312	0.85%	14.77%
2005	28	$13.34	$378	0.85%	15.50%
2004	39	$11.55	$452	0.85%	15.78%
2003	62	$9.97	$623	0.85%	37.23%
WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND
2007	10	$11.01	$111	0.85%	5.76%
2006	8	$10.41	$84	0.85%	4.10%

*	The Investment Division has units that round to less than 1,000 units.	(Concluded)